UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant [   ]

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[X] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[   ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material under Rule 14a-12

VOLITIONRX LIMITED

(Name of Registrant as Specified In Its Charter)

_________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VOLITIONRX LIMITED

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Thursday June 17, 2021

To Our Stockholders:

Notice is hereby given that the 2021 Annual Meeting of Stockholders, or the Annual Meeting, of VolitionRx Limited, which we refer to as VolitionRx, the Company, we or us, will be held at 93-95 Gloucester Place, London, W1U 6JQ, United Kingdom, at 11:00 a.m. LST on Thursday June 17, 2021, for the following purposes:

1.Election of Directors. To elect eight directors to serve until the next annual meeting of stockholders or, if Proposal 6 is approved, to hold office until the annual meeting of stockholders applicable to the class of director to which the applicable director will be assigned, and until such director’s successor is duly elected and qualified, or until his or her earlier death, resignation or removal;

2.Ratification of Selection of Independent Registered Public Accounting Firm. To ratify the selection of Sadler, Gibb & Associates, LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2021;

3.Advisory Vote to Approve Named Executive Officer Compensation. To approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers, as disclosed in the Compensation of Named Executive Officers section of this Proxy Statement;

4.Advisory Vote to Approve Frequency of Future Advisory Votes on Named Executive Officer Compensation. To approve, by a non-binding advisory vote, the frequency of future advisory votes on the compensation of the Company’s named executive officers;

5.Approval of Amendment to 2015 Stock Incentive Plan. To approve an amendment to the Company’s 2015 Stock Incentive Plan, as amended, to increase the number of shares of common stock that the Company has authority to grant under the Plan from 4,250,000 to 6,000,000;

6.Approval of Restated Certificate to Provide for Classified Board of Directors.  To approve a Third Amended and Restated Certificate of Incorporation, or the Restated Certificate, to provide for the election of a classified board of directors, and to grant to the Company’s board of directors the exclusive authority to fill vacancies on the Company’s board of directors;

7.Approval of Restated Certificate to Limit Stockholder Actions to Duly Called Annual or Special Meetings. To approve the Restated Certificate to permit stockholder action only at a duly called annual or special meeting, and to prohibit stockholder action by written consent or electronic transmission (our Amended and Restated Bylaws, or our Bylaws, already contain a similar provision);

8.Approval of Restated Certificate to Specify Persons Who May Call Special Meetings of Stockholders.  To approve the Restated Certificate to require that special meetings of stockholders be called (i) by the Company’s board of directors pursuant to a resolution approved by a majority of the Company’s board of directors, (ii) by the chairman of the Company’s board of directors, (iii) by the chief executive officer of the Company, or (iv) by the president of the Company (in the absence of a chief executive officer) (our Bylaws already contain a similar provision);

9.Approval of Restated Certificate to Limit Removal of Directors.  Contingent upon approval of Proposal 6, to approve the Restated Certificate to prohibit director removal without cause, and to allow removal with cause only by the vote of the holders of at least two-thirds (66-2/3%) of all then-outstanding shares of common stock of the Company; and

10.Other Business. To consider and act upon such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The Company’s board of directors recommends that you vote “FOR” each of the director nominees named in Proposal 1, and “FOR” Proposals 2 through 9.

The Company’s board of directors has fixed the close of business on April 19, 2021, as the Record Date for the determination of stockholders that are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. Only stockholders of record, and holders of shares in street name as represented by a bank or broker statement certifying the number of shares in their possession, as of the close of business on the Record Date are entitled to notice and to vote at this Annual Meeting or any postponements or adjournments.

We intend to hold our Annual Meeting in person.  However, we continue to monitor coronavirus (COVID-19) developments and the related recommendations and protocols issued by public health authorities and governments. The health and well-being of our employees and stockholders is a high priority. Accordingly, if we determine that it is not possible or advisable to hold the Annual Meeting in person, we will announce alternative arrangements for the meeting, which may include a change in venue or holding the meeting solely by means of remote communication. We will announce any such change and the details on how to participate by press release, which will be available on our website at https://ir.volition.com and filed with the Securities and Exchange Commission. If you are planning to attend the Annual Meeting in person, please check our website prior to the meeting date.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the Proxy Statement and submit your proxy and voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail, the section entitled How to Vote in the Proxy Statement or, if you requested to receive printed proxy materials, your enclosed proxy card.

By order of the Board of Directors

/s/ Cameron Reynolds
Cameron Reynolds President, Chief Executive Officer and Director

Approximate Date of Mailing of Notice of

Internet Availability of Proxy Materials:

May 4, 2021

GENERAL INFORMATION		1
ABOUT THE MEETING		1
VOTING INFORMATION		3
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT		7
DIRECTORS AND EXECUTIVE OFFICERS		9
CORPORATE GOVERNANCE OF THE COMPANY		13
Corporate Governance Practices and Policies		13
Director Independence		13
Term of Office for Directors and Officers		13
Family Relationships		13
Certain Arrangements and Understandings		13
Involvement in Certain Legal Proceedings		13
Board and Committee Meetings; Annual Meeting Attendance		14
Committees of the Board of Directors		14
Nominating Procedures		16
Board Leadership Structure and Role in Risk Oversight		16
Stockholder Communications		16
Code of Ethics		17
Employee, Director and Officer Hedging		17
Transactions with Related Persons		17
Policy on the Review, Approval or Ratification of Transactions with Related Persons		18
REPORT OF THE AUDIT COMMITTEE		19
COMPENSATION OF NAMED EXECUTIVE OFFICERS		20
Summary Compensation Table		20
Employment and Consulting Agreements		21
Role of Executive Officers with Compensation Decisions		22
Compensation Consultant		22
Outstanding Equity Awards Table		23
Long-Term Incentive Plans		25
Severance and Change of Control Benefits		25
PROPOSAL 1 —	ELECTION OF DIRECTORS	26
PROPOSAL 2 —	RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	32
PROPOSAL 3 —	ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION	34
PROPOSAL 4 —	ADVISORY VOTE TO APPROVE FREQUENCY OF FUTURE ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION	35
PROPOSAL 5 —	APPROVAL OF AMENDMENT TO 2015 STOCK INCENTIVE PLAN	36
PROPOSAL 6 —	APPROVAL OF RESTATED CERTIFICATE TO PROVIDE FOR CLASSIFIED BOARD OF DIRECTORS	42
PROPOSAL 7 —	APPROVAL OF RESTATED CERTIFICATE TO PERMIT STOCKHOLDER ACTION ONLY AT A DULY CALLED ANNUAL OR SPECIAL MEETING AND TO PROHIBIT STOCKHOLDER ACTION BY WRITTEN CONSENT OR ELECTRONIC TRANSMISSION	44
PROPOSAL 8 —	APPROVAL OF RESTATED CERTIFICATE TO REQUIRE THAT SPECIAL MEETINGS OF STOCKHOLDERS BE CALLED (I) BY THE BOARD OF DIRECTORS PURSUANT TO A RESOLUTION APPROVED BY A MAJORITY OF THE BOARD OF DIRECTORS, (II) BY THE CHAIRMAN OF THE BOARD OF DIRECTORS, (III) BY THE CHIEF EXECUTIVE OFFICER OR (IV) BY THE PRESIDENT (IN THE ABSENCE OF A CHIEF EXECUTIVE OFFICER)	46
PROPOSAL 9 —	APPROVAL OF RESTATED CERTIFICATE TO PROHIBIT DIRECTOR REMOVAL WITHOUT CAUSE AND TO ALLOW REMOVAL WITH CAUSE BY THE VOTE OF THE STOCKHOLDERS OF AT LEAST 66-2/3% OF ALL THEN OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY	48
INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON		50
DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS		50
DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING		50
WHERE YOU CAN GET ADDITIONAL INFORMATION		50
OTHER MATTERS		51

VOLITIONRX LIMITED

13215 Bee Cave Parkway

Suite 125, Galleria Oaks B

Austin, Texas  78738

Telephone: +1 (646) 650-1351

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Thursday June 17, 2021

GENERAL INFORMATION

VolitionRx Limited has made this Proxy Statement, as well as the Notice of Annual Meeting of Stockholders and our Annual Report on Form 10-K for the year ended December 31, 2020, or collectively, the Proxy Materials, available to you on the Internet or, upon your request, in paper or e-mail form, in connection with the solicitation of proxies by the board of directors of VolitionRx Limited for the 2021 Annual Meeting of Stockholders, or Annual Meeting, to be held on June 17, 2021, and any adjournment or postponement of the Annual Meeting. In addition to the Proxy Materials, proxies may be solicited personally or by telephone, mail, facsimile or other electronic means. Directors, officers and employees will not be paid any additional compensation for soliciting proxies, but Broadridge Financial Solutions, Inc. will be paid its customary fee of approximately $9,000, exclusive of printing and mailing fees, and Morrow Sodali, LLC, a proxy solicitation firm, will be paid a fee of $8,500, plus disbursements.  We will, upon request, also reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock. The cost of solicitation will be borne by the Company.

The Company is taking advantage of the Securities and Exchange Commission, or the SEC, rules that allow us to furnish our Proxy Materials over the Internet to our stockholders rather than in paper form. We believe that this delivery process will expedite our stockholders’ receipt of our Proxy Materials, reduce the environmental impact of our Annual Meeting of Stockholders and lower the costs of printing and distributing our Proxy Materials. Accordingly, you will receive a Notice of Internet Availability of Proxy Materials, or the Notice, which we expect to mail on or about May 4, 2021. You may request receipt of our Proxy Materials in paper or e-mail form by following the instructions on the Notice.

In this Proxy Statement, except as otherwise indicated by the context, references to “Company,” “VolitionRx,” “Volition,” “we,” “us,” and “our” are references to VolitionRx Limited and its wholly owned subsidiaries, Singapore Volition Pte. Limited, a Singapore registered company, or Singapore Volition, Belgian Volition SRL, a Belgium registered company, or Belgian Volition, Volition Diagnostics UK Limited, a company registered in the United Kingdom, or Volition Diagnostics, Volition Germany GmbH (formerly Octamer GmbH), a company with limited liability organized under the laws of Germany, or Volition Germany, and Volition America, Inc., a Delaware corporation, or Volition America, as well as majority-owned subsidiary Volition Veterinary Diagnostics Development LLC, a Texas limited liability company, or Volition Vet. Additionally, in this Proxy Statement we use the term “Share Exchange Agreement” to refer to the share exchange agreement with Singapore Volition and the former shareholders of Singapore Volition dated September 26, 2011, pursuant to which we acquired Singapore Volition through an exchange of shares with the former Singapore Volition shareholders effective October 6, 2011.

ABOUT THE MEETING

We are holding our Annual Meeting at 93-95 Gloucester Place, London, W1U 6JQ, United Kingdom, on June 17, 2021, at 11:00 a.m. LST. At our Annual Meeting, our stockholders will act upon the matters outlined herein. In addition, our management will report on our performance during the 2020 fiscal year and respond to questions from stockholders.

We intend to hold our Annual Meeting in person.  However, we continue to monitor coronavirus (COVID-19) developments and the related recommendations and protocols issued by public health authorities and governments. The health and well-being of our employees and stockholders is a high priority. Accordingly, if we determine that it is not possible or advisable to hold the Annual Meeting in person, we will announce alternative arrangements for the meeting, which may include a change in venue or holding the meeting solely by means of remote communication. We will announce any such change and the details on how to participate by press release, which will be available on our website at https://ir.volition.com and filed with the Securities and Exchange Commission. If you are planning to attend the Annual Meeting in person, please check our website prior to the meeting date.

While the Company plans to take precautionary measures, including certain of those recommended by governmental authorities, such as “social distancing,” at this year’s Annual Meeting to protect the health and safety of attendees and prevent the spread of the COVID-19 virus, the Company will not be able to provide attendees, including stockholders, with personal protective equipment, such as face masks or gloves, and we encourage you to bring your own.

Attendance at the Annual Meeting will be limited to stockholders of the Company. Stockholders will be required to furnish valid identification and proof of ownership of the Company’s common stock before being admitted to the Annual Meeting. Stockholders holding shares in street name are requested to bring a statement from the bank, broker or other holder of record confirming their ownership in the Company’s common stock. For directions to the Annual Meeting, you may contact the Company’s Corporate Secretary, Rodney Rootsaert, by writing to VolitionRx’s principal executive offices at 13215 Bee Cave Parkway, Suite 125, Galleria Oaks B, Austin, Texas 78738, or by telephone at +1 (646) 650-1351.

VOTING INFORMATION

All shares represented by properly executed proxies received by the board of directors pursuant to this solicitation will be voted in accordance with the holder’s directions specified on the proxy. If no directions have been specified using the Internet voting site, toll-free number or by marking the appropriate places on a Proxy Card, the shares will be voted in accordance with the board of directors’ recommendations, which are:

1.FOR the election of Dr. Alan Colman, Dr. Martin Faulkes, Dr. Edward Futcher, Guy Innes, Cameron Reynolds, Dr. Phillip Barnes, Kim Nguyen and Richard Brudnick as directors of the Company to serve for a term of one (1) year until the next annual meeting of stockholders or, if Proposal 6 is approved, to hold office until the annual meeting of stockholders applicable to the class of director to which the applicable director will be assigned, and until such director’s successor is duly elected and qualified, or until his or her earlier death, resignation or removal.

2.FOR ratification of the selection of Sadler, Gibb & Associates, LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

3.FOR the approval, by a non-binding advisory vote, of the compensation of our named executive officers, as disclosed in the Compensation of Named Executive Officers section of this Proxy Statement.

4.FOR the approval, on a non-binding advisory basis, to conduct future advisory votes on the compensation of our named executive officers every “ONE YEAR.”

5.FOR the approval of an amendment to the Company’s 2015 Stock Incentive Plan, as amended, or the 2015 Plan, to increase the number of shares of common stock that the Company has authority to grant under the 2015 Plan from 4,250,000 to 6,000,000.

6.FOR the approval of a Third Amended and Restated Certificate of Incorporation, or the Restated Certificate, to provide for the election of a classified board of directors and grant to our board of directors the exclusive authority to fill vacancies on our board of directors.

7.FOR the approval of the Restated Certificate to permit stockholder action only at a duly called annual or special meeting and to prohibit stockholder action by written consent or electronic transmission (our Amended and Restated Bylaws, or our Bylaws, already contain a similar provision).

8.FOR the approval of the Restated Certificate to require that special meetings of stockholders be called (i) by the board of directors pursuant to a resolution approved by a majority of the board of directors, (ii) by the chairman of the board of directors, (iii) by the chief executive officer or (iv) by the president (in the absence of a chief executive officer) (our Bylaws already contain a similar provision).

9.FOR the approval of the Restated Certificate to prohibit director removal without cause and to allow removal with cause only by the vote of the holders of at least two-thirds (66-2/3%) of all then-outstanding shares of common stock of the Company.

We are asking you to vote on four separate Proposals relating to our Restated Certificate, instead of only one, in order to comply with applicable rules of the Securities Exchange Act of 1934, or the Exchange Act, governing how separate matters should be submitted for stockholder approval and guidance issued by the SEC thereunder.  You can vote “FOR” or “AGAINST” (or “ABSTAIN” from voting on) any of these Proposals. Your vote on any one of these Proposals will not affect your vote on any of the other Proposals, except that approval of Proposal 9 (the approval of the Restated Certificate to prohibit director removal without cause and to allow removal with cause only by the vote of the holders of at least two-thirds (66-2/3%) of all then-outstanding shares of common stock of the Company) is contingent on approval of Proposal 6 (approval of the Restated Certificate to provide for the election of a classified board of directors and grant to our board of directors the exclusive authority to fill vacancies on our board of directors). Accordingly, if Proposal 6 is not approved, we will not implement the amendment contemplated in Proposal 9, even if approved by our stockholders. We intend to file the Restated Certificate with the Secretary of State of the State of Delaware reflecting those of Proposals 6 through 9 that are approved by our stockholders promptly after stockholder approval is obtained. However, our board of directors may abandon the amendments reflected in the Restated Certificate, or any of them, before or after adoption and approval by our stockholders at any time prior to the effectiveness of the Restated Certificate.

When using Internet or telephone voting, the voting systems will verify that you are a stockholder through the use of a company number for VolitionRx and a control number unique to you. If you vote by Internet or telephone, please do not also mail a Proxy Card.

If you plan to vote in person at the Annual Meeting, please bring valid identification. Even if you currently plan to attend the Annual Meeting, we recommend that you also submit your proxy so that your vote will be counted if you later decide not to attend the Annual Meeting.

Record Date

You may vote all shares that you owned as of April 19, 2021, which is the Record Date for the Annual Meeting. As of April 19, 2021, we had [●] shares of common stock issued and outstanding held of record by approximately [●] stockholders. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

A complete list of the stockholders entitled to vote at the Annual Meeting will be open to examination by any stockholder for purposes germane to the meeting, during normal business hours for ten (10) days prior to the date of the Annual Meeting at the Company’s offices at 13215 Bee Cave Parkway, Suite 125, Galleria Oaks B, Austin, Texas  78738.  Please be aware that due to continuing health and safety concerns from the novel coronavirus (COVID-19) outbreak, at this point, we do not know if our offices will be open in advance of or during the Annual Meeting. If you wish to inspect the stockholder list, please contact the Company’s Corporate Secretary, Rodney Rootsaert, by telephone at +1 (646) 650-1351.

Ownership of Shares

If your shares are registered directly in your name, you are the holder of record of these shares, and we are sending the Notice or, if requested, paper or e-mail copies of the Proxy Materials directly to you. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the Annual Meeting. If you hold your shares in a brokerage account or through a bank or other holder of record, you hold the shares in “street name,” and your broker, bank or other holder of record is sending the Notice or Proxy Materials to you. As a holder in street name, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your Proxy Materials. Regardless of how you hold your shares, we invite you to attend the Annual Meeting.

If you receive more than one Notice or set of Proxy Materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions to ensure that all of your shares are voted.

How to Vote

Your Vote Is Important. We encourage you to vote promptly. You may vote in any of the following ways:

By Internet – www.proxyvote.com: Use the Internet to submit your proxy by going to www.proxyvote.com and following the instructions on how to complete an electronic proxy card up until 5:00 p.m. Eastern Time on June 16, 2021, the day before the Annual Meeting date. You will need the 12-digit control number included on your Notice or your Proxy Card in order to vote by Internet.

By Telephone – 1-800-690-6903: Use any touch-tone telephone to submit your proxy by dialing 1-800-690-6903 up until 5:00 p.m. Eastern Time on June 16, 2021, the day before the Annual Meeting date. You will need the 12-digit control number included on your Notice or your Proxy Card in order to vote by telephone.

By Mail: You may request a paper copy of the Proxy Materials from us by following the instructions on your Notice. When you receive the Proxy Card, mark your selection on the Proxy Card, date and sign your name exactly as it appears on your Proxy Card. Mail the Proxy Card in the postage-paid envelope that will be provided to you.

At the Annual Meeting: If you vote your shares now it will not limit your right to change your vote at the Annual Meeting if you attend in person. If you hold your shares in street name, you must obtain a proxy, executed in your favor, from your bank, broker or other holder of record, if you wish to vote your shares at the Annual Meeting.

All shares that have been properly voted and not revoked will be voted at the meeting. If you vote using the Internet voting site or the toll-free number, or by signing and returning a Proxy Card in each case without any voting instructions, your shares will be voted as the board of directors recommends.

Revocation of Proxies

You can revoke your proxy (or voting instructions if you hold your shares in street name) at any time before your shares are voted at the Annual Meeting if you: (1) send a written notice by mail to our Corporate Secretary indicating that you want to revoke your proxy by writing to VolitionRx Limited, 13215 Bee Cave Parkway, Suite 125, Galleria Oaks B, Austin, Texas  78738, Attention: Rodney Rootsaert, Corporate Secretary; or (2) vote after delivery of your proxy and before the Annual Meeting by using the Internet voting site or toll-free number or deliver to our Corporate Secretary a duly executed Proxy Card bearing a later date, which revokes all previous proxies; or (3) attend the Annual Meeting in person and, at the meeting, give written notice of revocation to the Corporate Secretary of the Annual Meeting prior to the voting of your proxy and vote your shares in person, although your attendance at the meeting will not by itself revoke your proxy.

Quorum and Required Vote

Quorum

We will have a quorum and will be able to conduct the business of the Annual Meeting if the holders of a majority of the outstanding shares of the Company’s common stock entitled to vote are present at the meeting, either in person or by proxy. In determining whether we have a quorum, we count abstentions and broker non-votes as present and entitled to vote.

Vote Required for Proposals

1. Election of Directors (Proposal 1). Directors are elected by a plurality of the shares of common stock that are present in person or represented by proxy and entitled to vote on the matter, meaning the nominees receiving the highest number of votes will be elected to the board of directors. A properly executed proxy marked “WITHHOLD ALL” or “FOR ALL EXCEPT” with respect to the election of directors will not be voted with respect to the director or directors indicated. The election of directors is a non-discretionary matter under applicable stock exchange rules, meaning that if you are the beneficial owner of your shares and do not instruct your broker how to vote with respect to the election of directors, your broker is not permitted to vote on this Proposal and your votes will be counted as broker non-votes. Broker non-votes, if any, will have no effect in determining which directors are elected at the Annual Meeting.

2. Ratification of Selection of Independent Registered Public Accounting Firm (Proposal 2). The ratification of Sadler, Gibb & Associates, LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2021 requires the approval of a majority of the shares present in person or represented by proxy and entitled to vote on the matter. A properly executed proxy marked “ABSTAIN” with respect to such matter will not be voted. Accordingly, an abstention will have the same effect as a vote “AGAINST” this Proposal. The ratification of Sadler, Gibb & Associates, LLC is a discretionary matter under applicable stock exchange rules, meaning that if you are the beneficial owner of your shares and do not instruct your broker how to vote with respect to the ratification of Sadler, Gibb & Associates, LLC, your broker may use its discretion to vote your uninstructed shares on this Proposal. Accordingly, broker non-votes are not expected for this Proposal. Broker non-votes, if any, will have no effect in determining the outcome of this Proposal.

3. Advisory Vote to Approve Named Executive Officer Compensation (Proposal 3). The approval, on a non-binding advisory basis, of the compensation of our named executive officers, as disclosed in the Compensation of Named Executive Officers section of this Proxy Statement, requires the approval of a majority of the shares present in person or represented by proxy and entitled to vote on the matter. A properly executed proxy marked “ABSTAIN” with respect to such matter will not be voted. Accordingly, an abstention will have the same effect as a vote “AGAINST” this Proposal. The advisory vote on compensation is a non-discretionary matter under applicable stock exchange rules, meaning that if you are the beneficial owner of your shares and do not instruct your broker how to vote with respect to the advisory vote on compensation, your broker is not permitted to vote on this Proposal and your votes will be counted as broker non-votes. Broker non-votes, if any, will have no effect on the outcome of this Proposal.

4. Advisory Vote to Approve Frequency of Future Advisory Votes on Named Executive Officer Compensation (Proposal 4).  The option of one year, two years or three years that receives a majority of the shares present in person or represented by proxy and entitled to vote on the matter will indicate to the board of directors the frequency for the advisory vote on executive compensation selected by our stockholders. In the absence of a majority of votes cast in support of any one frequency, the option of one year, two years or three years that receives the greatest number of votes will be considered the frequency selected by our stockholders.  A properly executed proxy marked “ABSTAIN” with respect to such matter will not be voted. The advisory vote on frequency is a non-discretionary matter under applicable stock exchange rules, meaning that if you are the beneficial owner of your shares and do not instruct your broker how to vote with respect to the advisory vote on frequency, your broker is not permitted to vote on this Proposal and your votes will be counted as broker non-votes. Broker non-votes, if any, will have no effect on the outcome of this Proposal.

5.Approval of Amendment to 2015 Stock Incentive Plan (Proposal 5). The approval of the amendment to the 2015 Plan requires the approval of a majority of the shares present in person or represented by proxy and entitled to vote on the matter. A properly executed proxy marked “ABSTAIN” with respect to such matter will not be voted. Accordingly, an abstention will have the same effect as a vote “AGAINST” this Proposal. The approval of the amendment to the 2015 Plan is a non-discretionary matter under applicable stock exchange rules, meaning that if you are the beneficial owner of your shares and do not instruct your broker how to vote with respect to the approval of the amendment to the 2015 Plan, your broker is not permitted to vote on this Proposal and your votes will be counted as broker non-votes. Broker non-votes, if any, will have no effect on the outcome of this Proposal.

6. Approval of Restated Certificate (Proposals 6 through 9).  The approval of each Proposal related to the Restated Certificate requires the approval of the holders of a majority of the shares outstanding and entitled to vote on the matter. A properly executed proxy marked ‘‘ABSTAIN’’ with respect to any such Proposal will not be voted. Accordingly, an abstention will have the same effect as a vote “AGAINST” the particular Proposal. The approval of the Restated Certificate with respect to each Proposal is a non-discretionary matter under applicable stock exchange rules, meaning that if you are the beneficial owner of your shares and do not instruct your broker how to vote with respect to the approval of the Restated Certificate with respect to a particular Proposal, your broker is not permitted to vote on Proposals 6 through 9 and your votes will be counted as broker non-votes with respect to such Proposals. Broker non-votes, if any, will have the same effect as a vote “AGAINST” Proposals 6 through 9.

Dissenters’ Rights

Under Delaware law, stockholders are not entitled to dissenters’ rights of appraisal on any Proposal referred to herein.

Cumulative Voting

Stockholders shall not be entitled to cumulate votes with respect to voting on the election of directors or any other Proposal referred to herein.

Voting Results

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amended Form 8-K to publish the final results.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of March 25, 2021, by: (i) each of our directors; (ii) each of our named executive officers; (iii) all of our directors and executive officers as a group; and (iv) each person or group known by us to beneficially own more than 5% of our outstanding shares of common stock.

We have determined beneficial ownership in accordance with the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has a right to acquire beneficial ownership within 60 days. Under these rules more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

Unless otherwise indicated below, to the best of our knowledge (i) each beneficial owner named in the table has the sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable, and (ii) the address of such beneficial owner is 13215 Bee Cave Parkway, Suite 125, Galleria Oaks B, Austin, Texas 78738.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (#)	Percent of Class (1) (%)
Directors and Named Executive Officers:
Dr. Martin Faulkes(2)	2,236,943	4.2%
Cameron Reynolds(3)	2,674,167	5.0%
Dr. Alan Colman(4)	291,250	*
Dr. Edward Futcher(5)	443,625	*
Guy Innes(6)	1,925,701	3.6%
Dr. Phillip Barnes(7)	15,000	*
Kim Nguyen(8)	31,056	*
Richard Brudnick(9)	-0-	*
Dr. Jacob Micallef(10)	606,041	1.1%
Dr. Jason Terrell(11)	394,949	*
All Executive Officers and Directors as a Group (15 Persons)(12)	8,521,201	15.4%

5% Stockholders:
Eight Corporation Limited(13) c/o Crowe Morgan 8 St. George’s Street Douglas, Isle of Man IM1 1AH	11,976,263	22.7%

*Represents ownership of less than 1%

(1)For purposes of the table, the percent of class is based upon 52,871,001 shares of our common stock issued and outstanding as of March 25, 2021. Shares of common stock subject to stock options or warrants currently exercisable, or exercisable within 60 days of March 25, 2021, and restricted stock units which may be settled within 60 days of March 25, 2021, are deemed beneficially owned and outstanding for computing the percentage ownership of the person or entity holding such securities, but are not considered outstanding for computing the percentage ownership of any other person or entity.

(2)Dr. Faulkes’ beneficial ownership includes direct ownership of (i) 1,505,943 shares of common stock and (ii) options to purchase 375,000 shares of common stock that are exercisable within 60 days. Dr. Faulkes’ beneficial ownership also includes indirect ownership of 356,000 shares of common stock held directly by The Dill Faulkes Educational Trust Limited, or DFET. Dr. Faulkes serves as the chairman, director and trustee of DFET and shares voting and dispositive control over such shares. On December 8, 2015, Dr. Faulkes pledged 12,500 shares to secure a loan.

(3)Mr. Reynolds’ beneficial ownership includes direct ownership of (i) 1,142,373 shares of common stock and (ii) options to purchase 490,000 shares of common stock that are exercisable within 60 days. Mr. Reynolds’ beneficial ownership also includes indirect ownership of (x) 34,076 shares of common stock held directly by Mr. Reynolds’ spouse and (y) 1,007,718 shares of common stock held directly by Concord International, Inc., or Concord, of which Mr. Reynolds is the majority stockholder and shares voting and dispositive control over such shares.

(4)Dr. Colman’s beneficial ownership includes direct ownership of (i) 156,250 shares of common stock and (ii) options to purchase 135,000 shares of common stock that are exercisable within 60 days.

(5)Dr. Futcher’s beneficial ownership includes direct ownership of (i) 27,000 shares of common stock, (ii) options to purchase 55,000 shares of common stock that are exercisable within 60 days, and (iii) 5,625 restricted stock units which may be settled within 60 days. Dr. Futcher’s beneficial ownership also includes indirect ownership of 356,000 shares of common stock held directly by DFET. Dr. Futcher serves as a director and a trustee of DFET and shares voting and dispositive control over such shares.

(6)Mr. Innes’ beneficial ownership includes direct ownership of (i) 1,384,975 shares of common stock and (ii) options to purchase 135,000 shares of common stock that are exercisable within 60 days. Mr. Innes’ beneficial ownership also includes indirect ownership of (x) 49,726 shares of common stock, held in a bare trust, which is not a separate legal entity, of which Mr. Innes is the trustee, for the benefit of certain minors, and (y) 356,000 shares of common stock held directly by DFET. Mr. Innes serves as a director and a trustee of DFET and shares voting and dispositive control over such shares.

(7)Dr. Barnes’ beneficial ownership includes direct ownership of options to purchase 15,000 shares of common stock that are exercisable within 60 days.

(8)Ms. Nguyen’s beneficial ownership includes direct ownership of 500 shares of common stock and indirect ownership of 30,556 shares of common stock held directly by Ms. Nguyen’s spouse.

(9)Mr. Brudnick does not beneficially own any shares of common stock or any options, warrants or restricted stock units that may be exercised or settled within 60 days.

(10)Dr. Micallef’s beneficial ownership includes direct ownership of (i) 100,928 shares of common stock, and (ii) options to purchase 445,000 shares of common stock that are exercisable within 60 days. Dr. Micallef’s beneficial ownership also includes indirect ownership of (x) 22,000 shares of common stock held directly by Dr. Micallef’s wife, and (y) 38,113 shares of common stock held directly by Borlaug Limited, or Borlaug, for which Dr. Micallef serves as a controlling director, and over which Dr. Micallef shares voting and dispositive control.

(11)Dr. Terrell’s beneficial ownership includes direct ownership of (i) 34,949 shares of common stock, (ii) options to purchase 230,000 shares of common stock that are exercisable within 60 days, and (iii) warrants to purchase 125,000 shares of common stock that are exercisable within 60 days, and indirect ownership of options to purchase 5,000 shares of common stock held directly by Dr. Terrell’s wife, that are exercisable within 60 days.

(12)The number of executive officers and directors as a group includes 3 executive officers of the Company’s subsidiaries. The amount beneficially owned by the executive officers and directors as a group consists of an aggregate of (i) 5,998,576 shares of common stock, (ii) options to purchase 2,392,000 shares of common stock that are exercisable within 60 days, (iii) warrants to purchase 125,000 shares of common stock that are exercisable within 60 days, and (iv) 5,625 restricted stock units which will settle within 60 days.

(13)Based on the information contained in Amendment No. 5 to the Schedule 13D filed with the SEC on July 9, 2020 Eight Corporation Limited, or Eight, which is a director of Cotterford Company Limited, or Cotterford, beneficially owns 11,976,263 shares of common stock, including those held by Cotterford. Each of Amy Slee, James Bartholomew McCarney and David John Morgan are directors of Eight and hold dispositive and voting control over the shares of common stock beneficially owned by Cotterford.

Changes in Control

We are not aware of any arrangements that have resulted, or may at a subsequent date result, in a change of control of the Company.

DIRECTORS AND EXECUTIVE OFFICERS

Identification of Directors and Executive Officers

The following table sets forth the names and ages of the Company’s directors and executive officers as of the Record Date:

Name	Age	Position(s) with the Company	Officer/Director Since
Cameron Reynolds	50	President	October 6, 2011
		Chief Executive Officer	October 6, 2011
		Director	October 6, 2011
Terig Hughes	51	Chief Financial Officer	February 1, 2021
		Treasurer	February 1, 2021
Rodney Rootsaert	49	Corporate Secretary	October 6, 2011
Dr. Jason Terrell	40	Chief Medical Officer	March 20, 2013
		Head of U.S. Operations	March 20, 2013
Dr. Jacob Micallef	64	Chief Scientific Officer	January 1, 2015
Dr. Jasmine Kway	49	Chief Executive Officer,	June 1, 2018
		Singapore Volition
Gael Forterre	40	Chief Commercial Officer	February 1, 2021
Dr. Gaetan Michel	48	Chief Operating Officer	February 1, 2021
		Chief Executive Officer,	July 1, 2015
		Belgian Volition
		Chief Executive Officer,	October 1, 2020
		Volition Vet
Dr. Martin Faulkes	77	Executive Chairman	October 6, 2011
		Director	October 6, 2011
		President, Volition Vet	August 7, 2019
Dr. Salvatore Thomas Butera(1)	70	Director	December 1, 2020
Guy Innes(2) (4)	64	Director	October 6, 2011
Dr. Alan Colman(2)	72	Director	October 6, 2011
Dr. Phillip Barnes(2) (3)	59	Director	October 9, 2019
Dr. Edward Futcher(2) (4)	66	Director	June 23, 2016
Richard Brudnick(2) (3)	64	Director	March 25, 2021
Kim Nguyen(3) (4)	44	Director	March 25, 2021

(1)Dr. Salvatore Thomas Butera, who was a member of our Audit, Compensation, and Nominations and Governance Committees, resigned from our board of directors effective March 25, 2021, and will assume the position of Chief Executive Officer of Volition Vet, replacing Dr. Gaetan Michel in such role, effective May 1, 2021.

(2) Member of the Audit Committee

(3) Member of the Compensation Committee

(4) Member of the Nominations and Governance Committee

The background and business experience during the past five years of the persons listed above are as follows:

CAMERON REYNOLDS serves as our President and Chief Executive Officer and is a director of the Company. Information regarding Mr. Reynolds is provided under Proposal 1 – Election of Directors of this Proxy Statement.

TERIG HUGHES serves as our Chief Financial Officer and Treasurer. Mr. Hughes has over 25 years of accounting, finance and business management experience gained through an international career spanning the United States, Europe and Asia. Mr. Hughes joined the Company from AUM Biosciences Pte. Ltd., a fast-growing biotechnology company focused on developing novel drugs for cancer treatment, where he was the Chief Financial Officer based in Singapore, and oversaw all aspects of business and finance, from initial start-up in 2018 through to first revenue in 2020. Prior to 2018, Mr. Hughes held a number of senior finance and business leadership positions at Elsevier, a division of RELX Group plc (formerly Reed Elsevier), an FTSE 100 company. From 2014 to 2017, Mr. Hughes was the regional Managing Director of RELX Group plc for India and Southeast Asia, overseeing all aspects of the business including sales, marketing, and product development. From 2006 to 2014, he served as the company’s Finance Director for Asia Pacific, during which he managed and oversaw accounting and finance functions, including financial planning and analysis. During this period he also oversaw a successful finance transformation project, which included systems implementation, transition to a shared-services model, and outsourcing of various work streams, as well as a number of mergers and acquisitions projects in China. From 2003 to 2006, Mr. Hughes was the Vice President Finance of Elsevier’s US Journals and Pharma Communications Division where he provided commercial support to senior management, oversaw implementation of internal control standards as required by the Sarbanes-Oxley Act of 2002, and managed the annual pricing process. Mr. Hughes holds a Bachelor’s degree in Accounting and Law from De Montfort University, Leicester in the United Kingdom. Our board of directors believes that Mr. Hughes' extensive financial and accounting knowledge would be a valuable asset to the Company.

RODNEY ROOTSAERT serves as our Corporate Secretary. Prior to the completion of the transactions under the Share Exchange Agreement, he was the Administration and Legal Officer of Singapore Volition, a position he held since August 6, 2010. Mr. Rootsaert became a Director of Singapore Volition on December 15, 2015. He has been a Manager and Secretary of Belgian Volition since October 4, 2010, was appointed Director of Volition Diagnostics on November 13, 2015, and was additionally appointed Secretary and Treasurer of Volition Vet on August 7, 2019. Mr. Rootsaert served as Director and Corporate Secretary of Mining House Ltd. between 2007 and 2018, where his responsibilities included ensuring compliance with all relevant statutory and regulatory requirements. From 2007 until 2011, Mr. Rootsaert served as Corporate Secretary for Magellan Copper and Gold Plc., where his duties included maintaining and preparing company documents, accounts and contracts. With over 15 years of experience in providing corporate, legal and administrative services and prior roles as corporate secretary for several mining companies in the United Kingdom, our board of directors believes that Mr. Rootsaert is a valuable addition to our team.

DR. JASON TERRELL serves as our Chief Medical Officer and Head of U.S. Operations.  Effective January 1, 2016, Dr. Terrell was appointed to the position of Chief Medical Officer and Head of U.S. Operations on a full-time basis, having previously served in a part-time capacity in such positions since March 2013. On February 3, 2017, Dr. Terrell was appointed Director and Chief Executive Officer of Volition America, and was additionally appointed as a Manager and Vice President of Volition Vet on May 28, 2019 and August 7, 2019, respectively. Since February 2017, Dr. Terrell has also concurrently served as both a director and Chief Medical Diagnostics Officer of Generex Biotechnology Corporation (OTCMKTS: GNBT), a publicly held biopharmaceutical company focused on developing or acquiring technologies that help pharmaceutical companies discover and develop medicines, and additionally as the non-executive chairman of the board of directors of Kiromic BioPharma, Inc. (a private company) until September 2019. Since February 2017, Dr. Terrell has served as Affiliate Faculty in the Department of Oncology at The University of Texas Medical School at Austin.  Between January 2013 and October 2015, Dr. Terrell served on the board of directors of CDEX Inc., a company developing drug validation technology, and between January 2012 and October 2015, as Medical Director of CDEX Inc. In addition, prior to joining Volition full-time, Dr. Terrell has built and sold multiple private diagnostic laboratories and currently serves as a National Franchise Corporate Medical Director for Any Lab Test Now, giving him oversight of over 70 franchises in 14 states. Dr. Terrell is a Texas-based doctor and earned a B.S. in Biochemistry from Hardin-Simmons University, where he graduated Summa Cum Laude, receiving the Holland Medal of Honor as the top graduate in the School of Science and Mathematics. He then attended the University of Texas at Houston Medical School and affiliate MD Anderson Cancer Center to become Doctor of Medicine. He undertook his General Medicine Internship, and Anatomic and Clinical Pathology Residency at Texas Tech University Health Sciences Center. In February 2014, Dr. Terrell was recipient of the Outstanding Young Alumni Award from Hardin-Simmons University. In October 2019, Dr. Terrell received the Pathfinder Award for Outstanding Leadership from The University of Texas Shepperd Leadership Institute. Throughout his career, Dr. Terrell has held medical licenses in 14 states across the United States and has expertise in both clinical medicine and the laboratory diagnostics business. He has a strong grounding in diagnostics and product commercialization and has both executive and board directorship experience with publicly traded companies in the biotechnology and pharmaceutical industries. Our board of directors has concluded that Dr. Terrell brings value to the Company with his vast experience in both medicine and diagnostics specifically.

DR. JACOB MICALLEF serves as our Chief Scientific Officer. Dr. Micallef previously served as a Director of Belgian Volition between August 10, 2011 and March 31, 2016. Prior to the Share Exchange Agreement, he served as Chief Scientific Officer of Belgian Volition from October 11, 2010 to December 31, 2014, but was not otherwise involved with Singapore Volition. Dr. Micallef joined Cronos Therapeutics Limited, or Cronos, in 2004 and, in 2006, Cronos was listed in the U.K. on the AIM, becoming Valirx plc, or Valirx. Dr. Micallef continued to work as Technical Officer for Valirx, where he in-licensed the NucleosomicsTM technology and co-founded ValiBio SA, which is now Belgian Volition. From 2004 to 2007, he taught “science and enterprise” to science research workers from four universities at CASS Business School before joining Cronos. In 2001, Dr. Micallef co-founded Gene Expression Technologies, after getting his M.B.A in 1999, where he successfully led the development of the chemistry of the GeneICE technology and implemented the manufacture of GeneICE molecules. He also played a major role in business development and procured a GeneICE contract with Bayer AG. Over a 15-year period, starting in 1985, Dr. Micallef worked for the World Health Organization, or WHO. While working for WHO, Dr. Micallef developed new diagnostic products in the areas of reproductive health and cancer. In 1990, he commenced development of a new diagnostic technology platform for WHO which was launched in 1992 and supported 13 tests. Dr. Micallef also initiated and implemented in-house manufacture (previously outsourced to Abbott Diagnostics Inc.) and world-wide distribution of these products for WHO. Also in 1990, he started a “not-for-profit” WHO company, Immunometrics Ltd., which marketed and distributed those diagnostic products worldwide. Dr. Micallef has over 20 years of experience in research and development and in the management of early stage biotechnical companies, including the manufacture of biotechnology products and the establishment of manufacturing operations. Our board of directors believes that Dr. Micallef’s prior work with Belgian Volition in the development of diagnostic products continues to be an asset to us in his role as our Chief Scientific Officer.

DR. JASMINE KWAY serves as the Chief Executive Officer of Singapore Volition. Dr. Kway previously served as Singapore Volition’s Vice President of Asia from January 2017 until June 2018.  Prior to joining Singapore Volition, during 2016 Dr. Kway served as Chief Executive Officer of intellectual property practice at RHT i-Assets Advisory, or RHTiAA, one of the leading companies of the RHT Group of Companies and RHT Holdings, a Singapore-headquartered integrated leading professional services company providing professional services in Asia. While at RHTiAA, Dr. Kway was focused on managing buy-side and sell-side clients globally in technology/intellectual property transactions, business development, and fund raising.  Prior to RHTiAA, Dr. Kway worked in both the private and public sectors, including as Executive Vice President, Business Development at Transpacific IP Group Limited from 2010 to 2015, and as Director of Industry Liaison of the National University of Singapore from 2005 to 2010. In these positions, Dr. Kway formulated and implemented national intellectual property policies, corporate intellectual property strategies and management, intellectual property and technology development, commercialization, fundraising, and investment. Our board of directors believes that Dr. Kway’s extensive prior management experience, including with respect to intellectual property matters, is an asset to us in her role as Chief Executive Officer of Singapore Volition.

GAEL FORTERRE serves as our Chief Commercial Officer. Mr. Forterre holds a Master’s degree in finance from Sorbonne Paris I and a double MBA from both Columbia Business School and the London Business School. He has over fifteen years of experience investing in and scaling fast growing companies. Prior to joining the Company, Mr. Forterre served as a consultant to Ucroo Incorporated, or Ucroo, a SaaS EdTech company, between 2017 and 2018, and since January 2019 served as Chief Executive Officer of Ucroo, where he supervised the launch of its product suite and tripled sales two years in a row. Mr. Forterre remained as a Board member of Ucroo until March 2021 and is also currently a board member of ARTICLE22, a fashion brand company that he co-founded in 2013. In 2014, Mr. Forterre launched Armori Capital Management LLC, for which he conducted a series of investments on behalf of family offices and institutional investors, and actively supported the growth of its portfolio companies. Between 2005 to 2012, Mr. Forterre worked for BNP Paribas in the Corporate and Investment Banking Division, in both New York and Paris, where he was selected to join the top talent program. Our board of directors believes that Mr. Forterre’s extensive commercial and management experience will be an asset to the Company.

DR. GAETAN MICHEL serves as the Chief Operating Officer of the Company, the Chief Executive Officer of Belgian Volition, and as Chief Executive Officer of Volition Vet.  In addition, since June 24, 2015, Dr. Michel has served as a Manager of Belgian Volition and, since January 10, 2020, as a Managing Director of Volition Germany. Dr. Michel previously served as Belgian Volition’s Chief Operations Officer from July 2014 to June 2018. Dr. Michel has over ten years’ experience in production management. Prior to joining Belgian Volition, from 2010 to 2014 Dr. Michel worked as production director for Bone Therapeutics SA (Euronext Brussels and Paris: BOTHE), a bone cell therapy-based pharmaceutical company, where his responsibilities included establishing two new production plants to commence manufacturing for two phase III clinical trials, developing quality systems for new products in negotiation with the Belgian health authorities, and establishing a product plant for an injectable medical device. From 2007 to 2010, Dr. Michel worked for KitoZyme, a global manufacturer of biopolymers of fungal origin with its core business in weight management, digestive and cardiovascular health. During this period, Dr. Michel established both the production and process development departments and oversaw the commencement of the company’s industrial phase culminating in the roll out of first products. Prior to joining KitoZyme, following the completion of his PhD in 2002, Dr. Michel joined Advanced Array Technologies, or AAT, a University of Namur spin-off company as project manager in proteomics. AAT later became Eppendorf Array Technologies, part of the German Eppendorf biotech company, where Dr. Michel became production manager and was involved in establishing production processes and equipment. In light of Dr. Michel’s extensive experience in the area of production management, our board of directors believes that Dr. Michel is a valuable addition to our team.

DR. SALVATORE THOMAS BUTERA served as a director from December 1, 2020 until resigning on March 25, 2021, in order to prepare to assume the role of Chief Executive Officer of Volition Vet, effective May 1, 2021.  Dr. Butera also resigned from his role as Business Development Director at Veterinary Centers of America, or VCA, part of Mars Veterinary Health, or Mars, effective April 28, 2021.  From 2016 until his resignation, Dr. Butera was actively involved in business development roles with Mars, leading divisions such as Pet Partners, LLC, or PPL, Banfield Pet Hospitals and VCA, and serving as Co-Founder, Board Member and Chief Medical Officer of PPL prior to its acquisition by Mars. Dr. Butera received his B.A. from Fairfield University and his D.V.M. from the University of Missouri Veterinary School. Our board of director believes that Dr. Butera's prior management experience in the veterinary industry will be an asset to the Company.

DR. MARTIN FAULKES serves as our Executive Chairman of the board of directors. Information regarding Dr. Faulkes is provided under the Proposal 1 – Election of Directors section of this Proxy Statement.

GUY INNES serves as a director. Information regarding Mr. Innes is provided under the Proposal 1 – Election of Directors section of this Proxy Statement.

DR. ALAN COLMAN serves as a director. Information regarding Dr. Colman is provided under the Proposal 1 – Election of Directors section of this Proxy Statement.

DR. PHILLIP BARNES serves as a director. Information regarding Dr. Barnes is provided under the Proposal 1 – Election of Directors section of this Proxy Statement.

DR. EDWARD FUTCHER serves as a director. Information regarding Dr. Futcher is provided under the Proposal 1 – Election of Directors section of this Proxy Statement.

RICHARD BRUDNICK serves as a director.  Information regarding Mr. Brudnick is provided under the Proposal 1 – Election of Directors section of this Proxy Statement.

KIM NGUYEN serves as a director. Information regarding Ms. Nguyen is provided under the Proposal 1 – Election of Directors section of this Proxy Statement

CORPORATE GOVERNANCE OF THE COMPANY

Our business is managed by the Company’s board of directors. Our board members are informed of our business through discussions with management, materials provided to them, visits to the Company’s offices and facilities, and their participation in meetings of the board of directors.

Corporate Governance Practices and Policies

Our board of directors has been carefully following the corporate governance developments that have been taking place as a result of the adoption of the Sarbanes-Oxley Act of 2002, the rules promulgated thereunder by the SEC, and other corporate governance recommendations. Our board of directors addresses, among other things, the board of directors’ composition, qualifications and responsibilities, director education and stockholder communication with directors.

Director Independence

For purposes of determining director independence, the board of directors reviews a summary of the relationships of each director, including any of his or her family members or related parties, with the Company or management and other facts relevant to the analysis of whether the directors qualify as “independent directors” under the NYSE American Company Guide §803(A)(2). No director qualifies as independent unless the board of directors affirmatively determines that the director does not have a relationship that would interfere with the exercise of his or her independent judgment in carrying out his or her responsibilities as a director. In addition, the NYSE American Company Guide provides a non-exclusive list of persons who may not be considered independent.

The board of directors has affirmatively determined that each of Drs. Colman, Futcher, and Barnes, as well as Messrs. Innes and Brudnick, and Ms. Nguyen, is an independent director under the NYSE American Company Guide. In addition, the members of the Audit Committee are independent directors pursuant to the heightened independence criteria for members of Audit Committees set forth in the applicable SEC rules.

Our independent directors meet as often as is necessary to fulfill their responsibilities but at least annually in executive session without management or non-independent directors in accordance with the requirements of NYSE American Company Guide §802(c).

Term of Office for Directors and Officers

Each director serves for a term of one year until the next annual meeting of stockholders or, if Proposal 6 is approved, to hold office until the annual meeting of stockholders applicable to the class of director to which the applicable director will be assigned, and until such director’s successor is duly elected and qualified, or until his or her earlier death, resignation or removal. Each officer serves for such term as determined by the board of directors or, in the case of officers with employment agreements, for such term set forth in their employment agreement as approved by the board of directors or Compensation Committee. Information regarding employment agreements is provided under the Employment and Consulting Agreements section of this Proxy Statement.

Family Relationships

None of the executive officers or directors of our Company, or any nominees therefor, are related to each other.

Certain Arrangements and Understandings

Except as disclosed in the notes to the Compensation of Directors Table and the section entitled Employment and Consulting Agreements in this Proxy Statement, there are no arrangements or understandings between any director, executive officer or director nominee and any other person pursuant to which any person was nominated as a director or selected as an executive officer.

Involvement in Certain Legal Proceedings

During the past ten years no director, executive officer or director nominee of VolitionRx has been involved in any legal proceedings required to be disclosed pursuant to Item 401(f) of Regulation S-K.  Additionally, no director, executive officer or director nominee of VolitionRx is party to, or has any material interests in, any material legal proceedings that are adverse to the Company or its subsidiaries.

Board and Committee Meetings; Annual Meeting Attendance

During the fiscal year ended December 31, 2020: the board of directors held 5 regularly scheduled meetings and acted by written consent 11 times; the Audit Committee held 5 regularly scheduled meetings and acted by written consent 5 times; the Compensation Committee held 1 regularly scheduled meeting and acted by written consent 10 times; and the Nominations and Governance Committee held 2 regularly scheduled meetings and acted by written consent 1 time. During the fiscal year ended December 31, 2020, all directors attended, in person or by telephone, at least 75% of the total number of meetings of both our board of directors and the committees of our board of directors on which such director served, during such period.

The Company does not have a policy with regard to the attendance of the members of the board of directors at annual meetings of stockholders, however, directors are strongly encouraged to attend the annual meetings of stockholders whether in person or by telephone. All directors then serving attended the 2020 Annual Meeting of Stockholders, either in person or by telephone.

Committees of the Board of Directors

Our board of directors has established an Audit Committee, a Compensation Committee and a Nominations and Governance Committee. The Committees operate pursuant to written charters adopted by the board of directors, copies of which are available on our website at https://ir.volition.com/committee-charters. However, the reference to our website in this Proxy Statement does not constitute incorporation by reference of the information contained on or available through our website, and you should not consider it to be a part of this Proxy Statement.  In addition, from time to time, the board of directors may establish special committees when necessary to address specific issues.  The composition and functions of each of our Audit, Compensation and Nominations and Governance Committees are described below.  Members serve on these committees until their resignation or until otherwise determined by our board of directors.

Audit Committee

Our Audit Committee consists of five members, Mr. Innes (Chair), Drs. Barnes, Colman and Futcher, and Mr. Brudnick, each of whom has been determined to be an independent director under applicable SEC rules and the NYSE American Company Guide. The Audit Committee shall at all times be composed exclusively of directors who are, in the opinion of our board of directors, free from any relationship which would interfere with the exercise of independent judgment as a committee member and who possess an understanding of financial statements and generally accepted accounting principles.

The Audit Committee is responsible for, among other things:

•appointing, terminating, compensating and overseeing the work of any independent auditor engaged to prepare or issue an audit report or other audit, review or attest services;

•reviewing all audit and non-audit services to be performed by the independent auditor, taking into consideration whether the independent auditor’s provision of non-audit services to us is compatible with maintaining the independent auditor’s independence;

•reviewing and discussing the adequacy and effectiveness of our accounting and financial reporting processes and internal controls and the audits of our financial statements;

•establishing and overseeing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by our employees regarding questionable accounting or auditing matters;

•investigating any matter brought to its attention within the scope of its duties and engaging independent counsel and other advisors as the Audit Committee deems necessary;

•determining compensation of the independent auditors and of advisors hired by the Audit Committee and ordinary administrative expenses;

•reviewing and discussing with management and the independent auditor the annual and quarterly financial statements prior to their release;

•monitoring and evaluating the independent auditor’s qualifications, performance and independence on an ongoing basis;

•reviewing reports to management prepared by the internal audit function, as well as management’s response;

•reviewing and assessing the adequacy of the Audit Committee’s formal written charter on an annual basis;

•reviewing and approving transactions with related persons for potential conflict of interest situations on an ongoing basis; and

•overseeing such other matters that are specifically delegated to the Audit Committee by our board of directors from time to time.

The board of directors has affirmatively determined that Mr. Innes is designated as an “Audit Committee financial expert.”

Compensation Committee

Our Compensation Committee consists of three members, Ms. Nguyen (Chair), Dr. Barnes and Mr. Brudnick, each of whom has been determined to be an independent director under the NYSE American Company Guide.

The Compensation Committee is responsible for, among other things:

•developing, reviewing, and approving our overall compensation programs, and regularly reporting to the full board of directors regarding the adoption of such programs;

•developing, reviewing and approving our cash and equity incentive plans, including approving individual grants or awards thereunder;

•reviewing and approving individual and company performance goals and objectives that may be relevant to the compensation of executive officers and other key employees;

•reviewing and discussing with management the tables and narrative discussion regarding executive officer and director compensation to be included in the annual proxy statement;

•reviewing and assessing, on an annual basis, the adequacy of the Compensation Committee’s formal written charter; and

•overseeing such other matters that are specifically delegated to the Compensation Committee by our board of directors from time to time.

In fulfilling its responsibilities, the Compensation Committee has the authority to delegate any or all of its responsibilities to a subcommittee of the Compensation Committee.

Nominations and Governance Committee

Our Nominations and Governance Committee consists of three members, Dr. Futcher (Chair), Ms. Nguyen and Mr. Innes, each of whom has been determined to be an independent director under the NYSE American Company Guide.

The Nominations and Governance Committee is responsible for, among other things:

•identifying and screening candidates for our board of directors, and recommending nominees for election as directors;

•assessing, on an annual basis, the performance of the board of directors and any committee thereof;

•reviewing the structure of the board of directors’ committees and recommending to the board of directors, for its approval, directors to serve as members of each committee, including each committee’s respective chair, if applicable;

•reviewing and assessing, on an annual basis, the adequacy of the Nominations and Governance Committee’s formal written charter; and

•generally advising our board of directors on corporate governance and related matters including, without limitation, with respect to the Company’s Certificate of Incorporation, Bylaws and charters of other committees.

Nominating Procedures

The Nominations and Governance Committee considers candidates for the board of directors from any reasonable source, including stockholder recommendations. The Committee will not evaluate candidates differently based on who has made the proposal. The Committee has the authority under its charter to hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates. No such consultants or search firms have been used to date and, accordingly, no fees have been paid to consultants or search firms in the past fiscal year. The Nominations and Governance Committee, and our board of directors, believe that directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the Company’s stockholders. Each director must also be able to dedicate the time and resources sufficient to ensure the diligent performance of his or her duties. Further, our board of directors is intended to encompass a range of talents, experience, skills, backgrounds, and expertise sufficient to provide sound and prudent guidance with respect to the operations and interests of the Company and its stockholders. The Company values diversity and seeks to achieve a diversity of professional experiences, personal backgrounds, and personal characteristics, including race, gender and ethnicity, on our board of directors, but no specific policy regarding board diversity has been adopted.

Stockholders who wish to suggest qualified candidates should write to the Chair of the Nominations and Governance Committee c/o VolitionRx Limited, 13215 Bee Cave Parkway, Suite 125, Galleria Oaks B, Austin, Texas  78738, in accordance with the time periods and information requirements set forth in the Bylaws, specifying the name of the candidates and stating in detail the qualifications of such persons for consideration by the Committee. A written statement from the candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director should accompany any such recommendation. See the section of this Proxy Statement entitled Deadline for Receipt of Stockholder Proposals for the Next Annual Meeting. No director nominations by stockholders have been received as of the filing of this Proxy Statement.

Board Leadership Structure and Role in Risk Oversight

Our board of directors does not have a formal policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board. Our board of directors believes that it is in the best interests of our organization to make that determination from time to time based on the position and the direction of our organization and the membership of our board of directors.

Dr. Martin Faulkes currently serves as the Executive Chairman of our board of directors. Guy Innes is the lead independent director on the board of directors. As the lead independent director, Mr. Innes regularly consults with the Executive Chairman of the board of directors and management on the key issues concerning the Company. Cameron Reynolds, our Chief Executive Officer and principal executive officer, also serves as a director of the Company. Due to Mr. Reynolds’ executive officer position, he is not an independent director.  Our board of directors views this arrangement as providing an efficient connection between our management and board of directors, enabling our board to obtain information pertaining to operational matters expeditiously and enabling our Executive Chairman and our Chief Executive Officer to bring areas of concern before the board in a timely manner.

One of our board of directors’ key functions is informed oversight of our risk management process. Our board of directors does not have a standing risk management committee, but rather administers this oversight function directly through the board as a whole, as well as through various board standing committees that address risks inherent in their respective areas of oversight. In particular, our board of directors is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for us.  Each committee of our board of directors meets in executive session with key management personnel and representatives of outside advisors as necessary to oversee risks associated with their respective principal areas of focus. Our Audit Committee oversees management of financial risks. Our Compensation Committee oversees the management of risks related to our executive compensation plans and arrangements. Our Nominations and Governance Committee manages risks associated with the independence of our board and potential conflicts of interest. Although each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board of directors is regularly informed through committee reports about such risks. While our board of directors, through its committees, oversees our risk management, our management team is responsible for day-to-day risk-management processes to ensure that such risks are being adequately managed.

Regarding the COVID-19 pandemic, our board of directors has received regular updates from the management team and is involved in ongoing strategy decisions related to the impact of COVID-19 on our employees and our business.

Stockholder Communications

The board of directors encourages stockholders to send communications to the board of directors or to individual members of the board of directors. Such communications, whether by letter, e-mail or telephone, should be directed to the Executive Chairman of the board of directors who will forward them to the intended recipients. However, unsolicited advertisements or invitations to conferences or promotional material, in the discretion of the Executive Chairman or his designee, may not be forwarded to the directors.

If a stockholder wishes to communicate to the board of directors about a concern relating to the Company’s financial statements, accounting practices or internal controls, the concern should be submitted in writing to the board of directors in care of the Executive Chairman at the Company’s headquarters. If the concern relates to the Company’s governance practices, business ethics or corporate conduct, the concern likewise should be submitted in writing to the Executive Chairman at the Company’s headquarters address. If the stockholder is unsure as to which category his or her concern relates, he or she may communicate it to any one of the directors in care of the Company’s Corporate Secretary.

Stockholders who wish to contact members of the board of directors either individually or as a group may do so by writing to Corporate Secretary c/o VolitionRx Limited, 13215 Bee Cave Parkway, Suite 125, Galleria Oaks B, Austin, Texas 78738, or by telephone at +1 (646) 650-1351, specifying whether the communication is directed to the entire board of directors or to a particular director. Stockholder letters are screened by Company personnel to filter out improper or irrelevant topics, such as solicitations, and to confirm that such communications relate to matters that are within the scope of responsibilities of the board of directors.

Code of Ethics

We have adopted a Code of Ethics that applies to our directors, officers and employees, including our Chief Executive Officer and Chief Financial Officer. A copy of our Code of Ethics is available on our Company website at https://ir.volition.com/governance-documents. Amendments to our Code of Ethics that apply to our principal executive officer, principal financial officer, principal accounting officer, controller or persons performing similar functions, if any, will be posted on our website at https://ir.volition.com/governance-documents. We will disclose any waivers of provisions of our Code of Ethics that apply to such persons by disclosing such information on a Current Report on Form 8-K.

Employee, Director and Officer Hedging

We have not adopted any practice or policy regarding the ability of our employees (including officers) or directors, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.

Transactions with Related Persons

For disclosures relating to certain transactions with related persons, see the sections entitled Summary Compensation Table, Employment and Consulting Agreements and the Compensation of Directors Table in this Proxy Statement.

On August 10, 2018, we issued to a beneficial owner of more than 5% of our outstanding shares (Cotterford Company Limited, or Cotterford) in a private placement offering five million shares of common stock at a price of $1.80 per share, for aggregate gross proceeds of $9 million. Additionally, we issued to Cotterford a warrant to purchase up to an additional five million shares of common stock at an exercise price of $3.00 per share payable in cash. The warrant had an expiration date of August 10, 2019 and was exercisable for a period of six months commencing on February 10, 2019.  The shares of common stock (including the shares underlying the warrant) were subsequently registered for resale on Form S-3 (declared effective by the SEC on October 15, 2018, File No. 333-227731). Following approval of the board of directors and the Audit Committee, effective March 5, 2019 we entered into an amendment to the warrant that temporarily reduced the exercise price of such warrant from $3.00 per share to $2.90 per share through the close of business on March 8, 2019. On March 8, 2019, Cotterford partially exercised the warrant for 1,724,138 shares of our common stock at $2.90 per share resulting in the issuance of 1,724,138 shares of common stock for gross proceeds of $5 million.  On May 3, 2019, Cotterford partially exercised the warrant for 1,666,667 shares of our common stock at $3.00 per share resulting in the issuance of 1,666,667 shares of common stock for gross proceeds of $5 million.  On July 24, 2019, Cotterford exercised the remainder of its warrant and purchased 1,609,195 shares of our common stock at $3.00 per share resulting in the issuance of 1,609,195 shares of common stock for gross proceeds to the Company of approximately $4.8 million.

On July 1, 2019, we entered into a second amendment of a warrant agreement dated March 20, 2013, with Dr. Jason Terrell, our Chief Medical Officer, as previously amended February 14, 2017, pursuant to which the third and fourth vesting milestones of the original warrant were combined into one vesting milestone with respect to 125,000 shares of common stock that would be deemed achieved upon the execution of a third U.S. clinical trial agreement by the Company.  Effective February 26, 2020, the vesting criteria of the remaining installment of the warrant was deemed met pursuant to the approval of the Compensation Committee, resulting in the vesting of the warrant as to 125,000 shares, effective February 26, 2020, with an expiration date of February 26, 2023.

On December 16, 2019, we adopted an Enterprise Management Incentive, or EMI, scheme which provided our United Kingdom employees with a more tax-advantageous stock option scheme.  The adoption of the EMI scheme required the cancellation or partial cancellation of one or more options issued pursuant to our 2015 Plan to United Kingdom employees, and the concurrent reissuance to those employees of an equivalent number of options under the EMI scheme from the 2015 Plan on the same terms and conditions (other than the exercise price, as noted below) and for the same number of shares of our common stock as were underlying the cancelled portions of the options.  The exercise price of the options issued pursuant to the EMI scheme was set to the closing sales price per share quoted on the NYSE American on the date of adoption, or December 16, 2019, unless the closing price was less than the exercise price of the original option, in which case the exercise price of the substitute option was equal to the exercise price of the original option. Those employees who participated in the EMI scheme option exchange included our Executive Chairman of the board of directors, Dr. Martin Faulkes, and certain of our executive officers then serving, including David Vanston, Dr. Jacob Micallef and Rodney Rootsaert, among others. The cancellation and reissuance of options with respect to directors and named executive officers is reflected elsewhere in this Proxy Statement in the tables entitled Summary Compensation Table, Outstanding Equity Awards Table and Compensation of Directors Table, as applicable.

We provide indemnification to our directors and officers so that they will be free from undue concern about personal liability in connection with their service to the Company. Under our Bylaws and Certificate of Incorporation, we are required to indemnify our directors and officers to the extent permitted by Delaware law.  Additionally, as part of the engagement letters and/or Independent Director Agreements with each of our directors and/or executive officers, certain indemnification provisions may require us, among other things, to indemnify our directors and executive officers for expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or officer in any action or proceeding arising out of his or her service as one of our directors or officers.

Other than the foregoing, we are not aware of any transaction to which we are a party that has occurred during the past two fiscal years, or in any currently proposed transaction, involving our directors, nominees for directors, executive officers, or any person who owned of record or was known to own beneficially more than 5% of our outstanding shares of common stock, or any associate or affiliate of such persons or companies, where such person or entity has any material interest, direct or indirect, in such transaction and that requires disclosure under Item 404(a) of Regulation S-K.

Policy on the Review, Approval or Ratification of Transactions with Related Persons

The Company has not adopted a separate written policy for the approval or ratification of all transactions with related persons that are required to be reported under Item 404(a) of Regulation S-K. Rather, at this time and pursuant to its existing charter, and unless otherwise provided by the board of directors, the Audit Committee reviews the material facts of all such transactions and either ratifies, approves or disapproves of the Company’s entry into the transaction.

No director is allowed to participate in the approval of a transaction for which he or she is a related person and directors must provide all material information concerning such transactions to the Audit Committee.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of our board of directors is responsible for assisting our board of directors in fulfilling its oversight responsibilities regarding the Company’s financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations. The Audit Committee operates pursuant to a written charter, a copy of which is posted on our website at https://ir.volition.com/committee-charters. The Audit Committee met five times and acted by written consent five times during the fiscal year ended December 31, 2020. All members of the Audit Committee are non-employee directors and satisfy the current NYSE American Company Guide and SEC requirements with respect to independence, financial literacy and experience.

Management of the Company has the primary responsibility for the Company’s consolidated financial statements as well as the Company’s financial reporting process, accounting principles and internal controls. Sadler, Gibb & Associates, LLC, the independent registered public accounting firm for the Company in 2020, is responsible for performing an audit of the Company’s consolidated financial statements, and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles.

In this context, the Audit Committee has reviewed and discussed the audited consolidated financial statements of the Company as of and for the year ended December 31, 2020 with the Company’s management and the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, or PCAOB, and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB (Rule 3526) regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence.

Based on the foregoing, the Audit Committee has recommended to our board of directors the inclusion of the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

Former Audit Committee member Dr. Salvatore Thomas Butera resigned from our board of directors effective March 25, 2021, and took part in the review, discussion and recommendation referred to in this Report prior to his resignation. Effective upon Dr. Butera’s resignation, Richard Brudnick replaced Dr. Butera on the Audit Committee. Mr. Brudnick was not a member of the Audit Committee when it reviewed and discussed the recommendation referred to above, and, as such, he did not participate in, and has not made any independent inquiry, as to the accuracy of the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.  Mr. Brudnick approved this Report solely based upon the advice and approvals of the other Audit Committee members.

Guy Innes, Chair

Dr. Phillip Barnes

Dr. Alan Colman

Dr. Edward Futcher

Richard Brudnick

The foregoing Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent we specifically incorporate this Report by reference therein.

COMPENSATION OF NAMED EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth the principal positions of the named executive officers of the Company and the compensation awarded to, earned by or paid to such persons for all services rendered in all capacities to the Company and its subsidiaries, for the fiscal years ended December 31, 2020 and 2019.

					Option	All Other
Name and Principal	Year Ended	Salary	Bonus	Fees	Awards	Compensation	Total
Position	December 31,	($)(1)	($)(1)	($)(2)	($)(3)	($)(1)	($)
Cameron Reynolds(4)	2020	363,695	-	72,336	108,682	18,185	562,898
President and Chief Executive Officer	2019	390,592	-	-	107,522	19,577	517,691

Dr. Jason Terrell(5)	2020	323,500	25,750	-	90,659	7,100	447,009
Chief Medical Officer	2019	321,612	-	-	107,522	7,000	436,134

Dr. Jacob Micallef (6)	2020	195,148	17,012	-	89,503	4,162	305,825
Chief Scientific Officer	2019	191,310	-	-	107,522	-	298,832

(1)These amounts were paid in GBP Sterling at an average exchange rate of $1.28 to £1 GBP.

(2)This amount was paid to PB Commodities Pte. Ltd. for the provision of the services of Mr. Reynolds as Group Chief Executive Officer, pursuant to the Reynolds Consulting Agreement (as described in the section of this Proxy Statement entitled Employment and Consulting Agreements. The amount disclosed under Fees includes a bonus paid to PB Commodities for the year ended December 31, 2020 equal to one month’s fees payable under the Reynolds Consulting Agreement.

(3)All option and warrant award amounts have been calculated based upon the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.

(4)Mr. Reynolds’ salary for the years ended December 31, 2020 and 2019 was determined pursuant to the Reynolds UK Employment Agreement and the Reynolds Consulting Agreement (for the periods and as each is described in the section of this Proxy Statement entitled Employment and Consulting Agreements). On April 13, 2020 and February 11, 2019, Mr. Reynolds was granted options to purchase 85,000 shares and 50,000 shares, respectively, of common stock of VolitionRx under the 2015 Plan, vesting in full on the twelve-month anniversary of the date of grant. The amounts disclosed under All Other Compensation consist of contributions made by Volition Diagnostics to Mr. Reynolds’ personal pension plan during the years ended December 31, 2020 and 2019 (as described in the section of this Proxy Statement entitled Employment and Consulting Agreements).

(5)Dr. Terrell’s salary for the years ended December 31, 2020 and 2019 was determined pursuant to the Terrell Employment Agreement (as described in the section of this Proxy Statement entitled Employment and Consulting Agreements). The amount disclosed under Bonus reflects one month’s salary paid or payable to Dr. Terrell as an annual bonus for the year ended December 31, 2020. On April 13, 2020 and February 11, 2019, Dr. Terrell was granted options to purchase 55,000 shares and 50,000 shares, respectively, of common stock of VolitionRx under the 2015 Plan, vesting in full on the twelve-month anniversary of the date of grant. The amounts disclosed under All Other Compensation consist of contributions made by VolitionRx to Dr. Terrell’s personal medical allowance during the years ended December 31, 2020 and 2019 (as described in the section of this Proxy Statement entitled Employment and Consulting Agreements).

(6)Dr. Micallef’s salary for the years ended December 31, 2020 and 2019 was determined pursuant to the Micallef UK Employment Agreement (as described in the section of this Proxy Statement entitled Employment and Consulting Agreements). The amount disclosed under Bonus reflects one month’s salary paid or payable to Dr. Micallef as an annual bonus for the year ended December 31, 2020. On April 13, 2020 and February 11, 2019, Dr. Micallef was granted options to purchase 70,000 shares and 50,000 shares, respectively, of common stock of VolitionRx under the 2015 Plan, vesting in full on the twelve-month anniversary of the date of grant. Dr. Micallef also participated in the EMI scheme, pursuant to which 66,533 options issued on March 30, 2017 were cancelled and reissued at the same exercise price effective December 16, 2019, as disclosed in the section of this Proxy Statement entitled Transactions with Related Persons. The amount disclosed under All Other Compensation consists of  contributions made by Volition Diagnostics to Dr. Micallef’s personal pension plan during the year ended December 31, 2020 (as described in the section of this Proxy Statement entitled Employment and Consulting Agreements).

Employment and Consulting Agreements

Cameron Reynolds

On March 7, 2017, Mr. Cameron Reynolds entered into an Employment Agreement with Volition Diagnostics, or the Reynolds UK Employment Agreement, which took effect on April 1, 2017. Pursuant to the terms of the Reynolds UK Employment Agreement, Mr. Reynolds shall serve as Chief Executive Officer of Volition Diagnostics. Volition Diagnostics will also make available the services of Mr. Reynolds, as Chief Executive Officer, to VolitionRx and its other subsidiaries, pursuant to services agreements entered into by and between Volition Diagnostics and VolitionRx or its subsidiaries. In exchange for his services, Mr. Reynolds received, among other things (i) £25,866 GBP per month (increased from £25,113 GBP on June 1, 2019) from Volition Diagnostics (subject to annual review and adjustment), and (ii) from April 1, 2017, Mr. Reynolds additionally received a payment of £1,293 GBP per month (increased from £1,256 GBP on June 1, 2019) toward the Volition Diagnostics UK Group Personal Pension Plan (as described in detail in the section of this Proxy Statement entitled Long-Term Incentive Plans). Effective December 1, 2020, upon mutual agreement of the parties, the Reynolds UK Employment Agreement was superseded and replaced by a Consulting Services Agreement, or the Reynolds Consulting Agreement, between Singapore Volition and PB Commodities Pte. Ltd, a Singapore corporation, or PB Commodities. Pursuant to the terms of the Reynolds Consulting Agreement, Singapore Volition will make available the services of Mr. Reynolds, as Group Chief Executive Officer, to the Company and its subsidiaries, pursuant to the services agreements entered into by and between Singapore Volition and the Company or its subsidiaries.  The term of the Reynolds Consulting Agreement is perpetual until terminated upon six months’ prior notice. The agreement includes a six-month non-compete following termination of the agreement. PB Commodities will receive a monthly fee of $35,650 in exchange for the services provided by Mr. Reynolds, subject to annual review and adjustment. The foregoing description of each of the Reynolds UK Employment Agreement and the Reynolds Consulting Agreement does not purport to summarize all terms and conditions thereof and is qualified in its entirety by reference to Exhibit 10.27 to the Company’s Annual Report on Form 10-K filed with the SEC on March 10, 2017, and Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 21, 2020.

Dr. Jason Terrell

On December 29, 2015, Dr. Jason Terrell entered into an Employment Agreement with the Company, or the Terrell Employment Agreement, which took effect on January 1, 2016. Pursuant to the terms of the Terrell Employment Agreement, Dr. Terrell shall serve as the Chief Medical Officer and Head of U.S. Operations of VolitionRx. The term of the Terrell Employment Agreement is one year, which shall be automatically extended for successive periods of one year, unless either party gives at least 30 days’ prior notice of intent to terminate. In exchange for his services, Dr. Terrell shall receive, among other things (i) $25,750 per month (increased from $25,000 on June 1, 2019) from the Company (subject to annual review and adjustment); and (ii) if Dr. Terrell is terminated by the Company without cause (as defined in his employment agreement) upon less than three months’ prior notice (excluding timely notice of non-renewal), he shall be entitled to a lump sum severance payment equal to the base salary that Dr. Terrell would have received between the date of termination and the completion of a three month prior notice period. Dr. Terrell additionally receives a payment of $1,800 per month as a personal medical allowance. The foregoing description of the Terrell Employment Agreement does not purport to summarize all terms and conditions thereof and is qualified in its entirety by reference to Exhibit 10.24 to the Company’s Form 10-K filed with the SEC on March 11, 2016.

Dr. Jacob Micallef

On March 7, 2017, Dr. Jacob Micallef entered into an Employment Agreement with Volition Diagnostics, or the Micallef UK Employment Agreement, which took effect on April 1, 2017. Volition Diagnostics will make available the services of Dr. Micallef, as Chief Scientific Officer, to VolitionRx and its other subsidiaries, pursuant to services agreements entered into by and between Volition Diagnostics and VolitionRx. The Micallef UK Employment Agreement continues until terminated by either party providing not less than three months’ notice and provides for a six month non-compete following termination. In exchange for his services, Dr. Micallef shall receive, among other things (i) £12,669 GBP per month (increased from £12,300 on June 1, 2019) from Volition Diagnostics (subject to annual review and adjustment); (ii) from August 1, 2020, Dr. Micallef additionally received a payment of £633 GBP per month toward the Volition Diagnostics UK Group Personal Pension Plan (as described in detail in the section of this Proxy Statement entitled Long-Term Incentive Plans); and (iii) a severance payment if terminated by Volition Diagnostics (except in limited circumstances specified in the Micallef UK Employment Agreement that generally constitute cause, such as a repeated breach of the Agreement) equal to the salary that he would have received between the date of termination and the completion of a three month notice period less income tax and National Insurance contributions, payable in equal monthly installments during such notice period. With respect to any severance payment, Dr. Micallef has an obligation to seek alternative income during the remainder of the notice period and any such income received would offset the severance payment amount. The foregoing description of the Micallef UK Employment Agreement does not purport to summarize all terms and conditions thereof and is qualified in its entirety by reference to Exhibit 10.28 to the Company’s Annual Report on Form 10-K filed with the SEC on March 10, 2017.

Role of Executive Officers with Compensation Decisions

For executive officers, including our named executive officers other than our Chief Executive Officer, the Compensation Committee considers recommendations of our Chief Executive Officer. The Compensation Committee then takes the recommendations of the Chief Executive Officer and makes a determination on the amount of any cash or equity incentive awards payable to the other executive officers. The other executive officers and other senior management personnel also are generally not present at meetings of the Compensation Committee and do not participate in its discussions regarding executive compensation decisions.

While our Chief Executive Officer discusses his compensation recommendations with the Compensation Committee for other executive officers, he does not participate in any Compensation Committee deliberation or determination with respect to his own compensation. The determination of the amount of compensation paid to the Chief Executive Officer is made by the Compensation Committee and subject to the terms of his employment agreement.

With respect to compensation of non-employee directors, the Compensation Committee considers the recommendations of our Chief Executive Officer and makes a determination on the amount of compensation, including equity awards, to such directors subject to the terms of their independent director agreements.

Compensation Consultant

No compensation consultant was used or hired during the fiscal year ended December 31, 2020.

Outstanding Equity Awards Table

The following table sets forth the outstanding equity awards for our named executive officers as of the fiscal year ended December 31, 2020.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Cameron Reynolds
	July 23, 2015(1)	55,000	-0-	-0-	$4.00	July 23, 2021

	April 15, 2016(2)	125,000	-0-	-0-	$4.00	April 15, 2022

	March 30, 2017(3)	100,000	-0-	-0-	$5.00	March 30, 2023

	January 23, 2018(4)	75,000	-0-	-0-	$4.00	January 23, 2024

	February 11, 2019(5)	50,000	-0-	-0-	$3.25	February 11, 2025

	April 13, 2020(6)	-0-	85,000	-0-	$3.60	April 13, 2026

Dr. Jason Terrell
	April 15, 2016(7)	25,000	-0-	-0-	$4.00	April 15, 2022

	March 30, 2017(8)	50,000	-0-	-0-	$5.00	March 30, 2023

	January 23, 2018(9)	50,000	-0-	-0-	$4.00	January 23, 2024

	February 11, 2019(10)	50,000	-0-	-0-	$3.25	February 11, 2025

	April 13, 2020(11)	-0-	55,000	-0-	$3.60	April 13, 2026

Dr. Jacob Micallef
	July 23, 2015(12)	55,000	-0-	-0-	$4.00	July 23, 2021

	April 15, 2016(13)	125,000	-0-	-0-	$4.00	April 15, 2022

	March 30, 2017(14)	3,467	-0-	-0-	$5.00	March 30, 2023

	January 23, 2018(15)	75,000	-0-	-0-	$4.00	January 23, 2024

	February 11, 2019(16)	50,000	-0-	-0-	$3.25	February 11, 2025

	December 16, 2019(17)	66,533	-0-	-0-	$5.00	March 30, 2023

	April 13, 2020(18)	-0-	70,000	-0-	$3.60	April 13, 2026

(1)On July 23, 2015, Mr. Reynolds was granted an option to purchase 55,000 shares of common stock of VolitionRx under the 2011 Equity Incentive Plan, or the 2011 Plan, vesting in full on the six month anniversary of the date of grant. In December 2018, the board of directors amended the terms of the option to extend the expiration date of the vested installment from four years from the vesting date to five years and six months from the vesting date, or July 23, 2021.

(2)On April 15, 2016, Mr. Reynolds was granted an option to purchase 125,000 shares of common stock of VolitionRx under the 2015 Plan, vesting in full on the twelve month anniversary of the date of grant.

(3)On March 30, 2017, Mr. Reynolds was granted an option to purchase 100,000 shares of common stock of VolitionRx under the 2015 Plan, vesting in full on the twelve month anniversary of the date of grant.

(4)On January 23, 2018, Mr. Reynolds was granted an option to purchase 75,000 shares of common stock of VolitionRx under the 2015 Plan, vesting in full on the twelve month anniversary of the date of grant.

(5)On February 11, 2019, Mr. Reynolds was granted an option to purchase 50,000 shares of common stock of VolitionRx under the 2015 Plan, vesting in full on the twelve month anniversary of the date of grant.

(6)On April 13, 2020, Mr. Reynolds was granted an option to purchase 85,000 shares of common stock of VolitionRx under the 2015 Plan, vesting in full on the twelve month anniversary of the date of grant.

(7)  On April 15, 2016, Dr. Terrell was granted an option to purchase 25,000 shares of common stock of VolitionRx under the 2015 Plan, vesting in full on the twelve month anniversary of the date of grant.

(8)On March 30, 2017, Dr. Terrell was granted an option to purchase 50,000 shares of common stock of VolitionRx under the 2015 Plan, vesting in full on the twelve month anniversary of the date of grant.

(9)On January 23, 2018, Dr. Terrell was granted an option to purchase 50,000 shares of common stock of VolitionRx under the 2015 Plan, vesting in full on the twelve month anniversary of the date of grant.

(10)On February 11, 2019, Dr. Terrell was granted an option to purchase 50,000 shares of common stock of VolitionRx under the 2015 Plan, vesting in full on the twelve month anniversary of the date of grant.

(11)On April 13, 2020, Dr. Terrell was granted an option to purchase 55,000 shares of common stock of VolitionRx under the 2015 Plan, vesting in full on the twelve month anniversary of the date of grant.

(12)On July 23, 2015, Borlaug was granted an option to purchase 55,000 shares of common stock of VolitionRx under the 2011 Plan, vesting in full on the six month anniversary of the date of grant. This option was granted to Borlaug for the services of Dr. Micallef.  In December 2018, the board of directors amended the terms of the option to extend the expiration date of the vested installment from four years from the vesting date to five years and six months from the vesting date, or July 23, 2021.  On July 27, 2020, Borlaug transferred the option to Dr. Micallef for no value.

(13)On April 15, 2016, Dr. Micallef was granted an option to purchase 125,000 shares of common stock of VolitionRx under the 2015 Plan, vesting in full on the twelve month anniversary of the date of grant. This option was transferred to Borlaug on April 20, 2016 for no value, and transferred back to Dr. Micallef on December 21, 2020 for no value.

(14)On March 30, 2017, Dr. Micallef was granted an option to purchase 70,000 shares of common stock of VolitionRx under the 2015 Plan, vesting in full on the twelve month anniversary of the date of grant.  On December 16, 2019, the option was partially cancelled with respect to 66,533 shares of common stock in accordance with the terms of the EMI scheme discussed in the section of this Proxy Statement entitled Transactions with Related Persons.

(15)On January 23, 2018, Dr. Micallef was granted an option to purchase 75,000 shares of common stock of VolitionRx under the 2015 Plan, vesting in full on the twelve month anniversary of the date of grant.

(16)On February 11, 2019, Dr. Micallef was granted an option to purchase 50,000 shares of common stock of VolitionRx under the 2015 Plan, vesting in full on the twelve month anniversary of the date of grant.

(17)On December 16, 2019, pursuant to the EMI scheme discussed in the section of this Proxy Statement entitled Transactions with Related Persons, the option to purchase 66,533 shares of common stock that was cancelled from the option grant of March 30, 2017, was reissued as a fully-vested option under the 2015 Plan, at an exercise price equal to the original exercise price of $5.00 per share.

(18)On April 13, 2020, Dr. Micallef was granted an option to purchase 70,000 shares of common stock of VolitionRx under the 2015 Plan, vesting in full on the twelve month anniversary of the date of grant.

Long-Term Incentive Plans

Volition Diagnostics operates a Group Personal Pension Plan, or the Pension Plan, and makes defined monthly contributions into a separate fund on behalf of its eligible United Kingdom employees, as required by the Pensions Act 2008 (UK). Certain of the Company’s executive officers who are based in the United Kingdom are eligible to participate in the Pension Plan. Volition Diagnostics contributes five percent of the gross salary paid to those of its eligible employees to the Pension Plan. Those eligible employees are also required to contribute to the Pension Plan. All risks associated with this type of plan are assumed by the employees. The Pension Plan was effective commencing April 6, 2017.

Other than the foregoing, there are no arrangements or plans in which VolitionRx or its direct or indirect subsidiaries provides pension, retirement or similar benefits for directors or executive officers.

Severance and Change of Control Benefits

In the event of a termination of employment under certain circumstances, the named executive officers are entitled to severance payments as detailed in the section of this Proxy Statement entitled Employment and Consulting Agreements.

Additionally, under certain circumstances involving a change in control, merger, sale of all or substantially all of our assets or other similar corporate transaction, where the successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute awards, then the vesting of unvested awards will accelerate pursuant to the terms of the 2015 Plan.

PROPOSAL 1 — ELECTION OF DIRECTORS

Our board of directors currently consists of eight annually elected directors. Acting upon the recommendation of our Nominations and Governance Committee, the full board of directors nominated the persons set forth in the table below for election to our board of directors at the Annual Meeting. Each elected director will hold office for a term of one year until the next annual meeting of stockholders or, if Proposal 6 is approved, will hold office until the annual meeting of stockholders applicable to the class of director to which the applicable director will be assigned, and until such director’s successor is duly elected and qualified, or until his or her earlier death, resignation or removal.

Each of the nominees has consented to serve if elected. However, in the event that any nominee is unable or declines to serve as a director (which is not anticipated), the proxy holders will vote for such substitute nominee as recommended by the board of directors. See the Compensation of Directors Table below for information relating to compensatory agreements for the director nominees.

Except as disclosed in the notes to the Compensation of Directors Table, there are no arrangements or understandings between any director and any other person pursuant to which any director was nominated as a director.

Explanatory Note Regarding Future Elections of Directors Serving as a Classified Board

If our stockholders approve the Restated Certificate attached to this proxy as Appendix B including the amendment to approve a classified board of directors as described in Proposal 6, our board of directors will be divided into three classes for future elections. Each class will consist, as nearly as possible, of one-third of the total number of directors, and, except for a transition period necessary to implement Proposal 6, each class will have a three-year term. In the event that Proposal 6 is approved, the board of directors expects to assign Dr. Edward Futcher and Dr. Phillip Barnes for election to Class I, and, if elected pursuant to Proposal 1, their initial term will expire at the annual meeting of stockholders in 2021. Our board of directors expects to assign Dr. Martin Faulkes, Dr. Alan Colman and Kim Nguyen to Class II, and, if elected pursuant to Proposal 1, their initial term will expire at the annual meeting of stockholders in 2022. Our board of directors expects to assign Cameron Reynolds, Guy Innes and Richard Brudnick to Class III, and, if elected pursuant to Proposal 1, their initial term will expire at the annual meeting of stockholders in 2023. To further understand how this change would impact future elections, please see Proposal 6.

Proxies

Proxies received in response to this solicitation will be voted “FOR” each of the director nominees named below unless otherwise specified in the proxy.

Vote Required

Directors are elected by the vote of a plurality of shares of common stock represented at the Annual Meeting, meaning the nominees receiving the highest number of votes will be elected to the board of directors.

Board of Directors’ Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE DIRECTOR NOMINEES SET FORTH BELOW.

Director Nominees

Set forth below is information as to each nominee for director (ages as of the Record Date).

Name of Nominee	Age	Director Since
Cameron Reynolds	50	October 6, 2011
Dr. Martin Faulkes	77	October 6, 2011
Guy Innes	64	October 6, 2011
Dr. Alan Colman	72	October 6, 2011
Dr. Phillip Barnes	59	October 9, 2019
Dr. Edward Futcher	66	June 23, 2016
Richard Brudnick	64	March 25, 2021
Kim Nguyen	44	March 25, 2021

The business experience of each person listed above and his or her qualification to serve as a director is as follows:

CAMERON REYNOLDS serves as our President and Chief Executive Officer and as a director. Prior to completion of the transactions under the Share Exchange Agreement, he was Chief Executive Officer of Singapore Volition, a position he held from August 5, 2010 to June 1, 2018, and a Director of Singapore Volition since August 5, 2010. He is also a Manager of Belgian Volition since October 27, 2010, serving as Managing Director from January 18, 2012 to July 24, 2015, a Director and Chief Executive Officer of Volition Diagnostics since November 13, 2015, a Director of Volition America since February 3, 2017 and was appointed a Manager of Volition Vet on August 7, 2019. Since February 2017, Mr. Reynolds has also served as a non-executive director of Ucroo Incorporated, a SaaS EdTech company. Further, since July 2018, he has served as a non-executive director of Wellfully Limited (ASX: WFL) (formerly OBJ Limited), a developer of magnetic, micro-array drug and ingredient delivery technologies for use in pharmaceutical, cosmetic and skincare, and consumer healthcare industries. From 2004 until 2011, Mr. Reynolds founded and served as Managing Director and Director of Mining House, where he was responsible for identifying potential mining projects, coordinating the preliminary evaluations and securing the financing with a view to listing the companies on the AIM, the TSX and the U.S. OTC. Mr. Reynolds furthered his education between 2002 and 2003 as he undertook an MBA. From 1998 until 2001, Mr. Reynolds served as the commercialization director for Probio, Inc., a company that commercialized intellectual property in the animal biotechnology fields including transgenesis and cloning research from the University of Hawaii, where his duties and responsibilities included managing legal and contract issues with the University of Hawaii; implementing patenting strategy; managing stockholder issues including a merger and its legal and contractual documentation; overseeing office management; monitoring budgetary concerns; team building and recruitment. Furthermore, Mr. Reynolds held a junior management position in 1996 at Integrated Coffee Technologies, a genetically modified coffee company where he was responsible for business plan creation, office management, recruitment, and business development. Beginning in 1994, Mr. Reynolds worked for Southern China Group where, as regional manager, he set up operations in Hong Kong and Yunnan. Between 2005 and 2011, Mr. Reynolds held a number of board directorships including Atlantic Mining PLC, Carbon Mining PLC, Magellan Copper and Gold PLC (Carbon Mining and MCG both became part of Solfotara Mining and Copper Development Corp.), KAL Energy Inc. (OTC: KALG), Iofina Natural Gas PLC (AIM: IOF), Canyon Copper Corp. (TSX-V: CNC, OTCBB: CNYC), and Hunter Bay Resources (TSX-V: HBY). Our board of directors believes Mr. Reynolds brings to the Company strong experience in management, structuring and strategic planning of start-up companies based on his over 25 years of entrepreneurial executive experience in the mining and biotechnology sectors.

DR. MARTIN FAULKES serves as Executive Chairman of our board of directors. Prior to completion of the transactions under the Share Exchange Agreement, Dr. Faulkes served as a Director of Singapore Volition from August 18, 2010 to December 15, 2015 and as Executive Chairman of the board of directors of Singapore Volition from March 22, 2011 to December 15, 2015. Dr. Faulkes also served as a Director of Belgian Volition, a position he held from August 10, 2011 to March 31, 2016. On August 7, 2019, Dr. Faulkes was appointed as a Manager and President of Volition Vet. Since 1998, Dr. Faulkes has focused on charitable activities as the founder and sole benefactor of The Dill Faulkes Educational Trust, a U.K.-registered charity, or DFET, where he serves as the Chairman. Prior to founding DFET, Dr. Faulkes founded Triad Plc., a computer software development company that provides systems and consultants to the business community, where he was a Director from 1987 to 1998, and responsible for controlling the company financially. From 1985 to 1987, he became Managing Director of System Programming Ltd., a company that provides computer programming for systems in businesses such as airlines, utility companies, banks, and insurance companies, where he was responsible for all aspects of the business. Prior to working for System Programming Ltd., Dr. Faulkes served from 1979 to 1984 as founder, President and Chief Executive Officer for Logica Inc., a company providing bespoke software to all industries but mainly banks and communications companies. Dr. Faulkes was responsible for all aspects of the business, including sales, finance, recruitment, staff management and project control. Dr. Faulkes has over 40 years of entrepreneurial and managerial experience as the founder and Chief Executive Officer of several software companies within the United Kingdom and the United States. Our board of directors believes that Dr. Faulkes is qualified to serve as a director of the Company based on his extensive experience in business development and management.

GUY INNES serves as a director. Prior to completion of the transactions under the Share Exchange Agreement, Mr. Innes served as a Director of Singapore Volition, a position he held from August 18, 2010 to December 15, 2015. Mr. Innes has served as a non-executive Director on the board of companies such as Carbon Mining PLC from 2007 to 2010, Magellan Copper & Gold PLC from 2007 to 2010, and ProBio Inc. from 2000 to 2006. As a non-executive Director, Mr. Innes was responsible for the development of corporate strategy and the implementation of financial controls and risk management systems. Mr. Innes had a long career in banking and private equity, including advisory roles with Quartz Capital Partners Limited from 1997 to 2000, where Mr. Innes served as Head of Corporate Finance and was responsible for managing the corporate finance department and leading the transactions undertaken by Quartz including IPOs, private placements and mergers and acquisitions; Baring Private Equity Partners Limited in London and Singapore from 1995 to 1997, where he was involved in the setting up, recruiting of managers and capital raising for an Asian media and communications private equity fund; and Baring Brothers & Co. Limited in London and Paris from 1984 to 1995, where he was involved in executing and advising on national and international mergers and acquisitions, as well as IPOs and capital raising. Mr. Innes is a Chartered Accountant and a member of the Institute of Chartered Accountants in England and Wales. Mr. Innes has extensive experience in financing and managing technology companies. Our board of directors believes Mr. Innes’ technical, financial and managerial background would be beneficial to our growth.

DR. ALAN COLMAN serves as a director. Prior to completion of the transactions under the Share Exchange Agreement, Dr. Colman served as a Director of Singapore Volition from April 1, 2011 to December 15, 2015. Dr. Colman currently serves as Chairman of the Scientific Advisory Board of Singapore Volition, a position he has held since April 5, 2011. Dr. Colman received a B.A., M.A. and Ph.D. from Oxford University. Dr. Colman is currently an Associate at the Harvard University Department of Stem Cell and Regenerative Biology.  Until its acquisition by Vertex Pharmaceuticals in October 2019, he served on the Scientific Advisory Board of Semma Therapeutics, Inc., a stem cell therapy company based in Cambridge, Massachusetts, a position he held since December 2014. From 2007 to 2013, Dr. Colman served as the Executive Director of the Singapore Stem Cell Consortium. Concurrently, Dr. Colman was Professor of Regenerative Medicine at King’s College, London, U.K., from 2008 to 2009. Prior to joining the A*STAR Singapore Stem Cell Consortium, Dr. Colman was Chief Scientific Officer and then Chief Executive Officer for the Singaporean human embryonic stem cell company, ES Cell International from 2002 to 2007. Dr. Colman was the research director at PPL Therapeutics in Edinburgh, U.K., from the late 1980s until 2002, where he was responsible for leading PPL’s research program strategy, also playing a role in PPL’s financing rounds, culminating in its listing on the London Stock Exchange in 1996. PPL attracted considerable media attention because of its participation in the technique of somatic nuclear transfer that led to the world’s first sheep cloned from an adult cell, Dolly, in 1996. Dr. Colman had a successful university career in the Universities of Oxford, Warwick, Birmingham, where he was Professor of Biochemistry, and London, as described above. Dr. Colman’s main current interest is the development of human disease models using induced pluripotent stem cells. He has extensive experience in the molecular biology field where he has worked in the production of transgenic livestock, somatic nuclear transfer, and human disease models. Our board of directors appointed Dr. Colman a director of the Company and a member of the Scientific Advisory Board based on his extensive experience in biochemistry, stem cell research and pathology.

DR. PHILLIP BARNES serves as a director. Dr. Barnes holds a B.S. in Basic Medical Sciences with Anatomy, and Ph.D. in Anatomy and Neuroendocrinology from the University of London and a clinical medical degree (B.M. B.Ch.) from the University of Oxford. Dr. Barnes is currently retired.  Between 2009 and his retirement in 2016, Dr. Barnes served as Executive Medical Director on a number of United Kingdom Department of Health, National Health Service, or NHS, hospital and Foundation Trust Boards. Between 2000 and 2009, Dr. Barnes was also involved in a number of national and regional advisory groups for the NHS and pharmaceutical industry. Dr. Barnes was Consultant Neurologist at King’s College Hospital, London, from 1995 to 2009 and Hon. Senior Lecturer in Neurology at King’s College London from 1999 to 2009. From 1995 to 1998, Dr. Barnes served as Clinical Director for Neurology and from 1998 until 2008 as Director of the King’s Neurosciences Centre, the United Kingdom’s largest Regional Neuroscience Centre. Our board of directors believes that Dr. Barnes is qualified to serve as a director of the Company based on his extensive experience both as a clinician and clinical manager within the United Kingdom’s NHS and related academic institutions.

DR. EDWARD FUTCHER serves as a director. Dr. Futcher holds a B.S. and Ph.D. in Physics from the University of London, as well as a post-graduate certificate in international securities, investment and banking from the ICMA Centre, University of Reading, and has extensive experience in engineering and management in high technology companies. Since 1997, Dr. Futcher has held non-executive directorships with a variety of private companies. He co-founded Azima, Inc. in 2003, a company that provides advanced machine diagnosis to large industrial facilities and, from 2003 to 2008, served as its Vice President of Engineering with responsibility for the engineering, information technology and customer support groups. Prior to that, from 1997 to 2003, Dr. Futcher served as Vice President of Technology of interWAVE Communications International, Ltd., a company providing GSM and CDMA cellular infrastructure equipment, where he was responsible for operational management of acquisitions and interim management of the worldwide research and development organization. From 1997 to 1999, Dr. Futcher also served as Vice President of Engineering of interWAVE Communications. From 1994 to 1997, Dr. Futcher was Director of Engineering at Tellabs, Inc., a telecommunications equipment supplier. Our board of directors believes that Dr. Futcher is qualified to serve as a director of the Company based on his extensive commercial and management experience in dynamic and fast growing companies.

RICHARD BRUDNICK serves as a director.  Mr. Brudnick holds B.S. and M.S. degrees in Management Science from the Massachusetts Institute of Technology Sloan School of Management.  Since June 2018, Mr. Brudnick has served as Chief Business Officer and Head of Corporate Strategy of Codiak BioSciences, Inc. (NASDAQ GS: CDAK), a clinical-stage biopharmaceutical company focused on pioneering the development of exosome-based therapeutics.  Prior to that, Mr. Brudnick served as the Executive Vice President, Business Development at Bioverativ, Inc. (NASDAQ:  BIVV), a biopharmaceutical company focused on therapies for hemophilia and other rate blood disorders and a spin-off from Biogen Inc. (NASDAQ GS:  BIIB), commencing in June 2016 until Bioverativ was acquired by Sanofi in 2018.  From 2014 to June 2016, Mr. Brudnick served as Biogen’s Senior Vice President of Corporate Development.  Mr. Brudnick also served in senior positions in the areas of Portfolio Strategy & Business Development and Corporate Development at Biogen commencing in 2001.  Before joining Biogen, Mr. Brudnick was the Chief Executive Officer of a regional pharmaceutical distribution business, a co-founder of two companies and a strategy consultant at Bain & Company. Since May 2019, Mr. Brudnick has also served on the board of directors of InflaRx N.V. (NASDAQ GS:  IFRX), a clinical stage publicly traded biopharmaceutical company developing anti-inflammatory therapeutics by targeting the complement system. Our board of directors believes that Mr. Brudnick is qualified to serve as a director of the Company based on his experience conceiving, leading, negotiating and executing numerous licensing, partnership, joint venture, acquisition, sale and divestiture transactions with biopharmaceutical businesses and his experience as an executive officer of two public companies.

KIM NGUYEN serves as a director.  Ms. Nguyen holds a B.S. in Psychology (Hons) from the University of New South Wales, Sydney, Australia and has extensive experience as an international human resources, or HR, professional with over 20 years’ experience working with multinational technology companies covering Europe, Middle East and Africa, Latin America and Asia Pacific, or APAC, markets. Since September 2017 Ms. Nguyen has served as Head of HR for Google Asia Pacific Pte. Ltd., covering Tech and Portfolio businesses, where she leads a 25-person team supporting over 15,000 employees across 13 different markets in the APAC region. Ms. Nguyen currently oversees employee engagement and retention, COVID-19 crisis management, business growth and reorganization, new entity strategy in new markets, mergers and acquisitions, employment legal and regulatory risk management, while driving HR transformation for a business that is still rapidly growing in the region. Prior to her APAC position, from July 2011 to August 2017, Ms. Nguyen led HR for Google’s Datacentre business in Europe and Latin America, and was responsible for the business’ growth strategy, where she set up new business structures such as policy, compensation, and benefits for new entities and new markets. Our board of directors believes that Ms. Nguyen is qualified to serve as a director of the Company based on her extensive experience within international labor law and practice, leadership and talent management development, organizational design and HR analytics.

Compensation of Directors Table

The following table sets forth the compensation paid to the directors of VolitionRx for the fiscal year ended December 31, 2020 other than directors who also served as named executive officers. No executive officer is paid compensation for his role as a director. There are no employment agreements by and between the Company and the non-employee directors. See the section of this Proxy Statement entitled Compensation of Named Executive Officers - Summary Compensation Table for information on the compensation paid to named executive officers who were also directors.

Name	Fees Earned or Paid in Cash	Bonus	Stock Awards	Option Awards(1)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
	($)	($)	($)	($)	($)	($)	($)	($)
Dr. Martin Faulkes(2)	195,148	41,634	-0-	89,503	-0-	-0-	-0-	326,285
Guy Innes(3)	41,200	-0-	-0-	31,965	-0-	-0-	-0-	73,165
Dr. Alan Colman(4)	61,800	-0-	-0-	38,358	-0-	-0-	-0-	100,158
Dr. Phillip Barnes(5)	41,200	-0-	-0-	19,179	-0-	-0-	-0-	60,379
Dr. Edward Futcher(6)	41,200	-0-	21,319	-0-	-0-	-0-	-0-	62,519
Dr. Salvatore Thomas Butera(7)	3,433	-0-	3,051	-0-	-0-	-0-	-0-	6,484

(1)All option awards have been calculated based upon the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The Company has calculated the estimated fair market value of these options granted on April 13, 2020, using the Black-Scholes model and the following assumptions: term 3.5 years; stock price: $3.52; exercise price: $3.60; 72.94% volatility; 0.54% risk-free rate, and no forfeiture rate.  Further, the restricted stock units granted on April 13, 2020 and December 1, 2020, to Dr. Futcher and Dr. Butera, respectively, had share prices of $3.52 and $3.30, respectively.

(2)On March 7, 2017, Dr. Faulkes entered into an Employment Agreement with Volition Diagnostics, or the Faulkes Employment Agreement, which took effect on April 1, 2017. Volition Diagnostics agreed to make available to VolitionRx the services of Dr. Faulkes as Executive Chairman of the board of directors of VolitionRx, pursuant to a services agreement entered into by and between Volition Diagnostics and VolitionRx and subject to any necessary approval by the Company’s stockholders as required by applicable law and VolitionRx’s governing documents. The Faulkes Employment Agreement continues until terminated by either party providing not less than three months’ notice and provides for a six month non-compete following termination. In exchange for his services, Dr. Faulkes received, among other things, (i) £12,300 GBP per month from Volition Diagnostics (which was increased to £12,669 GBP on June 1, 2019); and (ii) a severance payment if terminated by Volition Diagnostics (except in limited circumstances specified in the Faulkes Employment Agreement that generally constitute cause, such as a repeated breach of the Agreement) equal to the salary that he would have received between the date of termination and the completion of a three month notice period less income tax and National Insurance contributions, payable in equal monthly installments during such notice period. With respect to any severance payment, Dr. Faulkes has an obligation to seek alternative income during the remainder of the notice period and any such income received would offset the severance payment amount.  The foregoing description of the Faulkes Employment Agreement does not purport to summarize all terms and conditions thereof and is qualified in its entirety by reference to Exhibit 10.30 to the Company’s Annual Report on Form 10-K filed March 10, 2017.

On April 13, 2020, Dr. Faulkes was granted an option to purchase 70,000 shares of common stock of VolitionRx under the 2015 Plan, vesting in full on the 12-month anniversary of the date of grant.

The amount disclosed under Bonus includes one month’s salary paid or payable to Dr. Faulkes as an annual bonus for the year ended December 31, 2020 plus a one-time bonus of £20,000 GBP.

(3)On March 31, 2015, Mr. Innes entered into an Independent Director Agreement with VolitionRx, or the Innes Independent Director Agreement, pursuant to which Mr. Innes will continue to serve as a member of the Board of VolitionRx subject to any necessary approval by the Company’s stockholders as required by applicable law and VolitionRx’s governing documents. In exchange for his services, Mr. Innes received $10,000 per calendar quarter commencing March 1, 2015 through June 30, 2019, thereafter increasing to $10,300 per calendar quarter. The foregoing description of the Innes Independent Director Agreement does not purport to summarize all terms and conditions thereof and is qualified in its entirety by reference to Exhibit 10.33 to the Company’s Quarterly Report on Form 10-Q filed May 12, 2015.

On April 13, 2020, Mr. Innes was granted an option to purchase 25,000 shares of common stock of VolitionRx under the 2015 Plan, vesting in full on the 12-month anniversary of the date of grant.

(4)On March 31, 2015, Dr. Colman entered into an Independent Director Agreement with VolitionRx, or the Colman Independent Director Agreement, pursuant to which Dr. Colman will continue to serve as a member of the Board of VolitionRx subject to any necessary approval by the Company’s stockholders as required by applicable law and VolitionRx’s governing documents. In exchange for his services, Dr. Colman received $15,000 per calendar quarter commencing March 1, 2015 through June 30, 2019, thereafter increasing to $15,450 per calendar quarter. The foregoing description of the Colman Independent Director Agreement does not purport to summarize all terms and conditions thereof and is qualified in its entirety by reference to Exhibit 10.33 to the Company’s Quarterly Report on Form 10-Q filed May 12, 2015.

On April 13, 2020, Dr. Colman was granted an option to purchase 30,000 shares of common stock of VolitionRx under the 2015 Plan, vesting in full on the 12-month anniversary of the date of grant.

(5)On October 9, 2019, Dr. Barnes entered into an Independent Director Agreement with VolitionRx, or the Barnes Independent Director Agreement, pursuant to which Dr. Barnes will continue to serve as a member of the Board of VolitionRx subject to any necessary approval by the Company’s stockholders as required by applicable law and VolitionRx’s governing documents. In exchange for his services Dr. Barnes shall receive $10,300 per calendar quarter commencing December 31, 2019. The foregoing description of the Barnes Independent Director Agreement does not purport to summarize all terms and conditions thereof and is qualified in its entirety by reference to Exhibit 10.33 to the Company’s Quarterly Report on Form 10-Q filed May 12, 2015.

On April 13, 2020, Dr. Barnes was granted an option to purchase 15,000 shares of common stock of VolitionRx under the 2015 Plan, vesting in full on the12-month anniversary of the date of grant.

(6)On June 23, 2016, Dr. Futcher entered into an Independent Director Agreement with VolitionRx, or the Futcher Independent Director Agreement, pursuant to which Dr. Futcher will continue to serve as a member of the Board of VolitionRx subject to any necessary approval by the Company’s stockholders as required by applicable law and VolitionRx’s governing documents. In exchange for his services, Dr. Futcher received $10,000 per calendar quarter commencing June 23, 2016 through June 30, 2019, thereafter increasing to $10,300 per calendar quarter. The foregoing description of the Futcher Independent Director Agreement does not purport to summarize all terms and conditions thereof and is qualified in its entirety by reference to Exhibit 10.33 to the Company’s Quarterly Report on Form 10-Q filed May 12, 2015.

On April 13, 2020, Dr. Futcher was granted a restricted stock unit award to purchase 11,250 shares of common stock of VolitionRx under the 2015 Plan, vesting 50% on the one-year anniversary of the date of grant and 50% on the two-year anniversary of the date of grant.

(7)On December 1, 2020, Dr. Butera entered into an Independent Director Agreement with VolitionRx, or the Butera Independent Director Agreement, pursuant to which Dr. Butera will continue to serve as a member of the Board of VolitionRx subject to any necessary approval by the Company’s stockholders as required by applicable law and VolitionRx’s governing documents. In exchange for his services, Dr. Butera received $10,300 per calendar quarter commencing December 1, 2020, pro rated for length of service. The foregoing description of the Butera Independent Director Agreement does not purport to summarize all terms and conditions thereof and is qualified in its entirety by reference to Exhibit 10.33 to the Company’s Quarterly Report on Form 10-Q filed May 12, 2015.

On December 1, 2020, Dr. Butera was granted a restricted stock unit award to purchase 15,000 shares of common stock of VolitionRx under the 2015 Plan, vesting 50% on the one-year anniversary of the date of grant and 50% on the two-year anniversary of the date of grant.

Effective March 25, 2021, Dr. Butera resigned from the Board of VolitionRx to assume the position of Chief Executive Officer of Volition Vet, effective May 1, 2021.  Upon such resignation, Dr. Butera’s restricted stock units referenced above expired unvested.

PROPOSAL 2 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our board of directors is responsible for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm. The Audit Committee has selected Sadler, Gibb & Associates, LLC, or Sadler Gibb, as our independent registered public accounting firm for the year ending December 31, 2021 and has further directed that management submit the selection of the independent registered public accounting firm for ratification by our stockholders at the Annual Meeting.

Although ratification by our stockholders is not a prerequisite to the Audit Committee’s ability to select our independent registered public accounting firm, the Audit Committee believes such ratification is advisable and in the best interests of our stockholders. Accordingly, stockholders are being requested to ratify, confirm and approve the selection of Sadler Gibb as our independent registered public accounting firm to conduct the annual audit of our consolidated financial statements for fiscal year 2021. If the stockholders do not ratify the selection of Sadler Gibb, the selection of our independent registered public accounting firm will be reconsidered by the Audit Committee; provided, however, the Audit Committee may select Sadler Gibb notwithstanding the failure of our stockholders to ratify its selection. If the appointment of Sadler Gibb is ratified, the Audit Committee will continue to conduct an ongoing review of Sadler Gibb’s scope of engagement, pricing and work quality, among other factors, and will retain the right to replace Sadler Gibb at any time.

Sadler Gibb has served as the Company’s independent registered public accounting firm since November 29, 2011. Representatives from Sadler Gibb are not expected to be present at the Annual Meeting to be held on June 17, 2021.

Proxies

Proxies received in response to this solicitation will be voted “FOR” the approval of Sadler Gibb unless otherwise specified in the proxy.

Vote Required

The ratification of Sadler Gibb as the Company’s independent registered public accounting firm for the year ending December 31, 2021 requires the approval of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting.

Board of Directors’ Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF SADLER GIBB AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2021 AS SET FORTH ABOVE.

Independent Registered Public Accounting Firm Fees

Sadler Gibb provides services to the Company including examination of the Company’s annual and quarterly financial statements. The following summarizes aggregate fees billed to us by our independent registered public accounting firm, Sadler Gibb, for the fiscal years ended December 31, 2020 and 2019:

	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
Audit Fees	$58,000	$67,184
Audit-Related Fees	$-0-	$-0-
Tax Fees	$-0-	$-0-
All Other Fees	$21,750	$6,250
Total	$79,750	$73,434

Audit Fees

Represents the aggregate fees billed to us for each of the last two fiscal years for professional services rendered by the principal accountants for the audit of our annual financial statements and review of financial statements included in our Form 10-Q filings or services that are normally provided by the accountants in connection with statutory and regulatory filings or engagement for those fiscal years.

Audit-Related Fees

Represents the aggregate fees billed to us in each of the last two fiscal years for assurance and related services by the principal accountants that are reasonably related to the performance of the audit or review of our financial statements that are not already reported in Audit Fees. These services include accounting consultations and attestation services that are not required by statute.

Tax Fees

Represents the aggregate fees billed to us in each of the last two fiscal years for professional services rendered by the principal accountants for tax compliance, tax advice, and tax planning.

All Other Fees

Represents the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountants to us, excluding those enumerated above.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor

All audit and non-audit services by our independent registered public accounting firm are pre-approved by our Audit Committee. For audit services, the independent registered public accounting firm provides the Audit Committee with an audit plan, including proposed fees in advance of the annual audit. The Audit Committee approves the plan and fees for the audit.

Pursuant to its charter, the Audit Committee may establish pre-approval policies and procedures, subject to SEC and NYSE American rules and regulations, to approve audit and non-audit services; however, it has not yet done so.

PROPOSAL 3 — ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

We are asking our stockholders to approve, on a non-binding advisory basis, the compensation paid to our executive officers who are named in the Summary Compensation Table in this Proxy Statement, which we refer to as our named executive officers. We have disclosed the compensation of our named executive officers pursuant to rules adopted by the SEC.

The Compensation Committee has structured our executive compensation program to:

•Attract and retain key executives;

•Align executives’ interests with those of our stockholders;

•Pay for performance; and

•Reward achievement of short-term and long-term goals.

We believe that our executive compensation practices have fostered our success by:

•Including reasonable vesting provisions for our equity awards;

•Providing both cash and equity awards and an appropriate mix of these awards;

•Establishing performance goals to reflect the individual contribution of each executive and Company-wide financial performance; and

•Requiring achievement of long- and short-term Company goals before payment of certain compensation elements.

We urge stockholders to carefully read the section of this Proxy Statement entitled Compensation of Named Executive Officers, which provides the Summary Compensation Table and related compensation disclosures that follow it. Our board of directors and the Compensation Committee believe that the compensation policies and procedures described in this Proxy Statement are effective in achieving our compensation objectives.

Therefore, in accordance with Section 14A of the Exchange Act, and as a matter of good corporate governance, we ask our stockholders to approve the following advisory resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on a non-binding advisory basis, all of the compensation of the Company’s executive officers who are named in the Summary Compensation Table of the Company’s 2021 Proxy Statement, as such compensation is disclosed in the Company’s 2021 Proxy Statement pursuant to the disclosure rules of the Securities and Exchange Commission, which disclosure includes the section entitled Compensation of Named Executive Officers, the Summary Compensation Table, and the related compensation tables, notes and narrative in the Proxy Statement for our Company’s 2021 Annual Meeting of Stockholders.”

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Because your vote is advisory, it will not be binding on the board of directors, the Compensation Committee or the Company. However, our board of directors and Compensation Committee value the opinions of our stockholders and will take into account the outcome of the stockholder vote on this Proposal at the Annual Meeting when considering future executive compensation arrangements.  Unless the board of directors modifies its policy on the frequency of future advisory votes regarding the compensation of our named executive officers, the next advisory vote on such matter will be held at the 2022 annual meeting of stockholders.

Proxies

Proxies received in response to this solicitation will be voted “FOR” the approval, on an advisory basis, of the compensation of our named executive officers disclosed in this Proxy Statement unless otherwise specified in the proxy.

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve, on an advisory basis, the compensation of our named executive officers as described herein.

Board of Directors’ Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS SET FORTH ABOVE.

PROPOSAL 4 -- ADVISORY VOTE TO APPROVE FREQUENCY OF FUTURE ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION

As part of our board of directors’ commitment to excellence in corporate governance, and as required by the Dodd-Frank Act, our board of directors is providing our stockholders with an opportunity to cast a non-binding advisory vote regarding how frequently they would like to vote on future advisory resolutions to approve the compensation of our named executive officers.

Accordingly, by voting on this Proposal 4, stockholders may indicate whether they would prefer that future non-binding advisory votes on the compensation of our named executive officers occur every one, two, or three years. Stockholders may also abstain from voting on this Proposal. Accordingly, the following resolution is submitted for an advisory stockholder vote at the Annual Meeting:

“RESOLVED, that the option set forth below that receives the greatest number of votes cast by the stockholders of VolitionRx Limited shall be the preferred frequency of the Company’s stockholders for holding an advisory vote on the compensation of the Company’s executive officers who are named in the Summary Compensation Table of the Company’s proxy statement:

•Every one year;

•Every two years; or

•Every three years.”

After careful consideration, our board of directors believes that submitting the advisory vote on executive compensation every year is appropriate for the Company and its stockholders at this time.  We view the advisory vote on the compensation of our named executive officers as an additional, but not the only, opportunity for our stockholders to communicate with us regarding their views on our executive compensation programs. Our board of directors believes an every-year cycle for the non-binding advisory vote on executive compensation will provide investors the most meaningful timing alternative by which to evaluate the effectiveness of our executive compensation strategies and their alignment with the Company’s business and results of operations.

Although this vote on the frequency of future advisory votes on executive compensation is advisory and not binding, our board of directors and Compensation Committee value stockholders’ opinions and will take into account the outcome of the vote when considering the frequency of future non-binding advisory votes on executive compensation. Notwithstanding the board of director’s recommendation and the outcome of the stockholder vote, our board of directors may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussion with stockholders and the adoption of material changes to our compensation programs.

Proxies

Proxies received in response to this solicitation will be voted “FOR” the approval, on an advisory basis, to conduct an advisory vote on the compensation of our named executive officers “EVERY ONE YEAR” unless otherwise specified in the proxy.

Vote Required

The option of one year, two years or three years that receives a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote will be the frequency for the advisory vote on the compensation of our named executive officers selected by our stockholders.  In the absence of a majority of votes cast in support of any one frequency, the option of one year, two years or three years that receives the greatest number of votes will be considered the frequency selected by our stockholders.

Board of Directors’ Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO CONDUCT A NON-BINDING ADVISORY VOTE, TO APPROVE THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS “EVERY ONE YEAR.”

PROPOSAL 5 — APPROVAL OF AMENDMENT TO 2015 STOCK INCENTIVE PLAN

In August 2015, the board of directors adopted, and our stockholders subsequently approved, the 2015 Stock Incentive Plan, which Plan was later amended in August 2016, June 2017, June 2018 and March 2019, respectively, and is collectively referred to as the 2015 Plan. As of March 25, 2021, there were 3,691,000 shares of common stock subject to outstanding options, 82,500 shares subject to outstanding restricted stock unit awards and 404,314 shares still available for grant under the 2015 Plan.

In an effort to preserve cash and to attract, retain and motivate persons who make important contributions to our business, we would like to have the flexibility to issue securities to our employees, directors, consultants, independent contractors and advisors whose present and potential contributions are important to our success, by offering them an opportunity to participate in our future performance. Management believes that the number of shares of common stock currently available for issuance under the 2015 Plan is insufficient to meet its needs to provide for awards to the 2015 Plan participants for the next 12 months and inadequate to allow us the ability to compete successfully for talented employees and consultants.

Consequently, the board of directors has approved, subject to stockholder approval, the amendment to the 2015 Plan to increase by 1,750,000 the number of shares that may be granted under the 2015 Plan. The amendment to our 2015 Plan will increase the number of shares of common stock with respect to which awards may be granted under the 2015 Plan from 4,250,000 to 6,000,000. We are requesting stockholder approval of the proposed increase in the authorized number of shares of common stock under the 2015 Plan.

The board of directors believes that the amendment to the 2015 Plan is necessary and in the best interests of our Company because of the continuing need to provide equity-based incentives to attract and retain qualified personnel and to respond to relevant market changes in equity compensation practices. The use of equity compensation has historically been a significant part of our overall compensation philosophy and is a practice that we plan to continue. The 2015 Plan serves as an important part of this practice and is a critical component of the overall compensation package that we offer to retain and motivate our service providers. In addition, awards under the 2015 Plan provide our service providers an opportunity to acquire or increase their ownership stake in us, and we believe this aligns their interests with those of our stockholders, creating strong incentives for our employees, directors, consultants, independent contractors and advisors to work hard for our future growth and success. If Proposal 5 is not approved by our stockholders, we believe our ability to attract and retain the talent we need to compete in our industry would be seriously and negatively impacted, and this could affect our long-term success.

A broad-based stock incentive plan focuses our employees who receive grants on achieving strong corporate performance, and we have embedded in our culture the necessity for employees to think and act as stockholders. This is an important component of our long-term employee incentive and retention plan and has been very effective in enabling us to attract and retain the talent critical for an innovative and growth-focused company. We also have granted, and in the future may grant, awards to certain employees on a targeted basis to incentivize retention and performance objectives.

In setting and recommending to our stockholders the aggregate number of shares to authorize under the 2015 Plan, our board of directors and Compensation Committee considered the historical number of equity awards granted under the 2011 Plan, as well as our three-year average burn rate for the preceding three fiscal years as follows:

Burn Rate Table

Year	No. of Options Granted	No. of Shares Granted(1)	Total Granted	Weighted Average No. of Shares of Common Stock Outstanding	Annual Burn Rate
FY 2020	845,000	67,500	912,500	45,278,847	2.02%
FY 2019(2)	730,000	-0-	730,000	39,180,369	1.86%
FY 2018	805,000	-0-	805,000	31,389,220	2.56%

(1)This reflects the number of restricted stock units subject to granted Awards.

(2)Excludes 463,762 options reissued from the 2015 Plan in exchange for cancellation of an equal number of outstanding options pursuant to the EMI scheme adopted December 16, 2019.  See the discussion of the EMI scheme in the section of this Proxy Statement entitled Transactions with Related Persons.

Our average burn rate for the preceding three fiscal years as set forth in the table above was 2.15%. The burn rate is the ratio of the number of shares underlying awards granted under the 2015 Plan during a fiscal year to our weighted-average number of common shares outstanding at the corresponding fiscal year end.

As of March 25, 2021, we had 309,985 stock options outstanding under the 2011 Plan with a weighted-average per share exercise price of $4.01 and a weighted-average remaining contractual term of 0.03 years, subject to time-based vesting, and we had 3,691,000 stock options outstanding under the 2015 Plan with a weighted-average per share exercise price of $3.99 and a weighted-average remaining contractual term of 2.73 years, subject to time-based vesting, plus 82,500 restricted stock units with a weighted-average per share price of $3.44 and a weighted-average remaining contractual term of 0.77. The aggregate of 4,000,985 stock options outstanding under our 2011 Plan and our 2015 Plan, 82,500 restricted stock units outstanding under our 2015 Plan and 404,314 shares available for issuance under the 2015 Plan (excluding the 1,750,000 shares subject to approval under this Proposal 5) represent an overhang of approximately 7.82% based on our common shares outstanding as of March 25, 2021. The 1,750,000 additional shares proposed to be available for future grants under our 2015 Plan would increase the overhang to approximately 10.55% based on our common shares outstanding as of March 25, 2021. We calculate “overhang” as the (a) total number of shares underlying outstanding awards plus shares available for issuance under future equity awards, divided by (b) the total number of shares outstanding, shares underlying outstanding awards and shares available for issuance under future equity awards.

Summary of the 2015 Stock Incentive Plan

The following summary highlights the significant terms of the 2015 Plan, as amended (assuming approval under this Proposal 5). This summary does not contain all of the information contained in the 2015 Plan, which is set forth in full as Appendix A to this Proxy Statement and which incorporates the amendment to the 2015 Plan discussed above. To the extent there is a conflict between this summary and the terms of the 2015 Plan, the terms of the 2015 Plan will govern.

Purposes. The purposes of the 2015 Plan are to enhance our ability to attract and retain the services of qualified employees, officers, directors, consultants and other services providers and provide additional incentives for such persons to devote their effort and skill to the advancement of the Company by providing them an opportunity to participate in the ownership of the Company.

Shares Authorized. 6,000,000 shares will be authorized under the 2015 Plan, subject to adjustment for stock splits and other similar changes in our capital structure. Any shares subject to awards that are forfeited, expire or are otherwise terminated without shares being issued will be returned to the pool of shares available for grant and issuance under the 2015 Plan. In addition, any shares subject to awards that are tendered by holders or withheld by us to pay the exercise price of an award or shares withheld to satisfy tax withholding obligations in connection with the exercise or vesting of any awards will also be returned to the pool of shares available for grant and issuance under the 2015 Plan. As of March 25, 2021, there are 404,314 shares of common stock available for grants that may be made under the 2015 Plan (excluding the 1,750,000 shares subject to approval under this Proposal 5).

Limitations on Awards. No more than 6,000,000 shares may be issued pursuant to the exercise of incentive stock options. Subject to adjustment for stock splits and other similar changes in our capital structure, no participant in the 2015 Plan may be granted options or stock appreciation rights during any 12-month period with respect to more than 500,000 shares (increased to two times such amount with respect to awards granted during the first calendar year of employment).

Eligible Participants. Incentive stock options may be granted only to Company employees. All other awards may be granted to any of our employees, directors, consultants, independent contractors and advisors that render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. The Compensation Committee determines which individuals will participate in the 2015 Plan. As of March 25, 2021, there were approximately 66 employees and consultants and six non-employee directors eligible to participate in the 2015 Plan.

Adjustments. If the number of outstanding shares of the Company is changed by a stock dividend, extraordinary dividends or distributions (whether in cash, shares or other property, other than a regular cash dividend), recapitalization, stock split, reverse stock split, subdivision, combination, reclassification, spin-off or similar change in our capital structure, then (a) the number of shares reserved for issuance and future grant under the 2015 Plan; (b) the exercise prices of and number of shares subject to outstanding options and stock appreciation rights; (c) the number of shares subject to other outstanding awards; (d) the maximum number of shares that may be issued as incentive stock options or other awards; and (e) the maximum number of shares that may be issued to an individual or to a new employee in any one calendar year, will be proportionately adjusted, subject to any required action by our board of directors or our stockholders and in compliance with applicable securities laws. No fraction of shares may be issued following any adjustment.

Award Types. The 2015 Plan permits the issuance of the following types of awards: non-qualified and incentive stock options, restricted stock awards, stock bonus awards, stock appreciation rights, restricted stock units and performance awards.

•Options. Options may be non-qualified stock options or incentive stock options and may vest based on time or achievement of performance goals. Our Compensation Committee may provide for options to be exercised only as they vest or to be immediately exercisable with any shares issued on exercise being subject to our right of repurchase that lapses as the shares vest. The term of options may not be longer than ten years, except in the case of incentive stock options granted to holders of more than 10% of our voting power, which may have a term no longer than five years.

•Restricted Stock. A restricted stock award is an offer by us to sell shares of our common stock subject to restrictions, which may vest based on time or achievement of performance goals. The price, if any, of a restricted stock award will be determined by the Compensation Committee.

•Stock Bonuses. Stock bonus awards may be granted as additional compensation for past or future service or achievement of performance goals, and therefore, no payment will be required for any shares awarded under a stock bonus.

•Stock Appreciation Rights. Stock appreciation rights provide for a payment, or payments, in cash or shares of our common stock, to the holder based upon the difference between the fair market value of our common stock on the date of exercise and the stated exercise price at grant up to a maximum amount of cash or number of shares. The term of stock appreciation rights may not be longer than ten years.

•Restricted Stock Units. Restricted stock units represent the right to receive shares of our common stock at a specified date in the future, subject to forfeiture of that right because of termination of employment or failure to achieve certain performance goals. If a restricted stock unit has not been forfeited, then on the date specified in the applicable agreement, we will deliver to the holder of the restricted stock unit shares of our common stock (which may be subject to additional restrictions), cash or a combination of our common stock and cash.

•Performance Awards. Performance awards cover a number of shares of our common stock that may be settled upon achievement of the pre-established performance goals in cash or by issuance of the underlying shares.

Non-Employee Directors. Under the 2015 Plan, non-employee directors may be granted awards either on a discretionary basis or pursuant to policy adopted by our board of directors, except that no non-employee director may be granted awards in any calendar year with a grant date fair value of more than $1 million (increased to two times such amount with respect to awards granted during the first calendar year of service).

Administration. The Compensation Committee will administer the 2015 Plan. Subject to the terms and limitations expressly set forth in the 2015 Plan, the Compensation Committee selects the persons who receive awards, determines the number of shares covered thereby, and, establishes the terms, conditions and other provisions of the grants. The Compensation Committee may construe and interpret the 2015 Plan and prescribe, amend and rescind any rules and regulations relating to the 2015 Plan.

Corporate Transactions. In the event of a change of control, merger, sale of all or substantially all of our assets or other similar corporate transaction, unless otherwise determined by the Compensation Committee, all outstanding awards may be assumed or replaced by the successor corporation. In the alternative, the successor corporation may substitute equivalent awards or provide substantially similar consideration to participants as was provided to stockholders (after taking into account the existing provisions of the awards). The successor corporation may also issue, in place of outstanding shares held by the participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the participant. In the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute awards, then the awards will have their vesting accelerate as to all shares subject to such award (and any applicable rights of repurchase fully lapse) immediately prior to the consummation of the corporate transaction. In addition, in the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute awards, then the Compensation Committee will notify the participants that such award will be exercisable for a period of time determined by the Compensation Committee, and such awards will terminate upon the expiration of such period. Awards need not be treated similarly in a corporate transaction. Notwithstanding the foregoing, in the event of a change of control, merger, sale of all or substantially all of our assets or other similar corporate transaction, the vesting of all awards granted to non-employee directors will accelerate and such awards will become exercisable in full.

Method of Payment. The exercise price of options and the purchase price, if any, of other stock awards may be paid in cash or by check or, where expressly approved by the Compensation Committee and permitted by law, cancellation of indebtedness, surrender of shares, waiver of compensation, a broker-assisted or other form of cashless exercise program, any combination of the foregoing or any other method permitted by applicable law.

Transferability. Except as otherwise determined by the Compensation Committee, awards granted under the 2015 Plan may not be sold, pledged, assigned, hypothecated, transferred or disposed of except by will or the laws of descent and distribution.

Repricing Prohibited. Repricing, or reducing the exercise price of outstanding options or stock appreciation rights, or canceling in exchange for cash outstanding options or stock appreciation rights when the exercise price per share exceeds the fair market value of one share is prohibited without stockholder approval under the 2015 Plan.

Term. The 2015 Plan will terminate on August 18, 2025, unless it is earlier terminated.

Amendments. Our board of directors may terminate or amend the 2015 Plan at any time, provided that no action may be taken by our board of directors (except for adjustment for stock splits and other similar changes in our capital structure described in “Adjustments” above) without the approval of our stockholders to:

•permit the repricing of outstanding stock options or stock appreciation rights under the 2015 Plan;

•cancel in exchange for cash outstanding stock options or stock appreciation rights under the 2015 Plan when the exercise price per share exceeds the fair market value of one share; or

•otherwise implement any amendment to the 2015 Plan required to be approved by stockholders.

Insider Trading Policy. Any participant that receives an award under the 2015 Plan must comply with our insider trading policy.

Clawback or Recoupment. Awards, including gains realized with respect to such awards, under the 2015 Plan will be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by our board of directors or required by law.

New Plan Benefits. Future benefits to executive officers and employees under the amended 2015 Plan generally will be granted at the discretion of the Compensation Committee and are therefore not currently determinable.

Equity Compensation Plan Information

The following table sets forth information about the securities authorized for issuance under our equity compensation plans as of December 31, 2020. The 2015 Plan replaced the 2011 Plan which was also approved by the stockholders. No further grants will be made under the 2011 Plan.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders: - 2011 Equity Incentive Plan	352,619	3.98	-0-
- 2015 Stock Incentive Plan	3,993,500	4.01	251,867
Equity compensation plans not approved by security holders	-0-	-0-	-0-
Total	4,346,119		251,867

U.S. Federal Income Tax Consequences

The following is a general summary as of the date of this Proxy Statement of the United States federal income tax consequences to us and participants in the 2015 Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Each participant has been, and is, encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the 2015 Plan.

Non-Qualified Stock Options. A participant will realize no taxable income at the time a non-qualified stock option is granted under the 2015 Plan, but generally at the time such non-qualified stock option is exercised, the participant will realize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the stock option exercise price. Upon a disposition of such shares, the difference between the amount received and the fair market value on the date of exercise will generally be treated as a long-term or short-term capital gain or loss, depending on the holding period of the shares. We will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the participant is considered to have realized ordinary income in connection with the exercise of the non-qualified stock option.

Incentive Stock Options. A participant will realize no taxable income, and we will not be entitled to any related deduction, at the time any incentive stock option is granted. If certain employment conditions are satisfied, then no taxable income will result upon the exercise of such option, and we will not be entitled to any deduction in connection with the exercise of such stock option. Upon disposition of the shares after expiration of the statutory holding periods, any gain realized by a participant will be taxed as long-term capital gain and any loss sustained will be long-term capital loss, and we will not be entitled to a deduction in respect to such disposition. While no ordinary taxable income is recognized at exercise (unless there is a “disqualifying disposition,” see below), the excess of the fair market value of the shares over the stock option exercise price is a preference item that is recognized for alternative minimum tax purposes.

Except in the event of death, if shares acquired by a participant upon the exercise of an incentive stock option are disposed of by such participant before the expiration of the statutory holding periods (i.e., a “disqualifying disposition”), such participant will be considered to have realized as compensation taxed as ordinary income in the year of such disposition an amount, not exceeding the gain realized on such disposition, equal to the difference between the stock option exercise price and the fair market value of such shares on the date of exercise of such stock option. Generally, any gain realized on the disposition in excess of the amount treated as compensation or any loss realized on the disposition will constitute capital gain or loss, respectively. If a participant makes a “disqualifying disposition,” generally in the fiscal year of such “disqualifying disposition” we will be allowed a deduction for federal income tax purposes in an amount equal to the compensation realized by such participant.

Restricted Stock. A participant receiving restricted stock may be taxed in one of two ways: the participant (i) pays tax when the restrictions lapse (i.e., with respect to the shares as they become vested), or (ii) makes an election under Section 83(b) of United States Internal Revenue Code of 1986, as amended, or the Code, to pay tax in the year the grant is made with respect to all of the shares subject to the grant. At either time the value of the award for tax purposes is the excess of the fair market value of the shares at that time over the amount (if any) paid for the shares. This value is taxed as ordinary income and if granted to an employee, is subject to income tax withholding. We receive a tax deduction at the same time and for the same amount taxable to the participant. If a participant makes an election under Section 83(b) of the Code to be taxed at grant, then, when the restrictions lapse, there will be no further tax consequences attributable to the awarded stock until the recipient disposes of the stock, at which point any gain or loss will be short-term or long-term capital gain or loss, depending on the holding period of the stock prior to such disposition.

Stock Bonuses. The participant will not realize income when a stock bonus (which can be settled in cash or our common stock) is granted, but will realize ordinary income when shares (or cash, if cash settled) are transferred to him or her. The amount of such income will be equal to the fair market value of such transferred shares (or cash, if cash settled) on the date of transfer. We generally will be entitled to a tax deduction at the time and in the amount that the participant recognizes ordinary income.

Stock Appreciation Rights. A grant of a stock appreciation right (which can be settled in cash or our common stock) has no federal income tax consequences at the time of grant. Upon the exercise of stock appreciation rights, the value received is generally taxable to the recipient as ordinary income, and we generally will be entitled to a corresponding tax deduction.

Restricted Stock Units. In general, no taxable income is realized upon the grant of a restricted stock unit award (which can be settled in cash or our common stock). The participant will generally include in ordinary income the fair market value of the award of stock (or cash, if cash settled) at the time shares of stock (or cash, if cash settled) are delivered to the participant or at the time the restricted stock unit vests. We generally will be entitled to a tax deduction at the time and in the amount that the participant recognizes ordinary income.

Performance Awards. The participant will not realize income when a performance award is granted (which can be settled in cash or our common stock), but will realize ordinary income when shares (or cash, if cash settled) are transferred to him or her. The amount of such income will be equal to the fair market value of such transferred shares (or cash, if cash settled) on the date of transfer. We generally will be entitled to a tax deduction at the time and in the amount that the participant recognizes ordinary income.

Withholding Tax Requirements. Whenever shares are to be issued in satisfaction of awards granted under the 2015 Plan or the applicable tax event occurs, we may require the participant to remit to us an amount sufficient to satisfy applicable withholding tax requirements. Whenever payments in satisfaction of an award are to be made in cash, such payment will be net of an amount sufficient to satisfy the applicable withholding tax requirements. The Compensation Committee may require or permit the participant to satisfy applicable withholding tax requirements, in whole or in part by paying cash, electing to have us withhold otherwise deliverable cash or shares having a fair market value equal to the minimum statutory amount required to be withheld (or such other amount that will not cause an adverse accounting consequence or cost), delivering to us already-owned shares having a fair market value equal to the minimum amount required to be withheld or withholding from the proceeds of the sale of otherwise deliverable shares acquired pursuant to an award either through a voluntary sale or through a mandatory sale arranged by us.

ERISA Information

The 2015 Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Proxies

Proxies received in response to this solicitation will be voted “FOR” the approval and adoption of the amendment to the 2015 Plan unless otherwise specified in the proxy.

Vote Required

Approval of this Proposal 5 requires a vote of the majority of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting.

Board of Directors’ Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL AND ADOPTION OF THE AMENDMENT TO THE 2015 STOCK INCENTIVE PLAN AS SET FORTH ABOVE.

PROPOSAL 6 — APPROVAL OF RESTATED CERTIFICATE TO PROVIDE FOR CLASSIFIED BOARD OF DIRECTORS

Our board of directors has unanimously approved and recommends that our stockholders approve the Restated Certificate in the form attached to this proxy as Appendix B, which provides for the establishment of a classified board structure. Our board of directors currently consists of eight members elected to one year terms at each annual meeting of stockholders. The proposed amendments divide our board of directors into three classes, with each class having a three-year term. The specific amendments to our Certificate of Incorporation necessary to make these changes are included in the Restated Certificate attached to this Proxy Statement as Appendix B, and incorporated herein by reference.

Classified Board of Directors

Delaware law provides that, unless otherwise provided in our Certificate of Incorporation or Bylaws, our entire board of directors are to be elected at each annual meeting of stockholders. If adopted, Proposal 6 would amend our Certificate of Incorporation to provide that our board of directors be divided into three classes of directors serving staggered three-year terms. As a result, approximately one-third of the board will be elected at each annual meeting of stockholders. Initially, eight directors will serve between one- to three-year terms. The two directors elected to Class I will serve for approximately one year. The three directors elected to Class II will serve for approximately two years. The three directors elected to Class III will serve approximately three years. After this transition, our directors will serve for three-year terms, with one class being elected at each annual meeting of stockholders.

If this Proposal 6 is approved, upon the filing with the Secretary of State of the State of Delaware, the Restated Certificate will authorize our board of directors to assign directors then in office to the classes of directors, and our board of directors will be responsible for assigning new directors to classes upon their appointment or election to the board.  Consistent with its authority to assign directors to classes of the board of directors, under the Restated Certificate vacancies on the board of directors may only be filled by the affirmative vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Any such newly-appointed director will hold office until the next election of the class to which such director has been assigned, subject to the election and qualification of a successor and to such director’s earlier death, resignation or removal.  A similar provision providing that our board of directors may fill vacancies is already included in our Bylaws.  If this Proposal 6 is approved, the provisions related to filling vacancies will be reflected in the Restated Certificate, which will also specifically provide that our stockholders may not fill any vacancies.

If this Proposal 6 is approved, upon the recommendation provided by our Nominations and Governance Committee, our board of directors currently expects that, contingent upon their re-election, Dr. Edward Futcher and Dr. Phillip Barnes will be designated to serve as Class I Directors for an initial one-year term, that Dr. Martin Faulkes, Dr. Alan Colman and Kim Nguyen will be designated to serve as Class II Directors for an initial two-year term, and that Cameron Reynolds, Guy Innes and Richard Brudnick will be designated to serve as Class III Directors for an initial three-year term.

Advantages of a Classified Board of Directors

Our board of directors believes that a classified board with three-year terms and the election of approximately one-third of the directors each year will help to assure the continuity and stability of our long-term policies in the future, since a majority of the directors at any given time will have prior experience working with management.  This enhances directors’ leadership role in supporting our long-term planning and objectives and encourages independence from management.  In addition, our board of directors believes that this Proposal 6 will assist it in protecting the interests of our stockholders in the event of an unsolicited offer for the Company. Our board of directors believes that the existence of a classified board will encourage any potential acquirer to negotiate directly with the board, thereby giving it added leverage in such negotiations as well as increasing the likelihood of bona fide offers for the Company by serious acquirers. In accordance with our board of director’s fiduciary duties, transactions negotiated and approved by our board of directors are designed to obtain appropriate value for, and ensure the equal treatment of, all stockholders.  A classified board would not preclude unsolicited acquisition proposals but, by eliminating the threat of imminent removal, would put our board in a position to act to maximize value for all stockholders.  A longer term in office also would allow our directors to stay focused on long-term value creation, without undue pressure that may come from special interest groups intent on pursuing their own agenda at the expense of the interests of the Company and its other stockholders.  Further, it would enable the Company to benefit more effectively from directors’ (particularly non-management directors’) experience, knowledge of the Company and wisdom, while helping the Company to attract and retain highly qualified individuals willing to commit the time and dedication necessary to understand the Company, its operations and its competitive environment.

Disadvantages of a Classified Board of Directors

While a classified board of directors with all vacancies filled by our board of directors may have the beneficial effects discussed immediately above, it may also discourage some takeover bids, including some that a majority of our stockholders believe might be in their best interests to accept or where the reason for the desired change is inadequate performance of the directors or management.  A classified board of directors, if adopted, would be applicable to every election of directors, rather than only an election occurring after a change in control of the Company.  Because of the additional time required to change control of our board of directors, a classified board may also make it more difficult for a potential acquirer to obtain control of the Company without first obtaining the approval of the incumbent board.  Currently, a change in control of our board of directors can be made by stockholders holding a plurality of the votes cast at a single annual meeting.  If we establish a classified board of directors, it will take at least two annual meetings for a potential acquirer to effect a change in control of our board of directors, even if the potential acquirer were to acquire a majority of our outstanding common stock.  A classified board of directors may discourage some takeover bids, perhaps including some takeover bids that would otherwise allow stockholders the opportunity to realize a premium over the market price of their stock.  A classified board may also increase the cost of attempting a takeover or change of control or removal or replacement of existing directors, which may further discourage attempted takeovers or changes of control.

If this Proposal 6 is approved, the provisions establishing a classified board of directors and designating the power to fill vacancies on the board to the board of directors will be effective upon the filing with the Secretary of State of the State of Delaware of the Restated Certificate, which we intend to file promptly after stockholder approval is obtained.  Our board of directors may abandon the proposed amendments and the Restated Certificate before or after adoption and approval by our stockholders at any time prior to the effectiveness of the Restated Certificate.

We are not aware of any present or threatened third-party plans to gain control of the Company, and this Proposal 6 is not being recommended in response to any such plan or threat.

This summary does not purport to be complete and is qualified in its entirety by reference to the Restated Certificate attached hereto as Appendix B.

Proxies

Proxies received in response to this solicitation will be voted “FOR” the approval of the Restated Certificate to provide for the election of a classified board of directors and the designation of the power to fill vacancies on the board to the board of directors, unless otherwise specified in the proxy.

Vote Required

Approval of this Proposal 6 requires that the Proposal receive the affirmative vote of a majority of the shares outstanding. This Proposal 6 is considered a “non-routine” matter. As a result, abstentions and broker non-votes will count towards a quorum, but will have the effect of a vote “AGAINST” on the outcome of this Proposal 6.

Unbundling with Other Proposals

This Proposal 6 is separate from the approval of Proposal 9 (Approval of Restated Certificate to Prohibit Director Removal Without Cause and to Allow Removal With Cause by the Vote of the Stockholders of at Least 66-2/3% of All Then Outstanding Shares of Common Stock of the Company). Your vote on Proposal 9 does not affect your vote on Proposal 6, but Proposal 9 is contingent on approval of Proposal 6. Accordingly, if Proposal 6 is not approved, we will not implement the amendment contemplated in Proposal 9, even if approved by our stockholders.  You can vote “FOR” or “AGAINST,” or “ABSTAIN” from voting on any of these Proposals.

This Proposal 6 is also separate from Proposals 7 and 8. Your vote on Proposal 6 does not affect your vote on Proposals 7 and 8 and vice versa. You can vote “FOR” or “AGAINST,” or “ABSTAIN” from voting on any of these Proposals.

For the reasons stated above, our board of directors believes that approval of this Proposal 6 is in our best interests and the best interests of our stockholders.

Board of Directors’ Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE RESTATED CERTIFICATE TO PROVIDE FOR THE ELECTION OF A CLASSIFIED BOARD OF DIRECTORS AS SET FORTH ABOVE.

PROPOSAL 7 — APPROVAL OF RESTATED CERTIFICATE TO PERMIT STOCKHOLDER ACTION ONLY AT A DULY CALLED ANNUAL OR SPECIAL MEETING AND TO PROHIBIT STOCKHOLDER ACTION BY WRITTEN CONSENT OR ELECTRONIC TRANSMISSION

Our board of directors has unanimously approved and recommends that our stockholders approve the Restated Certificate to permit stockholder action to be taken only at a duly called annual or special meeting and to eliminate stockholder action by written consent or electronic transmission. Our board of directors believes that this amendment to our Certificate of Incorporation is in the best interest of our stockholders in order to protect our stockholders from various takeover bids.  The specific amendments to our Certificate of Incorporation that are necessary to make these changes are included in the Restated Certificate attached to this proxy statement as Appendix B, and are incorporated herein by reference.

Delaware law provides that, unless otherwise provided in our Certificate of Incorporation, any action that may be taken or is required to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action taken, are signed by the holders of not less than the minimum number of votes that would be necessary to take such action at a meeting at which all stockholders having a right to vote thereon were present and voted.

Our Certificate of Incorporation currently does not contain any provision restricting or regulating stockholder action by written consent. Our Bylaws provide that no action may be taken by the stockholders except at a duly called annual or special meeting of stockholders and that stockholders may not act by written consent in lieu of a meeting.  As noted above, however, this provision may be ineffective under Delaware law because it is not set forth in our Certificate of Incorporation. Accordingly, this Proposal 7, if approved, would amend our Certificate of Incorporation to include a similar provision eliminating the ability of our stockholders to act by written consent or electronic transmission without a meeting, and requiring all stockholder action to be taken at a duly called annual or special meeting of stockholders.

Advantages of Prohibiting Stockholder Action by Written Consent or Electronic Transmission

Our board of directors believes that the approval of this Proposal 7 is in our best interests should a person or group holding a majority of our stock seek to call a special meeting of stockholders or seek stockholder action by written consent without a meeting. By permitting action to be taken only at a duly called annual or special meeting of stockholders and eliminating action by written consent or electronic transmission of stockholders, the amendment would give all of our stockholders entitled to vote on a particular matter advance notice of and the opportunity to participate in the determination of any proposed action and the ability to take judicial or other action to protect their interests. In addition, our board of directors believes that this meeting and voting proposal is desirable to avoid untimely notice of an action in a context that might not permit stockholders to have the full benefit of the knowledge, advice and participation of our management and board of directors.

Disadvantages of Prohibiting Stockholder Action by Written Consent or Electronic Transmission

This Proposal 7, especially in conjunction with the classified board proposal (Proposal 6), might make it more difficult to effect or might discourage a merger, tender offer, proxy contest or change in control and the removal of management, which stockholders might otherwise deem favorable.

We are not aware of any present or threatened third-party plans to gain control of the Company, and this Proposal 7 is not being recommended in response to any such plan or threat.

If this Proposal 7 is approved, the provisions permitting stockholder action to be taken only at a duly called annual or special meeting and eliminating action by written consent or electronic transmission of stockholders will be effective upon the filing with the Secretary of State of the State of Delaware of the Restated Certificate, which we intend to file promptly after stockholder approval is obtained. Our board of directors may abandon the proposed amendments and the Restated Certificate before or after adoption and approval by our stockholders at any time prior to the effectiveness of the Restated Certificate.

This summary does not purport to be complete and is qualified in its entirety by reference to the Restated Certificate attached hereto as Appendix B.

Proxies

Proxies received in response to this solicitation will be voted “FOR” the approval of the Restated Certificate to permit stockholder action only at a duly called annual or special meeting and to prohibit stockholder action by written consent or electronic transmission, unless otherwise specified in the proxy.

Vote Required

Approval of this Proposal 7 requires the affirmative vote of at least a majority of the shares outstanding. This Proposal 7 is considered a “non-routine” matter. As a result, abstentions and broker non-votes will count towards a quorum, but will have the effect of a vote “AGAINST” on the outcome of this Proposal 7.

Unbundling with Other Proposals

This Proposal 7 is separate from Proposals 6, 8 and 9. Your vote on Proposal 7 does not affect your vote on Proposals 6, 8 and 9. You can vote “FOR” or “AGAINST,” or “ABSTAIN” from voting on any of these Proposals.

For the reasons stated above, our Board believes that approval of this Proposal 7 is in our best interests and the best interests of our stockholders.

Board of Directors’ Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE RESTATED CERTIFICATE TO PERMIT STOCKHOLDER ACTION ONLY AT A DULY CALLED ANNUAL OR SPECIAL MEETING AND TO PROHIBIT STOCKHOLDER ACTION BY WRITTEN CONSENT OR ELECTRONIC TRANSMISSION AS SET FORTH ABOVE.

PROPOSAL 8 — APPROVAL OF THE RESTATED CERTIFICATE TO REQUIRE THAT SPECIAL MEETINGS OF STOCKHOLDERS BE CALLED (I) BY THE BOARD OF DIRECTORS PURSUANT TO A RESOLUTION APPROVED BY A MAJORITY OF THE BOARD OF DIRECTORS, (II) BY THE CHAIRMAN OF THE BOARD OF DIRECTORS, (III) BY THE CHIEF EXECUTIVE OFFICER, OR (IV) BY THE PRESIDENT (IN THE ABSENCE OF A CHIEF EXECUTIVE OFFICER)

Our board of directors unanimously approved and recommends that our stockholders approve the Restated Certificate to require that special meetings of our stockholders be called only by (i) our board of directors pursuant to a resolution approved by a majority of our board of directors, (ii) the chairman of our board of directors, (iii) our chief executive officer, or (iv) our president (in the absence of a chief executive officer). The specific amendments to our Certificate of Incorporation that are necessary to make these changes are included in the Restated Certificate attached to this Proxy Statement as Appendix B, and are incorporated herein by reference.

Delaware law does not grant stockholders of a corporation the absolute right to call a special meeting. Rather, it provides that special meetings of stockholders may be called by the board of directors or by such persons as are authorized by a corporation’s certificate of incorporation or bylaws. We believe that the Delaware legislature adopted this approach to permit a corporation to alleviate the significant financial and administrative burdens that unrestricted special meetings could impose on corporations (particularly, public corporations such as ours). Our Certificate of Incorporation is silent on the matter, but our Bylaws provide that only our board of directors (acting based on a resolution adopted by a majority of the board of directors), the chairman of our board of directors, our chief executive officer or our president (in the absence of a chief executive officer) may call a special meeting. This Bylaw provision prevents special meetings from being called by stockholders, which may include persons seeking control of the Company or special interest groups in pursuit of their own agendas, but may currently be amended by our stockholders without the board of directors’ approval. There are a variety of reasons why a potential acquirer would seek to compel us to hold a special meeting of stockholders. These could include the replacement of one or more members of our board of directors, amending our Certificate of Incorporation or Bylaws to dismantle the Company’s defenses against abusive takeover practices and make it easier for a hostile bidder to gain control of the Company and/or forcing the stockholders to consider an offer that our board deems inadequate or on the basis of information that our board deems incomplete or inaccurate. These could lead to a stockholder acquiring control of the Company without paying a control premium. Furthermore, special meetings where special interest groups can advance their own interests can be divisive, costly and disruptive and can divert management’s attention and resources from pursuing and implementing those strategic goals and objectives upon which our growth and stockholder value creation depend.

Advantages of Requiring Special Meetings of Stockholders Only Be Called by Certain Specified Persons

Our board of directors believes that amending the provisions of our Certificate of Incorporation to add a similar provision regarding the ability to call a special meeting of our stockholders consistent with our Bylaws is a prudent corporate governance measure in that it would perpetuate the benefits of the Bylaw provision described above, by foreclosing a stockholder-initiated amendment of such Bylaw provision that would permit stockholders to call special meetings without board approval. If such an amendment were to be implemented, and depending on the terms of such amendment, stockholders (perhaps even an inappropriately small number of them) could prematurely force stockholder consideration of a proposal over the opposition of our board of directors at a special meeting before stockholders have the full benefit of the knowledge, advice and participation of our management and board of directors. In the event of a proposed acquisition of the Company, our board of directors believes that the interests of our stockholders will best be served by a transaction that results from negotiations based on careful consideration of the proposed terms. We believe that when our board of directors is granted the opportunity to thoroughly analyze a proposal, our stockholders can benefit from our board of directors’ insight regarding what is in the best interests of all of our stockholders.

Disadvantages of Requiring Special Meetings of Stockholders Only Be Called by Certain Specified Persons

Including a provision regarding the ability to a call a special meeting of stockholders in our Certificate of Incorporation and not providing stockholders with the power to call a special meeting may deter certain acquisitions of our stock and may delay, deter or impede stockholder action not approved by our board of directors. Such actions may include stockholder attempts to obtain control of our board of directors, unsolicited tender offers or other efforts to acquire control of the Company. While a similar provision is already contained within our Bylaws, the effect of this Proposal 8 may be to impede or delay, at least until the next regularly scheduled annual meeting (and, if Proposal 6, adoption of a classified board of directors, is approved, beyond such meeting), the initiation or consummation of business transactions, such as reorganizations, mergers, or recapitalizations, which are opposed by our board of directors even though sought by a majority of our stockholders. Without the ability to act by written consent (if Proposal 7 is also approved) or to call a special meeting of our stockholders, a holder or group of holders controlling a majority interest of the common stock would not be able to amend our Certificate of Incorporation or Bylaws except as voted upon at an annual stockholders’ meeting where such action is duly proposed or at a special meeting of the stockholders, held to take any such action and duly called for by our board of directors. Our board of directors believes, however, that the benefits of discouraging hostile and potentially abusive takeover tactics and special interest groups seeking to further their own agendas from conducting potentially expensive and disruptive consent solicitations and special meetings of our stockholders outweigh these disadvantages.

We are not aware of any present or threatened third-party plans to gain control of the Company, and this Proposal 8 is not being recommended in response to any such plan or threat.

If this Proposal 8 is approved, the provisions requiring that special meetings of stockholders be called (i) by the board of directors pursuant to a resolution approved by a majority of the board of directors, (ii) by the chairman of the board of directors, (iii) by the chief executive officer or (iv) by the president (in the absence of a chief executive officer), will be effective upon the filing with the Secretary of State of the State of Delaware of the Restated Certificate, which we intend to file promptly after stockholder approval is obtained. Our board of directors may abandon the proposed amendments and the Restated Certificate before or after adoption and approval by our stockholders at any time prior to the effectiveness of the Restated Certificate.

This summary does not purport to be complete and is qualified in its entirety by reference to the Restated Certificate attached hereto as Appendix B.

Proxies

Proxies received in response to this solicitation will be voted “FOR” the approval of the Restated Certificate to require that special meetings of stockholders be called (i) by the board of directors pursuant to a resolution approved by a majority of the board of directors, (ii) by the chairman of the board of directors, (iii) by the chief executive officer or (iv) by the president (in the absence of a chief executive officer), unless otherwise specified in the proxy.

Vote Required

Approval of this Proposal 8 requires the affirmative vote of at least a majority of the shares outstanding. This Proposal 8 is considered a “non-routine” matter. As a result, abstentions and broker non-votes will count towards a quorum, but will have the effect of a vote “AGAINST” on the outcome of this Proposal 8.

Unbundling with Other Proposals

This Proposal 8 is separate from Proposals 6, 7 and 9. Your vote on Proposal 8 does not affect your vote on Proposals 6, 7 and 9. You can vote “FOR” or “AGAINST,” or “ABSTAIN” from voting on any of these Proposals.

For the reasons stated above, our Board believes that approval of this Proposal 8 is in our best interests and the best interests of our stockholders.

Board of Directors’ Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE RESTATED CERTIFICATE TO REQUIRE THAT SPECIAL MEETINGS OF STOCKHOLDERS BE CALLED (I) BY THE BOARD OF DIRECTORS PURSUANT TO A RESOLUTION APPROVED BY A MAJORITY OF THE BOARD OF DIRECTORS, (II) BY THE CHAIRMAN OF THE BOARD OF DIRECTORS, (III) BY THE CHIEF EXECUTIVE OFFICER, OR (IV) BY THE PRESIDENT (IN THE ABSENCE OF A CHIEF EXECUTIVE OFFICER), AS SET FORTH ABOVE.

PROPOSAL 9 — APPROVAL OF RESTATED CERTIFICATE TO PROHIBIT DIRECTOR REMOVAL WITHOUT CAUSE AND TO ALLOW REMOVAL WITH CAUSE BY THE VOTE OF THE STOCKHOLDERS OF AT LEAST 66-2/3% OF ALL THEN OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY

Our board of directors has unanimously approved and recommends that our stockholders approve the Restated Certificate to provide for the addition of provisions regarding director removal. The proposed provisions prohibit director removal without cause and allow removal with cause by the affirmative vote of the holders of at least 66-2/3% of the voting power of all then outstanding shares of our common stock entitled to vote generally at an election of directors. The specific amendments to our Certificate of Incorporation that are necessary to make these changes are included in the Restated Certificate attached to this Proxy Statement as Appendix B, and are incorporated herein by reference.

Delaware law provides that, when a board of directors is classified, stockholders may only remove directors for cause unless our Certificate of Incorporation provides otherwise. In Proposal 6, we seek to establish a classified board of directors. Accordingly, this Proposal 9 partially seeks to align our Certificate of Incorporation with Delaware law.  The Restated Certificate provides that our stockholders can remove directors only with cause and by the vote of at least 66-2/3% of the voting power of all then outstanding shares of our common stock entitled to vote generally at an election of directors.

Advantages of Director Removal Provisions

Our board of directors believes that a classified board where stockholders can remove directors only with cause and by the vote of at least 66-2/3% of the voting power of all then outstanding shares of our common stock will help to assure continuity and enhances directors’ leadership role in supporting our long-term planning and objectives and encourages independence from management. In addition, our board of directors believes that this Proposal 9 will assist it in protecting the interests of our stockholders in the event of an unsolicited offer for the Company because it will be difficult to remove directors. Additionally, requiring a two-thirds vote by stockholders protects against self-interested action by large stockholders by requiring broad stockholder support for director changes.

Disadvantages of Director Removal Provisions

While the proposed removal provisions may have the beneficial effects discussed immediately above, it may also discourage some takeover bids, including some that a majority of the independent stockholders believe might be in their best interests to accept or where the reason for the desired change is inadequate performance of our directors. In addition, some commentators argue that two-thirds stockholder voting requirements could limit a board’s accountability to stockholders or stockholder participation in a company’s corporate governance. Requiring a two-thirds vote for director removal by stockholders for cause could also lead to the entrenchment of management because it will be more difficult to remove directors.

We are not aware of any present or threatened third-party plans to gain control of the Company, and this Proposal 9 is not being recommended in response to any such plan or threat.

If this Proposal 9 is approved, the provisions regarding removal of directors by stockholders will be effective upon the filing with the Secretary of State of the State of Delaware of the Restated Certificate, which we intend to file promptly after stockholder approval is obtained.  Our board of directors may abandon the proposed amendments and the Restated Certificate before or after adoption and approval by our stockholders at any time prior to the effectiveness of the Restated Certificate.

This summary does not purport to be complete and is qualified in its entirety by reference to the Restated Certificate attached hereto as Appendix B.

Proxies

Proxies received in response to this solicitation will be voted “FOR” the approval of the Restated Certificate to prohibit director removal without cause and to allow removal with cause by the vote of the stockholders of at least 66-2/3% of all then outstanding shares of common stock of the Company, unless otherwise specified in the proxy.

Vote Required

Approval of this Proposal 9 requires the affirmative vote of at least a majority of the shares outstanding. This Proposal 9 is considered a “non-routine” matter. As a result, abstentions and broker non-votes will count towards a quorum, but will have the effect of a vote “AGAINST” on the outcome of this Proposal 9.

Unbundling with Other Proposals

This Proposal 9 is separate, but contingent on the approval of, Proposal 6 (Approval of Restated Certificate to Provide for a Classified Board of Directors). Your vote on Proposal 6 does not affect your vote on Proposal 9, but Proposal 9 is contingent on approval of Proposal 6. Accordingly, if Proposal 6 is not approved, we will not implement the amendment contemplated in Proposal 9, even if approved by our stockholders.  You can vote “FOR” or “AGAINST,” or “ABSTAIN” from voting on any of these Proposals.

This Proposal 9 is also separate from Proposals 7 and 8. Your vote on Proposal 9 does not affect your vote on Proposals 7 and 8 and vice versa. You can vote “FOR” or “AGAINST,” or “ABSTAIN” from voting on any of these proposals.

For the reasons stated above, our Board believes that approval of this Proposal 9 is in our best interests and those of our stockholders.

Board of Directors’ Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE RESTATED CERTIFICATE TO PROHIBIT DIRECTOR REMOVAL WITHOUT CAUSE AND TO ALLOW REMOVAL WITH CAUSE BY THE VOTE OF THE STOCKHOLDERS OF AT LEAST 66-2/3% OF ALL THEN OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director or officer of the Company, including former officers and directors whom held their respective positions since the beginning of the last fiscal year, nor any proposed nominee for election as a director of the Company, or associate or affiliate of any of the foregoing persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Annual Meeting other than the election of directors, except as otherwise disclosed herein.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

We will send only one copy of the Proxy Materials to stockholders who share a single address unless we receive contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Notice or Proxy Materials to a stockholder at a shared address to which a single copy of the Notice or Proxy Materials was delivered. You may make such a written or oral request by calling the Company or sending a written notification, stating your name, your shared address and the address to which the Company should direct the additional copy of the Notice or Proxy Materials, to VolitionRx Limited, 13215 Bee Cave Parkway, Suite 125, Galleria Oaks B, Austin, Texas 78738, Attention: Rodney Rootsaert, Corporate Secretary, or by telephone at +1 (646) 650-1351. If multiple stockholders sharing an address have received one copy of the Notice or Proxy Materials, or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices to express your preference for future distributions. Additionally, if current stockholders with a shared address received multiple copies of the Notice or Proxy Materials or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, such request may also be made by mail or telephone to the Company’s principal executive offices.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

Under Rule 14a-8 of the Exchange Act, any stockholder desiring to include a proposal in our proxy statement with respect to our 2022 annual meeting of stockholders should arrange for such proposal to be delivered to us at our principal executive offices no later than January 4, 2022, in order to be considered for inclusion in our proxy statement relating to such annual meeting. If the date of next year’s annual meeting is changed by more than 30 days from the date of this year’s Annual Meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials. Matters pertaining to such proposals, and the eligibility of persons entitled to have such proposals included, are regulated by the Exchange Act and the rules of the SEC.

In addition, pursuant to our Bylaws, any stockholder desiring to submit a proposal for action or nominate one or more persons for election as directors at our 2022 annual meeting of stockholders that will not be included in our proxy statement must submit a notice of the proposal or nomination including the information required by our Bylaws to us between February 18, 2022 and March 20, 2022, or else it will be considered untimely and ineligible to be properly brought before the 2022 annual meeting of stockholders. However, if our 2022 annual meeting of stockholders is advanced by more than 30 days or delayed by more than 60 days from the date of this year’s Annual Meeting, under our Bylaws, this notice must be provided not earlier than the 120th day prior to the 2022 annual meeting of stockholders and not later than the close of business on the later of (a) the 90th day prior to the 2022 annual meeting of stockholders, or (b) the tenth day following the date on which notice of the date of the 2022 annual meeting of stockholders is first mailed to stockholders, or otherwise publicly disclosed, whichever first occurs.

Proposals should be delivered to VolitionRx Limited, 13215 Bee Cave Parkway, Suite 125, Galleria Oaks B, Austin, Texas 78738, Attention: Rodney Rootsaert, Corporate Secretary. To avoid controversy and establish timely receipt by the Company, it is suggested that stockholders send their proposals by certified mail, return receipt requested.

WHERE YOU CAN GET ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy our reports or other filings made with the SEC electronically on the SEC’s website, www.sec.gov.  Our filings with the SEC are also available without charge on our website (https://ir.volition.com/all-sec-filings) as soon as reasonably practicable after filing.

OTHER MATTERS

The board of directors knows of no other matters to be submitted at this Annual Meeting. If any other matters properly come before the Annual Meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent in accordance with their best judgment.

A Notice was mailed to our stockholders on or about May 4, 2021, which contained instructions on how to access the Proxy Materials on the Internet. You may obtain a complete copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, with all exhibits filed therewith, from the SEC’s website at www.sec.gov under EDGAR filings or from our website at https://ir.volition.com/all-sec-filings. We will provide to you a copy of our Annual Report at no charge (excluding exhibits) by writing us c/o Corporate Secretary, VolitionRx Limited, 13215 Bee Cave Parkway, Suite 125, Galleria Oaks B, Austin, Texas 78738, or by telephone at +1 (646) 650-1351. Exhibits filed with our Annual Report will be provided by us upon written request, in the same manner noted above, at a nominal per page charge. Information on our website is not part of the proxy soliciting material and is not incorporated herein by reference.

By order of the Board of Directors,

/s/ Cameron Reynolds
Cameron Reynolds President, Chief Executive Officer and Director

Austin, Texas

May 4, 2021

APPENDIX A

VOLITIONRX LIMITED

2015 STOCK INCENTIVE PLAN

As amended March 31, 2021

ARTICLE 1

PURPOSES OF THE PLAN

1.1Purposes. The purposes of the Plan are (a) to enhance the Company’s ability to attract and retain the services of qualified employees, officers, directors, consultants and other service providers upon whose judgment, initiative and efforts the successful conduct and development of the Company’s business largely depends and (b) to provide additional incentives to such persons or entities to devote their utmost effort and skill to the advancement and betterment of the Company, by providing them an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company.

ARTICLE 2

DEFINITIONS

For purposes of this Plan, terms not otherwise defined herein will have the meanings indicated below:

2.1“Affiliate” means (i) any entity that, directly or indirectly, is controlled by, controls or is under common control with, the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee, whether now or hereafter existing.

2.2“Award” means any award under the Plan, including any Option, Restricted Stock, Stock Bonus, Stock Appreciation Right, Restricted Stock Unit or Performance Awards.

2.3“Award Agreement” means, with respect to each Award, the written or electronic agreement between the Company and the Participant setting forth the terms and conditions of the Award, and country-specific appendix thereto for grants to non-U.S. Participants, which will be in substantially a form (which need not be the same for each Participant) that the Committee (or in the case of Award agreements that are not used for Insiders, the Committee’s delegate(s)) has from time to time approved, and will comply with and be subject to the terms and conditions of this Plan.

2.4“Board” means the Board of Directors of the Company.

2.5“Cause” means termination of Service because of (a) any willful, material violation by the Participant of any law or regulation applicable to the business of the Company or a Parent, Subsidiary or Affiliate of the Company, the Participant’s conviction for or guilty plea to a felony or a crime involving moral turpitude or any willful perpetration by the Participant of a common law fraud; (b) the Participant’s commission of an act of personal dishonesty which involves personal profit in connection with the Company or any other entity having a business relationship with the Company; (c) any material breach by the Participant of any provision of any agreement or understanding between the Company or any Parent, Subsidiary or Affiliate of the Company and the Participant regarding the terms of the Participant’s Service, including the willful and continued failure or refusal of the Participant to perform the material duties required of such Participant as an Employee, Officer, Director, Non-Employee Director or Consultant of the Company or a Parent, Subsidiary or Affiliate of the Company, other than as a result of having a Disability or a breach of any applicable invention assignment and confidentiality agreement or similar agreement between the Company or a Parent, Subsidiary or Affiliate of the Company and the Participant; (d) Participant’s disregard of the policies of the Company or any Parent, Subsidiary or Affiliate of the Company so as to cause loss, damage or injury to the property, reputation or employees of the Company or a Parent, Subsidiary or Affiliate of the Company or (e) any other misconduct by the Participant which is materially injurious to the financial condition or business reputation of or is otherwise materially injurious to the Company or a Parent, Subsidiary or Affiliate of the Company. The determination as to whether a Participant is being terminated for Cause will be made in good faith by the Company and will be final and binding on the Participant. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time as provided in Section 13.11, and the term “Company” will be interpreted to include any Affiliate, Subsidiary or Parent, as appropriate. Notwithstanding the foregoing, the foregoing definition of “Cause” may, in part or in whole, be modified or replaced in each individual employment agreement or Award Agreement with any Participant, provided that such document supersedes the definition provided in this Section 2.5.

2.6“Code” means the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

2.7“Committee” means the Compensation Committee of the Board or those persons to whom administration of the Plan or part of the Plan has been delegated as permitted by law.

2.8“Common Stock” means the Common Stock of the Company.

2.9“Company” means VolitionRx Limited or any successor corporation.

2.10“Consultant” means any natural person, including an advisor or independent contractor, engaged by the Company or a Parent, Subsidiary or Affiliate to render services to such entity.

2.11“Corporate Transaction” means the occurrence of any of the following events: (a) any “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then-outstanding voting securities; provided, however, that for purposes of this clause (a) the acquisition of additional securities by any one Person who is considered to own more than fifty percent (50%) of the total voting power of the securities of the Company will not be considered a Corporate Transaction; (b) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; (c) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; (d) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company) or (e) a change in the effective control of the Company that occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by member of the Board whose appointment or election is not endorsed by as majority of the members of the Board prior to the date of the appointment or election; provided, however, that for purposes of this clause (e), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Corporate Transaction. For purposes of this definition, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock or similar business transaction with the Company. Notwithstanding the foregoing, to the extent that any amount constituting deferred compensation (as defined in Section 409A of the Code) would become payable under this Plan by reason of a Corporate Transaction, such amount will become payable only if the event constituting a Corporate Transaction would also qualify as a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, each as defined within the meaning of Section 409A of the Code, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and IRS guidance that has been promulgated or may be promulgated thereunder from time to time.

2.12“Director” means a member of the Board.

2.13“Disability” means in the case of incentive stock options, total and permanent disability as defined in Section 22 (e) (3) of the Code and in the case of other Awards, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

2.14“Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash, stock or other property dividends in amounts equal equivalent to cash, stock or other property dividends for each Share represented by an Award held by such Participant.

2.15“Effective Date” means October 30, 2015, the date on which the Plan was approved by the affirmative vote of the holders of a majority of the Shares of Common Stock of the Company which are entitled to be voted and are voted on the proposal to approve this Plan (and for such purpose, any “broker non-votes” will not be counted as being entitled to be voted on that proposal, but will be counted for quorum purposes).

2.16“Employee” means any person, including Officers and Directors, providing services as an employee to the Company or any Parent, Subsidiary or Affiliate. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

2.17“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

2.18“Exercise Price” means, with respect to an Option, the price at which a holder may purchase the Shares issuable upon exercise of an Option and with respect to a SAR, the price at which the SAR is granted to the holder thereof.

2.19“Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows: (a) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Committee deems reliable; (b) if such Common Stock is publicly traded but is neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable or (c) if none of the foregoing is applicable, by the Board or the Committee in good faith using any reasonable method of evaluation in a manner consistent with the valuation principles under Section 409A of the Code.

2.20“Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.

2.21“IRS” means the United States Internal Revenue Service.

2.22“Non-Employee Director” means a Director who is not an Employee of the Company or any Parent or Subsidiary.

2.23“Option” means an award of an option to purchase Shares pursuant to Article 4 or Article 10.

2.24“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.25“Participant” means a person who holds an Award under this Plan.

2.26“Performance Award” means cash or stock granted pursuant to Article 9 or Article 10.

2.27“Performance Factors” means any of the factors selected by the Committee and specified in an Award Agreement, from among the following objective measures, either individually, alternatively or in any combination, applied to the Company as a whole or any business unit or Subsidiary, either individually, alternatively or in any combination, on a GAAP or non-GAAP basis, and measured, to the extent applicable on an absolute basis or relative to a pre-established target or index or group of comparator companies, to determine whether the performance goals established by the Committee with respect to applicable Awards have been satisfied: (a) profit before tax; (b) billings; (c) revenue; (d) net revenue; (e) earnings (which may include earnings before interest; earnings before interest and taxes; earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; net earnings and other metrics based on or derived from earnings); (f) operating income; (g) operating margin; (h) operating profit; (i) controllable operating profit; (j) net operating profit; (k) net profit; (l) gross margin; (m) operating expenses or operating expenses as a percentage of revenue; (n) net income; (o) earnings per share; (p) total stockholder return; (q) market share; (r) return on assets or net assets; (s) the Company’s stock price; (t) growth in stockholder value relative to a pre-determined index; (u) return on equity; (v) return on invested capital; (w) cash flow (including free cash flow or operating cash flows); (x) cash conversion cycle; (y) economic value added; (z) individual confidential business objectives; (aa) contract awards or backlog; (bb) overhead or other expense reduction; (cc) credit rating; (dd) strategic plan development and implementation; (ee) succession plan development and implementation; (ff) improvement in workforce diversity; (gg) customer indicators; (hh) new product invention or innovation; (ii) attainment of research and development milestones; (jj) improvements in productivity; (kk) bookings and (ll) attainment of objective operating goals and employee metrics. The Committee may provide for one or more adjustments to the Performance Factors in accordance with Section 11.3.

2.28“Performance Period” means the period of service determined by the Committee, not to exceed five (5) years, during which years of service or performance is to be measured for the Award.

2.29“Performance Share” means an Award granted pursuant to Article 9 or Article 10.

2.30“Permitted Transferee” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law (including adoptive relationships) of the Employee, any person sharing the Employee’s household (other than a tenant or employee), a trust in which these persons (or the Employee) have more than 50% of the beneficial interest, a foundation in which these persons (or the Employee) control the management of assets, and any other entity in which these persons (or the Employee) own more than 50% of the voting interests.

2.31“Plan” means this VolitionRx Limited 2015 Stock Incentive Plan, as amended.

2.32“Purchase Price” means the price to be paid for Shares acquired under the Plan, other than Shares acquired upon exercise of an Option or SAR.

2.33“Restricted Stock Award” means an award of Shares pursuant to Article 5 or Article 10 or issued pursuant to the early exercise of an Option.

2.34“Restricted Stock Unit” means an Award granted pursuant to Article 8 or Article 10.

2.35“SEC” means the United States Securities and Exchange Commission.

2.36“Securities Act” means the United States Securities Act of 1933, as amended.

2.37“Service” means service as an Employee, Consultant, Director or Non-Employee Director, to the Company or a Parent, Subsidiary or Affiliate, subject to such further limitations as may be set forth in the Plan or the applicable Award Agreement. An Employee will not be deemed to have ceased to provide Service in the case of (a) sick leave; (b) military leave or (c) any other leave of absence approved by the Company; provided, that such leave is for a period of not more than 90 days (x) unless reemployment upon the expiration of such leave is guaranteed by contract or statute or (y) unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any Employee on an approved leave of absence or a reduction in hours worked (for illustrative purposes only, a change in schedule from that of full-time to part-time), the Committee may make such provisions respecting suspension of or modification of vesting of the Award while on leave from the employ of the Company or a Parent, Subsidiary or Affiliate or during such change in working hours as it may deem appropriate, except that in no event may an Award be exercised after the expiration of the term set forth in the applicable Award Agreement. In the event of military leave, if required by applicable laws, vesting will continue for the longest period that vesting continues under any other statutory or Company approved leave of absence and, upon a Participant’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she will be given vesting credit with respect to Awards to the same extent as would have applied had the Participant continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave. An employee will have terminated employment as of the date he or she ceases to provide services (regardless of whether the termination is in breach of local employment laws or is later found to be invalid) and employment will not be extended by any notice period or garden leave mandated by local law, provided however, that a change in status from an employee to a consultant or advisor will not terminate the service provider’s Service, unless determined by the Committee, in its discretion. The Committee will have sole discretion to determine whether a Participant has ceased to provide Services and the effective date on which the Participant ceased to provide Services.

2.38“Shares” means shares of the Company’s Common Stock and the common stock of any successor entity.

2.39“Stock Appreciation Right” means an Award granted pursuant to Article 7 or Article 10.

2.40“Stock Bonus” means an Award granted pursuant to Article 6 or Article 10.

2.41“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.42“Treasury Regulations” means regulations promulgated by the United States Treasury Department.

2.43“Unvested Shares” means Shares that have not yet vested or are subject to a right of repurchase in favor of the Company (or any successor thereto).

ARTICLE 3

PLAN SHARES

3.1Number of Shares Available. Subject to adjustment as provided in Section 3.5, the total number of Shares reserved and available for grant and issuance pursuant to this Plan is six million (6,000,000) Shares.

3.2Lapsed, Returned Awards. If any Shares subject to an Award are forfeited, an Award expires or otherwise terminates without issuance of Shares or an Award is settled for cash (in whole or in part) or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award (including on payment in Shares on exercise of a SAR), such Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, be added to the Shares available for grant under the Plan. If (i) any Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company or (ii) withholding tax liabilities arising from such Award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then in each such case the Shares so tendered or withheld shall be added to the Shares available for grant under the Plan on a one-for-one basis.

3.3Minimum Share Reserve. At all times the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all outstanding Awards granted under this Plan.

3.4Limitations; Eligibility. No more than six million (6,000,000) Shares will be issued pursuant to the exercise of ISOs. ISOs may be granted only to Employees. All other Awards may be granted to Employees, Consultants, Directors and Non-Employee Directors; provided such Consultants, Directors and Non-Employee Directors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. Subject to adjustment as provided in Section 3.5, no Participant may be granted (a) Options or SARs during any 12-month period with respect to more than five hundred thousand (500,000) Shares and (b) Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards or Stock Bonus Awards during any calendar year that are intended to comply with the performance-based exception under Section 162(m) of the Code and are denominated in Shares under which more than five hundred thousand (500,000) Shares may be earned for each twelve (12) months in the vesting period or Performance Period. Each of the limitations in the preceding sentence of this Section 3.4 shall be multiplied by two (2) with respect to Awards granted to a Participant during the first calendar year in which the Participant commences employment with the Company and its Subsidiaries. If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable limitation in this Section 3.4.

3.5Adjustment of Shares. If the number of outstanding Shares is changed by a stock dividend, extraordinary dividends or distributions (whether in cash, shares or other property, other than a regular cash dividend), recapitalization, stock split, reverse stock split, subdivision, combination, reclassification, spin-off or similar change in the capital structure of the Company, then (a) the number of Shares reserved for issuance and future grant under the Plan set forth in Section 3.1; (b) the Exercise Prices of and number of Shares subject to outstanding Options and SARs; (c) the number of Shares subject to other outstanding Awards; (d) the maximum number of shares that may be issued as ISOs or other Awards set forth in Section 3.4 and (e) the maximum number of Shares that may be issued to an individual or to a new Employee in any one calendar year set forth in Section 3.4, will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and in compliance with applicable securities laws, provided that fractions of a Share will not be issued.

ARTICLE 4

OPTIONS

4.1Options. An Option is the right but not the obligation to purchase a Share, subject to certain conditions, if applicable. The Committee may grant Options to eligible Employees, Consultants and Directors and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may vest and be exercised, and all other terms and conditions of the Option, subject to the following terms of this Section 4.1.

4.2Option Grant. Each Option granted under this Plan will identify the Option as an ISO or an NSO. An Option may be, but need not be, awarded upon satisfaction of such Performance Factors during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the Option is being earned upon the satisfaction of Performance Factors, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Option and (b) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to Options that are subject to different performance goals and other criteria.

4.3Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option or a specified future date. The Award Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

4.4Exercise Period. Options may be vested and exercisable within the times or upon the conditions as set forth in the Award Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who, at the time the ISO is granted, directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

4.5Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted, provided that (a) the Exercise Price of an Option will be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant and (b) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 13.1 and the Award Agreement and in accordance with any procedures established by the Company.

4.6Method of Exercise. Any Option granted hereunder will be vested and exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (a) notice of exercise (in such form as the Committee may specify from time to time) from the person entitled to exercise the Option (and/or via electronic execution through the authorized third party administrator) and (b) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 3.5. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

4.7Termination of Service. Unless otherwise provided in the Award Agreement, if the Participant’s Service terminates for any reason except for Cause or the Participant’s death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates no later than three (3) months after the date Participant’s Service terminates (or such shorter or longer time period as may be determined by the Committee, with any exercise beyond three (3) months after the date Participant’s Service terminates deemed to be the exercise of an NSO), but in any event no later than the expiration date of the Options. Unless otherwise provided in the Award Agreement, if the Participant’s Service terminates because of the Participant’s death (or the Participant dies within three (3) months after Participant’s Service terminates other than for Cause or because of the Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates and must be exercised by the Participant’s legal representative or authorized assignee no later than twelve (12) months after the date Participant’s Service terminates (or such shorter time period or longer time period as may be determined by the Committee), but in any event no later than the expiration date of the Options. Unless otherwise provided in the Award Agreement, if the Participant’s Service terminates because of the Participant’s Disability, then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates and must be exercised by the Participant (or the Participant’s legal representative or authorized assignee) no later than twelve (12) months after the date Participant’s Service terminates (or such shorter or longer time period as may be determined by the Committee, with any exercise beyond (a) three (3) months after the date Participant’s Service terminates when the termination of Service is for a Disability that is not a “permanent and total disability” as defined in Section 22(e)(3) of the Code or (b) twelve (12) months after the date Participant’s Service terminates when the termination of Service is for a Disability that is a “permanent and total disability” as defined in Section 22(e)(3) of the Code, deemed to be exercise of an NSO), but in any event no later than the expiration date of the Options. Unless otherwise provided in the Award Agreement, if the Participant is terminated for Cause, then Participant’s Options will expire on such Participant’s date of termination of Service or at such later time and on such conditions as are determined by the Committee, but in any no event later than the expiration date of the Options. Unless otherwise provided in the Award Agreement, Cause will have the meaning set forth in the Plan.

4.8Limitations on Exercise. The Committee may specify a minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent any Participant from exercising the Option for the full number of Shares for which it is then exercisable.

4.9Limitations on ISOs. With respect to Awards granted as ISOs, to the extent that the aggregate Fair Market Value of the Shares with respect to which such ISOs are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as NSOs. For purposes of this Section 4.9, ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

4.10Modification or Extension. Subject in all cases to Section 13.8, the Committee may modify or extend outstanding Options (but not beyond their original term) and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended or otherwise altered will be treated in accordance with Section 424(h) of the Code.

4.11No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

ARTICLE 5

RESTRICTED STOCK AWARDS

5.1Restricted Stock Awards. A Restricted Stock Award is an offer by the Company to sell to an eligible Employee, Consultant or Director Shares that are subject to restrictions (“Restricted Stock”). The Committee will determine to whom an offer will be made, the number of Shares the Participant may purchase, the Purchase Price (if any), the restrictions under which the Shares will be subject and all other terms and conditions of the Restricted Stock Award, subject to the Plan.

5.2Award Agreement. All Restricted Stock Awards will be evidenced by an Award Agreement. Except as may otherwise be provided in an Award Agreement, a Participant accepts a Restricted Stock Award by signing and delivering to the Company an Award Agreement with full payment of the Purchase Price (if any), within thirty (30) days from the date the Award Agreement was delivered to the Participant. If the Participant does not accept such Award within thirty (30) days, then the offer of such Restricted Stock Award will terminate, unless the Committee determines otherwise.

5.3Purchase Price. The Purchase Price (if any) for a Restricted Stock Award will be determined by the Committee and may be less than Fair Market Value on the date the Restricted Stock Award is granted. Payment of the Purchase Price (if any) must be made in accordance with Section 13.1, the Award Agreement and any procedures established by the Company.

5.4Terms of Restricted Stock Awards. Restricted Stock Awards will be subject to such restrictions as the Committee may impose or are required by law. These restrictions may be based on completion of a specified number of years of service with the Company or upon completion of Performance Factors, if any, during any Performance Period as set out in advance in the Participant’s Award Agreement. Prior to the grant of a Restricted Stock Award, the Committee will: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

5.5Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).

ARTICLE 6

STOCK BONUS AWARDS

6.1Stock Bonus Awards. A Stock Bonus Award is an award to an eligible Employee, Consultant or Director of Shares for Services to be rendered or for past Services already rendered to the Company or any Parent or Subsidiary. All Stock Bonus Awards will be made pursuant to an Award Agreement. No payment from the Participant will be required for Shares awarded pursuant to a Stock Bonus Award.

6.2Terms of Stock Bonus Awards. The Committee will determine the number of Shares to be awarded to the Participant under a Stock Bonus Award and any restrictions thereon. These restrictions may be based upon completion of a specified number of years of service with the Company or upon satisfaction of performance goals based on Performance Factors during any Performance Period as set out in advance in the Participant’s Stock Bonus Agreement. Prior to the grant of any Stock Bonus Award the Committee will: (a) determine the nature, length and starting date of any Performance Period for the Stock Bonus Award; (b) select from among the Performance Factors to be used to measure performance goals (if any) and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Stock Bonus Awards that are subject to different Performance Periods and different performance goals and other criteria.

6.3Form of Payment to Participant. Payment may be made in the form of cash, whole Shares or a combination thereof, based on the Fair Market Value of the Shares earned under a Stock Bonus Award on the date of payment, as determined in the sole discretion of the Committee.

6.4Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).

ARTICLE 7

STOCK APPRECIATION RIGHTS

7.1Stock Appreciation Rights. A Stock Appreciation Right (“SAR”) is an award to an eligible Employee, Consultant or Director that may be settled in cash or Shares (which may consist of Restricted Stock) having a value equal to (a) the difference between the Fair Market Value on the date of exercise over the Exercise Price multiplied by (b) the number of Shares with respect to which the SAR is being settled (subject to any maximum number of Shares that may be issuable as specified in an Award Agreement). All SARs will be made pursuant to an Award Agreement.

7.2Terms of SARs. The Committee will determine the terms of each SAR, including: (a) the number of Shares subject to the SAR; (b) the Exercise Price and the time or times during which the SAR may be settled; (c) the consideration to be distributed on settlement of the SAR and (d) the effect of the Participant’s termination of Service on each SAR. The Exercise Price of the SAR will be determined by the Committee when the SAR is granted, and may not be less than Fair Market Value. A SAR may be awarded upon satisfaction of Performance Factors, if any, during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the SAR is being earned upon the satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for each SAR and (y) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to SARs that are subject to different Performance Factors and other criteria.

7.3Exercise Period and Expiration Date. A SAR will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the Award Agreement governing such SAR. The SAR Agreement will set forth the expiration date; provided that no SAR will be exercisable after the expiration of ten (10) years from the date the SAR is granted. The Committee may also provide for SARs to become exercisable at one time or from time to time, periodically or otherwise (including upon the attainment during a Performance Period of performance goals based on Performance Factors), in such number of Shares or percentage of the Shares subject to the SAR as the Committee determines. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Service terminates (unless determined otherwise by the Committee). Notwithstanding the foregoing, the rules of Section 4.7 also will apply to SARs.

7.4Form of Settlement. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying (a) the difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price; times (b) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment from the Company for the SAR exercise may be in cash, in Shares of equivalent value or in some combination thereof. The portion of a SAR being settled may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee determines, provided that the terms of the SAR and any deferral satisfy the requirements of Section 409A of the Code.

7.5Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).

ARTICLE 8

RESTRICTED STOCK UNITS

8.1Restricted Stock Units. A Restricted Stock Unit (“RSU”) is an award to an eligible Employee, Consultant or Director covering a number of Shares that may be settled in cash and/or by issuance of Shares (which may consist of Restricted Stock). All RSUs will be made pursuant to an Award Agreement.

8.2Terms of RSUs. The Committee will determine the terms of an RSU including: (a) the number of Shares subject to the RSU; (b) the time or times during which the RSU may be settled; (c) the amount (including any minimum amount), nature (which may include cash, Shares or a combination of both) and valuation of the consideration to be paid or distributed on settlement; (d) the effect of the Participant’s termination of Service on each RSU; and (e) such other terms as the Committee may determine. An RSU may be awarded upon satisfaction of such performance goals based on Performance Factors during any Performance Period as are set out in advance in the Participant’s Award Agreement. If the RSU is being earned upon satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for the RSU; (y) select from among the Performance Factors to be used to measure the performance, if any and (z) determine the number of Shares deemed subject to the RSU. Performance Periods may overlap and participants may participate simultaneously with respect to RSUs that are subject to different Performance Periods and different performance goals and other criteria.

8.3Timing of Settlement. Payment of earned RSUs will be made as soon as practicable after the date(s) determined by the Committee and set forth in the Award Agreement. The Committee may permit a Participant to defer payment under a RSU to a date or dates after the RSU is earned provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code.

8.4Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).

ARTICLE 9

PERFORMANCE AWARDS

9.1Performance Awards. A Performance Award is an award to an eligible Employee, Consultant or Director of a cash bonus or an award of Performance Shares denominated in Shares that may be settled in cash or by issuance of those Shares (which may consist of Restricted Stock). Grants of Performance Awards will be made pursuant to an Award Agreement.

9.2Terms of Performance Shares. The Committee will determine, and each Award Agreement will set forth, the terms of each Performance Award including: (a) the amount of any cash bonus; (b) the number of Shares deemed subject to an award of Performance Shares; (c) the Performance Factors and Performance Period that will determine the time and extent to which each Performance Award will be settled; (d) the consideration to be distributed on settlement and (e) the effect of the Participant’s termination of Service on each Performance Award. In establishing Performance Factors and the Performance Period the Committee will: (x) determine the nature, length and starting date of any Performance Period; (y) select from among the Performance Factors to be used and (z) determine the number of Shares deemed subject to the award of Performance Shares. Prior to settlement the Committee will determine the extent to which Performance Awards have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Awards that are subject to different Performance Periods and different performance goals and other criteria. During any calendar year no Participant may be granted Performance Awards that are intended to comply with the performance-based exception under Section 162(m) of the Code and are denominated in cash under which more than $10,000,000 may be earned for each twelve (12) months in the Performance Period. This limitation shall be multiplied by two (2) with respect to Awards granted to a Participant during the first calendar year in which the Participant commences employment with the Company and its Subsidiaries. If an Award is cancelled, the cancelled Award shall continue to be counted toward the limitation in this Section 9.2.

9.3Value, Earning and Timing of Performance Shares. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant. After the applicable Performance Period has ended, the holder of Performance Shares will be entitled to receive a payout of the number of Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Factors or other vesting provisions have been achieved. The Committee, in its sole discretion, may pay earned Performance Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Shares at the close of the applicable Performance Period) or in a combination thereof.

9.4Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Service terminates (unless determined otherwise by the Committee).

ARTICLE 10

GRANTS TO NON-EMPLOYEE DIRECTORS

10.1Grants To Non-Employee Directors. Non-Employee Directors are eligible to receive any type of Award offered under this Plan except ISOs. Awards pursuant to this Article 10 may be automatically made pursuant to policy adopted by the Board or made from time to time as determined in the discretion of the Board. No Non-Employee Director may be granted Awards pursuant to this Article 10 in any calendar year with a grant date fair value (determined in accordance with U.S. generally accepted accounting principles) of more than $1,000,000. The limitation in the preceding sentence of this Section 10.1 shall be multiplied by two (2) with respect to Awards granted to a Non-Employee Director during the first calendar year in which the Non-Employee Director provides services as a Non-Employee Director.

10.2Eligibility. Awards pursuant to this Article 10 will be granted only to Non-Employee Directors. A Non-Employee Director who is elected or re-elected as a member of the Board will be eligible to receive an Award under this Article 10.

10.3Vesting, Exercisability and Settlement. Except as set forth in Article 12, Awards will vest, become exercisable and be settled as determined by the Board. With respect to Options and SARs, the exercise price granted to Non-Employee Directors will not be less than the Fair Market Value of the Shares at the time that such Option or SAR is granted.

10.4Election to receive Awards in Lieu of Cash. A Non-Employee Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash or Awards or a combination thereof, as determined by the Committee. Such Awards will be issued under the Plan. An election under this Section 10.4 will be filed with the Company on the form prescribed by the Company.

ARTICLE 11

ADMINISTRATION OF THE PLAN

11.1Committee Composition; Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan, except, however, the Board will establish the terms for the grant of an Award to Non-Employee Directors. The Committee will have the authority to: (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan; (b) prescribe, amend and rescind rules and regulations relating to this Plan or any Award; (c) select persons to receive Awards; (d) determine the form and terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder, including the exercise price, the time or times when Awards may vest and be exercised (which may be based on performance criteria) or settled, any vesting acceleration or waiver of forfeiture restrictions, the method to satisfy tax withholding obligations or any other tax liability legally due and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Committee will determine; (e) determine the number of Shares or other consideration subject to Awards; (f) determine the Fair Market Value in good faith and interpret the applicable provisions of this Plan and the definition of Fair Market Value in connection with circumstances that impact the Fair Market Value, if necessary; (g) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of or as alternatives to other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company; (h) grant waivers of Plan or Award conditions; (i) determine the vesting, exercisability and payment of Awards; (j) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement; (k) determine whether an Award has been earned; (l) reduce or waive any criteria with respect to Performance Factors (subject to any applicable requirements or limitations under Section 162(m) of the Code); (m) adjust Performance Factors in accordance with Section 11.3 with respect to persons whose compensation is subject to Section 162(m) of the Code; (n) adopt terms and conditions, rules and procedures (including the adoption of any sub-plan under this Plan) relating to the operation and administration of the Plan to accommodate requirements of local law and procedures outside of the United States; (o) make all other determinations necessary or advisable for the administration of this Plan and (p) delegate any of the foregoing to a subcommittee consisting of one or more executive officers pursuant to a specific delegation as permitted by applicable law, including Section 157(c) of the Delaware General Corporation Law.

11.2Committee Interpretation and Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination will be final and binding on the Company and all persons having an interest in any Award under the Plan. Any dispute regarding the interpretation of the Plan or any Award Agreement will be submitted by the Participant or Company to the Committee for review. The resolution of such a dispute by the Committee will be final and binding on the Company and the Participant. The Committee may delegate to one or more executive officers the authority to review and resolve disputes with respect to Awards held by Participants who are not Insiders, and such resolution will be final and binding on the Company and the Participant.

11.3Section 162(m) of the Code and Section 16 of the Exchange Act. When necessary or desirable for an Award to qualify as “performance-based compensation” under Section 162(m) of the Code the Committee will include at least two persons who are “outside directors” (as defined under Section 162(m) of the Code) and at least two of such “outside directors” (or a majority if more than two “outside directors” then serve on the Committee) will approve the grant of such Award and timely determine (as applicable) the Performance Period and any Performance Factors upon which vesting or settlement of any portion of such Award is to be subject. If the Committee determines that an Award (other than an Option or SAR) is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one or any combination of the Performance Factors. Such performance goals (and any exclusions) shall (a) be set by the Committee prior to the earlier of 90 days after the commencement of the applicable Performance Period and the expiration of 25% of the Performance Period and (b) otherwise comply with the requirements of Section 162(m) of the Code and the regulations thereunder. When required by Section 162(m) of the Code, prior to settlement of any such Award at least two (or a majority if more than two then serve on the Committee) of such “outside directors” then serving on the Committee will determine and certify in writing the extent to which such Performance Factors have been timely achieved and the extent to which the Award has thereby been earned, and the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award. Awards granted to Participants who are subject to Section 16 of the Exchange Act must be approved by two or more “non-employee directors” (as defined in the regulations promulgated under Section 16 of the Exchange Act). With respect to Participants whose compensation is subject to Section 162(m) of the Code, the Committee may specify, in its sole discretion, at the time of the initial grant of the Award, the manner of adjustment of any Performance Factors upon which vesting or settlement of any portion of such Award is to be subject to the extent necessary to prevent dilution or enlargement of any Award as a result of extraordinary events or circumstances, as determined by the Committee, or to exclude the effects of an event or occurrence which the Committee determines should appropriately be excluded, including: extraordinary, unusual, infrequent, or non-recurring items; an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management; changes in applicable laws, regulations or accounting principles or standards; currency fluctuations; discontinued operations; non-cash items, such as amortization, depreciation, or reserves; asset impairment; or any recapitalization, restructuring, reorganization, merger, acquisition, divestiture, consolidation, spin-off, split-up, combination, liquidation, dissolution, sale of assets, or other similar corporate transaction, but only to the extent such adjustments would be permitted under Section 162(m) of the Code.

11.4Documentation. The Award Agreement for a given Award, the Plan and any other documents may be delivered to, and accepted by, a Participant or any other person in any manner (including electronic distribution or posting) that meets applicable legal requirements.

11.5Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws and practices in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Committee, in its sole discretion, will have the power and authority to: (a) determine which Subsidiaries and Affiliates will be covered by the Plan; (b) determine which individuals outside the United States are eligible to participate in the Plan, which may include individuals who provide services to the Company, Subsidiary or Affiliate under an agreement with a foreign nation or agency; (c) modify the terms and conditions of any Award granted to individuals outside the United States or foreign nationals to comply with applicable foreign laws, policies, customs and practices; (d) establish sub-plans and modify exercise procedures and other terms and procedures, to the extent the Committee determines such actions to be necessary or advisable (and such sub-plans and/or modifications will be attached to this Plan as appendices); provided, however, that no such sub-plans and/or modifications will increase the share limitations contained in Section 3.4 hereof and (e) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards will be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code or any other applicable United States governing statute or law.

ARTICLE 12

CORPORATE TRANSACTIONS

12.1Assumption or Replacement of Awards by Successor. In the event of a Corporate Transaction, any or all outstanding Awards may be assumed or replaced by the successor corporation, which assumption or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, then notwithstanding any other provision in this Plan to the contrary, such Awards will have their vesting accelerate as to all shares subject to such Award (and any applicable right of repurchase fully lapse) immediately prior to the Corporate Transaction. In addition, in the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, the Committee will notify the Participants in writing or electronically that such Award will be exercisable for a period of time determined by the Committee in its sole discretion, and such Award will terminate upon the expiration of such period. Awards need not be treated similarly in a Corporate Transaction.

12.2Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan (“Substitute Awards”). Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the Purchase Price or the Exercise Price, as the case may be, and the number and nature of Shares issuable upon exercise or settlement of any such Award will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option in substitution rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price. Substitute Awards shall not reduce the Shares authorized for grant under the Plan or the limitations on grants to a Participant under Section 3.4, nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards shall not be added to the Shares available for Awards under the Plan); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

12.3Non-Employee Directors’ Awards. Notwithstanding any provision to the contrary herein, in the event of a Corporate Transaction, the vesting of all Awards granted to Non-Employee Directors will accelerate and such Awards will become exercisable (as applicable) in full prior to the consummation of such event at such times and on such conditions as the Committee determines.

ARTICLE 13

MISCELLANEOUS

13.1Payment For Share Purchases. Payment from a Participant for Shares purchased pursuant to this Plan may be made in cash or by check or, where expressly approved for the Participant by the Committee and where permitted by law (and to the extent not otherwise set forth in the applicable Award Agreement): (a) by cancellation of indebtedness of the Company to the Participant; (b) by surrender of shares of the Company held by the Participant that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Award will be exercised or settled; (c) by waiver of compensation due or accrued to the Participant for services rendered or to be rendered to the Company or a Parent or Subsidiary of the Company; (d) by consideration received by the Company pursuant to a broker-assisted or other form of cashless exercise program implemented by the Company in connection with the Plan; (e) by any combination of the foregoing or (f) by any other method of payment as is permitted by applicable law.

13.2Withholding Taxes. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan or the applicable tax event occurs, the Company may require the Participant to remit to the Company or to the Parent or Subsidiary employing the Participant an amount sufficient to satisfy applicable U.S. federal, state, local and international withholding tax requirements or any other tax or social insurance liability legally due from the Participant prior to the delivery of Shares pursuant to exercise or settlement of any Award. Whenever payments in satisfaction of Awards granted under this Plan are to be made in cash, such payment will be net of an amount sufficient to satisfy applicable U.S. federal, state, local and international withholding tax or social insurance requirements or any other tax liability legally due from the Participant. The Fair Market Value of the Shares will be determined as of the date that the taxes are required to be withheld and such Shares will be valued based on the value of the actual trade or, if there is none, the Fair Market Value of the Shares as of the previous trading day. The Committee, or its delegate(s), as permitted by applicable law, in its sole discretion and pursuant to such procedures as it may specify from time to time and to limitations of local law, may require or permit a Participant to satisfy such tax withholding obligation or any other tax liability legally due from the Participant, in whole or in part by paying cash, electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld (or such other amount that will not cause an adverse accounting consequence or cost), delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum amount required to be withheld or withholding from the proceeds of the sale of otherwise deliverable Shares acquired pursuant to an Award either through a voluntary sale or through a mandatory sale arranged by the Company.

13.3Transferability. Unless determined otherwise by the Committee, an Award may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. If the Committee makes an Award transferable, including by instrument to an inter vivos or testamentary trust in which the Awards are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift or by domestic relations order to a Permitted Transferee, such Award will contain such additional terms and conditions as the Committee deems appropriate. All Awards will be exercisable: (a) during the Participant’s lifetime only by (i) the Participant or (ii) the Participant’s guardian or legal representative; (b) after the Participant’s death, by the legal representative of the Participant’s heirs or legatees and (c) in the case of all awards except ISOs, by a Permitted Transferee.

13.4Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant, except for any Dividend Equivalent Rights permitted by an applicable Award Agreement. Any Dividend Equivalent Rights will be subject to the same vesting or performance conditions as the underlying Award. In addition, the Committee may provide that any Dividend Equivalent Rights permitted by an applicable Award Agreement will be deemed to have been reinvested in additional Shares or otherwise reinvested. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant’s Purchase Price or Exercise Price, as the case may be, pursuant to Section 13.5.

13.5Restrictions on Shares. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) a right to repurchase (a “Right of Repurchase”) a portion of any or all Unvested Shares held by a Participant following such Participant’s termination of Service at any time within ninety (90) days (or such longer or shorter time determined by the Committee) after the later of the date Participant’s Service terminates and the date the Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s Purchase Price or Exercise Price, as the case may be. Dividend Equivalent Rights will not be granted in connection with any Options or SARs.

13.6Certificates. All Shares or other securities whether or not certificated, delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable U.S. federal, state or foreign securities law or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted and any non-U.S. exchange controls or securities law restrictions to which the Shares are subject.

13.7Escrow; Pledge of Shares. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of the Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

13.8Repricing Prohibited. Other than pursuant to Section 3.5, the Committee will not (a) amend the terms of outstanding Options or SARs to reduce the Exercise Price of outstanding Options or SARs; (b) cancel outstanding Options or SARs when the Exercise Price per Share exceeds the Fair Market Value of one Share in exchange for cash or another Award (other than in connection with a Corporate Transaction); or (c) take any other action with respect to an Option or SAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed, in any case without prior stockholder approval.

13.9Deferrals. The Committee may determine that the delivery of Shares, payment of cash or a combination thereof upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made only in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Committee may provide for distributions while a Participant is providing Services to the Company or any Parent or Subsidiary.

13.10Securities Law and Other Regulatory Compliance. An Award will not be effective unless such Award is in compliance with all applicable U.S. and foreign federal and state securities and exchange control laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable and (b) completion of any registration or other qualification of such Shares under any state or federal or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any foreign or state securities laws, exchange control laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

13.11No Obligation To Employ. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of or to continue any other relationship with the Company or any Parent, Subsidiary or Affiliate or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate to terminate Participant’s employment or other relationship at any time.

13.12Adoption and Stockholder Approval. This Plan was submitted for the approval of the Company’s stockholders, consistent with applicable laws, within twelve (12) months after the date this Plan is adopted by the Board, and such approval was obtained on October 30, 2015.

13.13Term of Plan; Governing Law. Unless earlier terminated as provided herein, this Plan will become effective on the Effective Date and will terminate on August 18, 2025, which is ten (10) years from the date this Plan is adopted by the Board. This Plan and all Awards granted hereunder will be governed by and construed in accordance with the laws of the State of Delaware (excluding its conflict of law rules).

13.14Amendment or Termination of Plan. The Board may at any time terminate or amend this Plan in any respect, including amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval or amend Section 13.8; provided further, that a Participant’s Award will be governed by the version of this Plan then in effect at the time such Award was granted.

13.15Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including the granting of stock awards and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

13.16Insider Trading Policy. Each Participant who receives an Award will comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities by Employees, officers and/or directors of the Company.

13.17All Awards Subject to Company Clawback or Recoupment Policy. All Awards, subject to applicable law, will be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of Participant’s employment or other service with the Company that is applicable to executive officers, employees, directors or other service providers of the Company, and in addition to any other remedies available under such policy and applicable law, may require the cancellation of outstanding Awards and the recoupment of any gains realized with respect to Awards.

13.18Compliance with Section 409A of the Code. This Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee. Any provision of this Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code. Notwithstanding any contrary provision in the Plan or any Award Agreement, any payment(s) of “nonqualified deferred compensation” (within the meaning of Section 409A) that are otherwise required to be made under the Plan or any Award Agreement to a “specified employee” (as defined under Section 409A) as a result of his or her “separation from service” (as defined below) (other than a payment that is not subject to Section 409A) shall be delayed for the first six (6) months following such “separation from service” and shall instead be paid (in a manner set forth in the Award Agreement) on the payment date that immediately follows the end of such six-month period (or, if earlier, within 10 business days following the date of death of the specified employee) or as soon as administratively practicable within 60 days thereafter, but in no event later than the end of the applicable taxable year. A termination of employment shall not be deemed to have occurred for purposes of any provision of the Plan or any Award Agreement providing for the payment of any amounts or benefits that are considered nonqualified deferred compensation under Section 409A upon or following a termination of employment, unless such termination is also a “separation from service” within the meaning of Section 409A and the payment thereof prior to a “separation from service” would violate Section 409A. For purposes of any such provision of the Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment,” “termination of continuous Service” or like terms shall mean “separation from service.”

APPENDIX B

If Proposal 6 is adopted, the underlined text in Article 5, Section 5.1 (other than the last sentence in such Section) will be added to and the text that is lined through will be deleted from the Third Amended and Restated Certificate of Incorporation (“Restated Certificate”). If Proposal 7 is adopted, the underlined text in Article 9, Section 9.2 will be added to the Restated Certificate and the title of Article 9 will be revised accordingly. If Proposal 8 is adopted, the underlined text in Article 9, Section 9.3 will be added to the Restated Certificate and the title of Article 9 will be revised accordingly. If Proposal 9 is adopted, the underlined text in the last sentence of Article 5, Section 5.1 will be added to and the Restated Certificate and the text that is lined through will be deleted. Additionally, for consistency purposes, the term “shareholders” rather than “stockholders” will be used throughout the Restated Certificate.

Note: the amendments set out in this Appendix B are reflected as a comparison to the Second Amended and Restated Certificate of Incorporation of the Company as of the date of this Proxy Statement.

~~SECOND~~THIRD AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

VOLITIONRX LIMITED

_______________

VolitionRx Limited, a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify:

1. The original Certificate of Incorporation was filed with the Secretary of State on September 24, 1998, under the name Standard Capital Corporation, ~~and~~ amended and restated as filed with the Secretary of State on September 30, 2013, and further amended and restated as filed with the Secretary of State on October 7, 2016.

2.The following ~~Second~~Third Amended and Restated Certificate of Incorporation was duly adopted by the Corporation's Board of Directors and duly adopted by the ~~stockholders~~shareholders pursuant to the applicable provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.

ARTICLE 1

Corporation Name

1.1The name of the Corporation is VolitionRx Limited.

ARTICLE 2

Registered Office and Agent

2.1The address, including street, number, city, and county, of the registered office of the Corporation in the State of Delaware is 1201 Orange Street, Suite 600, One Commerce Center, Wilmington, Delaware, 19801, in the County of New Castle; and the name of the registered agent of the Corporation in the State of Delaware at such address is Agents and Corporations, Inc. The Corporation hereby designates Agents and Corporations, Inc. to accept service of process within the State of Delaware on behalf of the Corporation.

ARTICLE 3

Purpose

3.1The nature of the business and the purpose to be conducted and promoted by the Corporation are to conduct any lawful business, to promote any lawful purpose, and to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE 4

Perpetual Existence

4.1 The Corporation shall have a perpetual existence.

ARTICLE 5

Directors

5.1The business and property of the Corporation shall be managed by a Board of Directors composed of not fewer than one (1) director and no more than nine (9) who shall be a natural person of full age~~, and who shall be elected annually by the shareholders having voting rights, for the term of one year, and shall serve~~. The directors shall be divided into three classes designated as Class I, Class II and Class III, respectively. The Board of Directors is authorized to assign members of the Board of Directors already in office to such classes at the time the classification becomes effective. At the first annual meeting of shareholders following the initial classification of the Board of Directors, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the second annual meeting of shareholders following such initial classification, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At the third annual meeting of shareholders following such initial classification, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. At each succeeding annual meeting of shareholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting.  All directors shall hold office until the expiration of the term for which elected, and until the election and acceptance of their duly qualified successors, except in the case of death, incapacity, resignation or removal of any director. In the event of any delay in holding, or adjournment of, or failure to hold an annual meeting, the terms of the sitting directors shall be automatically continued indefinitely until their successors are elected and qualified. Directors need not be residents of the State of Delaware nor shareholders. Any vacancies, including vacancies resulting from an increase in the number of directors, ~~may be filled by the Board of Directors~~or the death, resignation, disqualification or removal of a director, shall be filled only by the affirmative vote of a majority of directors then in office, though less than a quorum, or by a sole remaining director, for the unexpired term, and shall not be filled by the shareholders. The Board of Directors shall have full power, and it is hereby expressly authorized, to increase or decrease the number of directors from time to time without requiring a vote of the shareholders. No decrease in the number of ~~Directors~~directors shall have the effect of shortening the term of any incumbent ~~Director. Any~~director. Subject to any limitations imposed by applicable law, any director or directors may be removed ~~with or without cause by the shareholders~~only for cause by the affirmative vote of shareholders holding not less than 66-2/3% of the voting power of all of the then outstanding shares entitled to vote at the election of directors at a meeting called for such purpose, voting together as a single class.

5.2In furtherance, and not in limitation, of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized:

(a)To make, alter, amend, and repeal the Bylaws of the Corporation, subject to the power of the holders of stock having voting power to alter, amend, or repeal the Bylaws made by the Board of Directors.

(b)To determine and fix the value of any property to be acquired by the Corporation and to issue and pay in exchange therefore, stock of the Corporation; and the judgment of the directors in determining such value shall be conclusive.

(c)To set apart out of any funds of the Corporation available for dividends, a reserve or reserves for working capital or for any other lawful purposes, and also to abolish any such reserve in the same manner in which it was created.

(d)To determine from time to time whether and to what extent, and at what time and places, and under what conditions and regulations the accounts and books of the Corporation, or any of the books, shall be open for inspection by the shareholders and no shareholder shall have any right to inspect any account or book or document of the Corporation except as conferred by the laws of the State of Delaware, unless and until authorized to do so by resolution of the Board of Directors or of the shareholders.

(e)The Board of Directors may, by resolution, provide for the issuance of stock certificates to replace lost or destroyed certificates.

ARTICLE 6

Capital Stock

6.1The aggregate number of shares of stock that the Corporation shall have authority to issue is One Hundred Million (100,000,000) shares, consisting of One Hundred Million (100,000,000) shares of common stock, par value $0.001 (“Common Stock”).

6.2Each share of Common Stock shall have, for all purposes one (1) vote per share. The holders of shares of Common Stock shall be entitled to receive such dividends and other distributions in cash, property or shares of stock of the Corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefore. The holders of Common Stock issued and outstanding have and possess the right to receive notice of shareholders’ meetings and to vote upon the election of directors or upon any other matter as to which approval of the outstanding shares of Common Stock or approval of the common shareholders is required or requested. In the event of a voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of Common Stock shall be entitled to receive a pro rata portion of the assets of the Corporation, whether such assets are capital or surplus of any nature.

ARTICLE 7

Stock Transfer Agreements

7.1This Corporation, and any or all of the shareholders of this Corporation, may from time to time enter into such agreements as they deem expedient relating to the shares of stock held by them and limiting the transferability thereof; and thereafter any transfer of such shares shall be made in accordance with the provisions of such agreement, provided that before the actual transfer of such shares on the books of the Corporation, written notice of such agreement shall be given to this Corporation by filing a copy thereof with the secretary of the Corporation and a reference to such agreement shall be stamped, written or printed with the certificate representing such shares, and the Bylaws of this Corporation may likewise include provisions for the making of such agreement, as aforesaid.

ARTICLE 8

Preemptive Rights

8.1Except as otherwise set forth herein, none of the shares of the Corporation shall carry with them any preemptive right to acquire additional or other shares of the Corporation and no holder of any stock of the Corporation shall be entitled, as of right, to purchase or subscribe for any part of any unissued shares of stock of the Corporation or for any additional shares of stock, of any class or series, which may at any time be issued, whether now or hereafter authorized, or for any rights, options, or warrants to purchase or receive shares of stock or for any bonds, certificates of indebtedness, debentures, or other securities.

ARTICLE 9

~~Cumulative~~Shareholder Voting and Special Meetings

9.1 The right to cumulate votes shall not exist with respect to shares of stock of the Corporation.

9.2No action shall be taken by the shareholders of the Corporation except at an annual or special meeting of shareholders. Shareholders of the Corporation may not act by written consent or electronic transmission in lieu of a meeting.

9.3A special meeting of shareholders may be called at any time only by (A) the Board of Directors pursuant to a resolution duly adopted by a majority of the directors of the Corporation then in office, (B) the Chairman of the Board of Directors, (C) the Chief Executive Officer or (D) the President (in the absence of a Chief Executive Officer), and may not be called by any other person or persons.

ARTICLE 10

Private Property of Shareholders

10.1 The private property of the shareholders of the Corporation shall not be subject to the payment of the Corporation's debts to any extent whatever.

ARTICLE 11

Indemnification

11.1The following indemnification provisions shall be deemed to be contractual in nature and not subject to retroactive removal or reduction by amendment:

(a)The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of no contest or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

(b)The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

(c)To the extent that a director, officer, employee, or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in subparagraphs (a) and (b), or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

(d)Any indemnification under subparagraphs (a) and (b) (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subparagraphs (a) and (b). Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit, or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the ~~stockholders~~shareholders.

(e)Expenses incurred in defending a civil or criminal action, suit, or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit, or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of the director, officer, employee, or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation as authorized herein.

ARTICLE 12

Bylaws

12.1If the Bylaws so provide, the shareholders and the Board of Directors of the Corporation shall have the power to hold their meetings, to have an office or offices, and to keep the books of the Corporation, subject to the provisions of the laws of the State of Delaware, outside of said state at such place or places as may be designated from time to time by the Board of Directors.

12.2The Corporation may, in its Bylaws, confer powers upon the Board of Directors in addition to those granted by this ~~Second~~Third Amended and Restated Certificate of Incorporation, and in addition to the powers and authority expressly conferred upon them by the laws of the State of Delaware.

12.3 Election of directors need not be by ballot unless the Bylaws so provide.

12.4 Directors shall be entitled to reasonable fees for their attendance at meetings of the Board of Directors.

ARTICLE 13

Related Party Transactions

13.1In case the Corporation enters into contracts or transacts business with one or more of its directors, or with any firm of which one or more of its directors are members, or with any other corporation or association of which one or more of its directors are shareholders, directors, or officers, such contracts or transactions shall not be invalidated or in any way affected by the fact that such director or directors have or may have an interest therein which is or might be adverse to the interest of this Corporation, provided that such contracts or transactions are in the usual course of business.

13.2In the absence of fraud, no contract or other transaction between this Corporation and any other corporation or any individual or firm, shall in any way be affected or invalidated by the fact that any of the directors of this Corporation is interested in such contract or transaction, provided that such interest shall be fully disclosed or otherwise known to the Board of Directors in the meeting of such Board at which time such contract or transaction was authorized or confirmed, and provided, however, that any such directors of this Corporation who are so interested may be counted in determining the existence of a quorum at any meeting of the Board of Directors of this Corporation which shall authorize or confirm such contract or transaction, and any such director may vote thereon to authorize any such contract or transaction, and any such director may vote thereon to authorize any such contract or transaction with the like force and effect as if he were not such director or officer of such other Corporation or not so interested.

ARTICLE 14

Limitation of Director Liability

14.1No director of the Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director; provided, that the foregoing clause shall not apply to any liability of a director for any action for which the General Corporation Law of the State of Delaware proscribes this limitation and then only to the extent that this limitation is specifically proscribed.

ARTICLE 15

Amendment to ~~Second~~Third Amended and Restated Certificate of Incorporation

15.1The Corporation reserves the right to amend, alter, change or repeal any provision contained in this ~~Second~~Third Amended and Restated Certificate of Incorporation in the manner now or hereafter prescribed by law, and all rights and powers conferred herein upon shareholders, directors and officers are subject to this reserved power.

IN WITNESS WHEREOF, this ~~Second~~Third Amended and Restated Certificate of Incorporation has been signed on behalf of the Corporation by its duly authorized officer effective this ~~7th~~____ day of ~~October, 2016.~~_______, _______.

~~/s/ Cameron Reynolds_________________~~_______________________

Cameron Reynolds, President

VOLITIONRX LIMITED
P. O. BOX 9112
FARMINGDALE, NY 11735

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 5:00 P.M. Eastern Time on June 16, 2021. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

1. Election of Directors

Nominees

01 Dr. Alan Colman
02 Dr. Martin Faulkes
03 Dr. Edward Futcher
04 Guy Innes
05 Cameron Reynolds
06 Dr. Phillip Barnes
07 Kim Nguyen
08 Richard Brudnick

The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5, 6, 7, 8 and 9.

NOTE: The Board of Directors shall consider and act upon such other business as may properly come before the meeting or any adjournment or postponements thereof.

Please indicate if you plan to attend this meeting. **Yes** ☐ **No** ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000XXXXXXXXXXXXXXX

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting of Stockholders, Proxy Statement, and Annual Report on Form 10-K are available at www.proxyvote.com.

VOLITIONRX LIMITED
Annual Meeting of Stockholders
Thursday, June 17, 2021
This proxy is solicited by the Board of Directors

The undersigned, a stockholder of VolitionRx Limited, a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement for the Annual Meeting to be held on Thursday, June 17, 2021 at 11:00 A.M. LST, at 93-95 Gloucester Place, London, W1U 6JQ, United Kingdom. The undersigned hereby appoints Cameron Reynolds and Dr. Martin Faulkes as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote ALL of the shares of the Common Stock in the Company, standing in the name of the undersigned at the Annual Meeting of Stockholders to be held on June 17, 2021 and any adjournment or postponements of such meeting, and upon such other matters as may properly come before the meeting or any adjournment or postponements thereof. Any prior proxy or voting instructions are hereby revoked.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO VOTE YOUR SHARES BY TELEPHONE OR VIA THE INTERNET OR BY SIGNING AND RETURNING THIS PROXY BY MAIL.

Continued and to be signed on reverse side.

0000385676_2 R1.0.1.17

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Thursday, June 17, 2021

VOLITIONRX LIMITED

Meeting Information

Meeting Type: Annual Meeting of Stockholders
For holders as of: April 19, 2021
Date: Thursday, June 17, 2021 **Time:** 11:00 AM LST
Location: 93-95 Gloucester Place
London, WIU 6JQ, United Kingdom

VOLITIONRX LIMITED
P. O. BOX 9112
FARMINGTON, NY 11735

You are receiving this communication because you hold shares in the above-named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

00XXXXXXXXXXXX

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0000385675_2   R1.0.1.17